Exhibit 10.30





CLOSING ITEM NO.:  A-3




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                COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY


                                       AND


                           STAR BANK, N.A., AS TRUSTEE


    ========================================================================

                                 TRUST INDENTURE

    ========================================================================


                           DATED AS OF OCTOBER 1, 1997


                   ------------------------------------------


                                   $6,000,000
                COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY
                            MULTI-MODE VARIABLE RATE
                      INDUSTRIAL DEVELOPMENT REVENUE BONDS
                (SPURLOCK ADHESIVES, INC. PROJECT), SERIES 1997 A



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                   THIS INSTRUMENT IS INTENDED TO CONSTITUTE A
                 SECURITY AGREEMENT UNDER THE UNIFORM COMMERCIAL
                         CODE OF THE STATE OF NEW YORK.



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                                TABLE OF CONTENTS
                                -----------------


                                                                                                               Page
                                                                                                               ----

Recitals..........................................................................................................1
Form of Certificate of Authentication............................................................................13
Form of Assignment ..............................................................................................13
Granting Clause..................................................................................................14


ARTICLE I........................................................................................................16
         DEFINITIONS.............................................................................................16


ARTICLE II.......................................................................................................27
         THE BONDS...............................................................................................27
                  SECTION 2.01. AMOUNT, TERMS AND ISSUANCE OF BONDS; LIMITED OBLIGATIONS.........................27
                  SECTION 2.02. DESIGNATION, DENOMINATIONS AND MATURITY..........................................27
                  SECTION 2.03. REGISTERED BONDS REQUIRED; BOND REGISTRAR AND BOND REGISTER......................32
                  SECTION 2.04. TRANSFER AND EXCHANGE............................................................33
                  SECTION 2.05. DELIVERY OF BONDS................................................................34
                  SECTION 2.06. EXECUTION........................................................................34
                  SECTION 2.07. AUTHENTICATION; AUTHENTICATING AGENT.............................................34
                  SECTION 2.08. PAYMENT OF PRINCIPAL AND INTEREST RIGHTS PRESERVED...............................35
                  SECTION 2.09. PERSONS DEEMED OWNERS............................................................36
                  SECTION 2.10. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.......................................36
                  SECTION 2.11. TEMPORARY BONDS..................................................................37
                  SECTION 2.12. CANCELLATION OF SURRENDERED BONDS................................................37
                  SECTION 2.13. SOURCE OF PAYMENT OF BONDS.......................................................37
                  SECTION 2.14. DELIVERY OF THE BONDS............................................................38


ARTICLE III......................................................................................................39
         PURCHASE AND REMARKETING OF BONDS.......................................................................39
                  SECTION 3.01. PURCHASE OF BONDS ON DEMAND; MANDATORY PURCHASE..................................39
                  SECTION 3.02. REMARKETING OF BONDS.............................................................41
                  SECTION 3.03. PURCHASE OF BONDS; UNDELIVERED BONDS.............................................42
                  SECTION 3.04. DELIVERY OF REMARKETED OR PURCHASED BONDS........................................43
                  SECTION 3.05. BONDS PLEDGED TO THE CREDIT FACILITY ISSUER......................................43
                  SECTION 3.06. DRAWINGS ON CREDIT FACILITY......................................................44
                  SECTION 3.07. DELIVERY OF PROCEEDS OF SALE.....................................................44
                  SECTION 3.08. LIMITATION ON PURCHASE AND REMARKETING...........................................44


                                       i
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ARTICLE IV.......................................................................................................45
         PROJECT FUND; PROCEEDS OF BONDS.........................................................................45
                  SECTION 4.01. CREATION OF PROJECT FUND; PROCEEDS OF BONDS......................................45
                  SECTION 4.02. DISBURSEMENTS FROM AND RECORDS OF PROJECT FUND...................................45
                  SECTION 4.03. INSURANCE AND CONDEMNATION FUND..................................................46


ARTICLE V........................................................................................................48
         BOND FUND; INVESTMENT OF FUNDS; REBATE FUND.............................................................48
                  SECTION 5.01. BOND FUND........................................................................48
                  SECTION 5.02. REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS......................50
                  SECTION 5.03. INVESTMENT OF PROJECT FUND, INSURANCE AND CONDEMNATION FUND, BOND FUND
                           AND REBATE FUND.......................................................................50
                  SECTION 5.04. MONEYS TO BE HELD IN TRUST.......................................................51
                  SECTION 5.05. CREATION OF REBATE FUND..........................................................51
                  SECTION 5.06. REPAYMENT TO THE COMPANIES OR THE BANK FROM AMOUNTS REMAINING IN THE
                           BOND FUND.............................................................................52


ARTICLE VI.......................................................................................................54
         CREDIT FACILITIES.......................................................................................54
                  SECTION 6.01. INITIAL LETTER OF CREDIT.........................................................54
                  SECTION 6.02. EXPIRATION.......................................................................55
                  SECTION 6.03. ALTERNATE CREDIT FACILITIES......................................................55
                  SECTION 6.04. NOTICES OF EXPIRATION AND/OR REPLACEMENT OF CREDIT FACILITY......................56


ARTICLE VII......................................................................................................57
         INVESTMENT OR DEPOSIT OF MONEYS.........................................................................57
                  SECTION 7.01. DEPOSITS.........................................................................57


ARTICLE VIII.....................................................................................................58
         REDEMPTION OF BONDS.....................................................................................58
                  SECTION 8.01. REDEMPTION DATES AND PRICES......................................................58
                  SECTION 8.02. ISSUER DIRECTION OF OPTIONAL REDEMPTION..........................................59
                  SECTION 8.03. SELECTION OF BONDS TO BE CALLED FOR REDEMPTION...................................60
                  SECTION 8.04. NOTICE OF REDEMPTION.............................................................60
                  SECTION 8.05. BONDS REDEEMED IN PART...........................................................60
                  SECTION 8.06. NO MANDATORY SINKING FUND REQUIREMENTS...........................................61


ARTICLE IX.......................................................................................................62
         COVENANTS AND AGREEMENTS OF THE ISSUER..................................................................62
                  SECTION 9.01.  COVENANTS AND AGREEMENTS OF THE ISSUER..........................................62
                  SECTION 9.02.  OBSERVANCE AND PERFORMANCE OF COVENANTS, AGREEMENTS, AUTHORITY AND
                           ACTIONS...............................................................................63
                  SECTION 9.03.  LIMITATION ON OBLIGATIONS OF THE ISSUER.........................................63

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ARTICLE X........................................................................................................64
         EVENTS OF DEFAULT AND REMEDIES..........................................................................64
                  SECTION 10.01. EVENTS OF DEFAULT DEFINED.......................................................64
                  SECTION 10.02. ACCELERATION AND ANNULMENT THEREOF..............................................65
                  SECTION 10.03. OTHER REMEDIES..................................................................66
                  SECTION 10.04. LEGAL PROCEEDINGS BY TRUSTEE....................................................66
                  SECTION 10.05. DISCONTINUANCE OF PROCEEDINGS BY TRUSTEE........................................67
                  SECTION 10.06. BONDHOLDERS MAY DIRECT PROCEEDINGS..............................................67
                  SECTION 10.07. LIMITATIONS ON ACTIONS BY BONDHOLDERS...........................................67
                  SECTION 10.08. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS..........................67
                  SECTION 10.09. REMEDIES NOT EXCLUSIVE..........................................................67
                  SECTION 10.10. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS.......................................67
                  SECTION 10.11. APPLICATION OF MONEYS IN EVENT OF DEFAULT.......................................68


ARTICLE XI.......................................................................................................69
         THE TRUSTEE.............................................................................................69
                  SECTION 11.01. ACCEPTANCE OF TRUST.............................................................69
                  SECTION 11.02. NO RESPONSIBILITY FOR RECITALS, ETC.............................................69
                  SECTION 11.03. TRUSTEE MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL MISCONDUCT
                           OR NEGLIGENCE.........................................................................69
                  SECTION 11.04. COMPENSATION AND INDEMNITY......................................................70
                  SECTION 11.05. NOTICE OF DEFAULT; RIGHT TO INVESTIGATE.........................................70
                  SECTION 11.06. OBLIGATION TO ACT...............................................................70
                  SECTION 11.07. RELIANCE........................................................................71
                  SECTION 11.08. TRUSTEE MAY DEAL IN BONDS.......................................................71
                  SECTION 11.09. CONSTRUCTION OF AMBIGUOUS PROVISIONS............................................71
                  SECTION 11.10. RESIGNATION OF TRUSTEE..........................................................71
                  SECTION 11.11. REMOVAL OF TRUSTEE..............................................................71
                  SECTION 11.12. APPOINTMENT OF SUCCESSOR TRUSTEE................................................71
                  SECTION 11.13. QUALIFICATION OF SUCCESSOR......................................................72
                  SECTION 11.14. INSTRUMENTS OF SUCCESSION.......................................................72
                  SECTION 11.15. MERGER OF TRUSTEE...............................................................72
                  SECTION 11.16. TRUSTEE NOT REQUIRED TO EXPEND OR RISK OWN FUNDS................................72
                  SECTION 11.17. CONFLICT OF INTEREST PROVISIONS.................................................72


ARTICLE XII......................................................................................................74
         THE REMARKETING AGENT AND THE TENDER AGENT..............................................................74
                  SECTION 12.01. THE REMARKETING AGENT...........................................................74
                  SECTION 12.02. THE TENDER AGENT................................................................74
                  SECTION 12.03. NOTICES.........................................................................75


ARTICLE XIII.....................................................................................................76
         ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP..............................................................76
                  SECTION 13.01. ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP......................................76

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ARTICLE XIV......................................................................................................77
         AMENDMENTS AND SUPPLEMENTS..............................................................................77
                  SECTION 14.01. AMENDMENTS AND SUPPLEMENTS WITHOUT BONDHOLDERS' CONSENT.........................77
                  SECTION 14.02. AMENDMENTS WITH BONDHOLDERS' AND CREDIT FACILITY ISSUER'S CONSENT...............78
                  SECTION 14.03. AMENDMENT OF CREDIT FACILITY....................................................78
                  SECTION 14.04. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS; RELIANCE ON
                           COUNSEL...............................................................................78
                  SECTION 14.05.  AMENDMENTS NOT REQUIRING CONSENT OF BONDHOLDERS................................78
                  SECTION 14.06.  AMENDMENT REQUIRING CONSENT OF BONDHOLDERS.....................................79


ARTICLE XV.......................................................................................................80
         DEFEASANCE..............................................................................................80
                  SECTION 15.01. DEFEASANCE......................................................................80
                  SECTION 15.02. RELEASE OF INDENTURE............................................................81
                  SECTION 15.03. SURVIVAL OF CERTAIN PROVISIONS..................................................82


ARTICLE XVI......................................................................................................83
         MISCELLANEOUS PROVISIONS................................................................................83
                  SECTION 16.01. NON-RECOURSE PROVISION..........................................................83
                  SECTION 16.02. DEPOSIT OF FUNDS FOR PAYMENT OF BONDS...........................................84
                  SECTION 16.03. EFFECT OF PURCHASE OF BONDS.....................................................84
                  SECTION 16.04 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS..................................84
                  SECTION 16.05. NO RIGHTS CONFERRED ON OTHERS...................................................84
                  SECTION 16.06. ILLEGAL, ETC.  PROVISIONS DISREGARDED...........................................84
                  SECTION 16.07. SUBSTITUTE NOTICE...............................................................85
                  SECTION 16.08. NOTICES.........................................................................85
                  SECTION 16.09. SUCCESSORS AND ASSIGNS..........................................................86
                  SECTION 16.10. HEADINGS FOR CONVENIENCE ONLY...................................................86
                  SECTION 16.11. COUNTERPARTS....................................................................86
                  SECTION 16.13. APPLICABLE LAW..................................................................87


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                                 TRUST INDENTURE


                  THIS TRUST INDENTURE dated as of October 1, 1997 is made by and between the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation of the State of New York (the "State") having an office for the transaction of business at Saratoga County Municipal Center, 40 McMaster
Street, Ballston Spa, New York 12020 (the "Issuer"), and STAR BANK, N.A., as trustee (the "Trustee"), a national banking association authorized to exercise corporate trust powers in the State, under the following circumstances and having an office at 425 Walnut Street, Cincinnati, Ohio 45201-1118;

                              W I T N E S S E T H:

                  WHEREAS, Title 1 of Article 18-A of the General Municipal Law of the State (the "Enabling Act") was duly enacted into law as Chapter 1030 of the Laws of 1969 of the State; and

                  WHEREAS,  the  Enabling  Act  authorizes  and provides for the creation  of  industrial  development  agencies  for the  benefit of the several counties,  cities,  villages and towns in the State and empowers such  agencies,
among  other  things,  to  acquire,  construct,   reconstruct,  lease,  improve,
maintain,  equip and dispose of land and any building or other improvement,  and all real and personal properties,  including,  but not limited to, machinery and equipment  deemed  necessary  in  connection  therewith,  whether  or not now in existence or under  reconstruction,  which shall be suitable for  manufacturing, warehousing,  research,  civic,  commercial or industrial purposes,  in order to advance the job opportunities,  health,  general prosperity and economic welfare of the people of the State and to improve their standard of living; and

                  WHEREAS, the Enabling Act further authorizes each such agency to lease or sell any or all of its facilities, to issue its bonds, for the purpose of carrying out any of its corporate purposes and, as security for the payment of the principal and redemption price of and interest on any such bonds so issued and any agreements made in connection therewith, to mortgage and pledge any or all of its facilities, whether then owned or thereafter acquired, and to pledge the revenues and receipts from the lease or sale thereof to secure the payment of such bonds and interest thereon; and

                  WHEREAS, the Issuer was created, pursuant to and in accordance with the provisions of the Enabling Act, by Chapter 855 of the Laws of 1971 of the State (Collectively, with the Enabling Act, the "Act") and is empowered under the Act to undertake the Project (as hereinafter defined) in order to so advance the job opportunities, health, general prosperity and economic welfare of the people of the State and improve their standard of living; and

                  WHEREAS,  the Issuer,  by resolution  adopted on September 16,
1997 (the "Resolution"),  determined to issue its $6,000,000 aggregate principal
amount  of  Multi-Mode  Variable  Rate  Industrial   Development  Revenue  Bonds
(Spurlock Adhesives,  Inc. Project), Series 1997 A (the "Bonds") for the purpose of financing a portion of the Project Costs (as hereinafter defined); and

                  WHEREAS, said project (the "Project") shall consist of (A) (1) the acquisition of a certain parcel of land comprising approximately 16.37 acres constituting Lot #3 located in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York (the "Land"), (2) the construction on the Land of two
(2) buildings approximately 10,000 square feet each in size and one (1) approximately 800 square foot building for use in the manufacturing of synthetic organic chemicals and related functions (collectively the "Facility") and (3) the acquisition and installation therein of certain machinery and equipment (the "Equipment" and together with the Land and the Facility, the "Project Facility"), and (B) the financing of a portion of the costs of the foregoing; and

                  WHEREAS, contemporaneously with the execution of the Indenture, the Issuer and Spurlock Adhesives, Inc. (the "Company") have entered into an installment sale agreement dated as of October 1, 1997, (the "Installment Sale Agreement") specifying the terms and conditions pursuant to which the Issuer agrees to acquire, construct and install the Project Facility and to sell the Project Facility to the Company; and

                  WHEREAS, the Issuer, by the terms of the Indenture and as security for the Bonds, has granted the Trustee a first security interest in the Trust Revenues (as hereinafter defined); and

                  WHEREAS, to secure the Bonds, pursuant to a pledge and assignment dated as of October 1, 1997 (the "Assignment"), the Issuer has assigned to the Trustee certain of the Issuer's rights and remedies under the Installment Sale Agreement, including the right to receive installment purchase payments and other amounts payable thereunder, but not including the Unassigned Rights (as hereinafter defined); and

                  WHEREAS, as security for the Bonds, the Company has entered into a letter of credit reimbursement agreement dated as of October 1, 1997 (the "Reimbursement Agreement") with KeyBank National Association (the "Bank"), pursuant to which the Bank has issued in favor of the Trustee an irrevocable transferable direct-pay letter of credit (the "Letter of Credit") in an amount equal to the principal amount of the Bonds Outstanding and one hundred and ten
(110) days' interest thereon at a maximum rate of ten percent (10%) per annum, under which the Bank is obligated to pay to the Trustee, upon presentation of a sight draft and required accompanying documentation, the amount necessary to pay the principal of and interest on the Bonds then due and payable;

                  WHEREAS, the Trustee has the power to enter into the Indenture and to execute the trusts hereby created and in evidence thereof has joined in the execution hereof; and

                  WHEREAS, the execution and delivery of the Indenture and the issuance of the Bonds under the Act as herein provided have been in all respects approved and duly and validly authorized by the Resolution; and

                  WHEREAS, the providing of the Project Facility is for a proper purpose, to wit, to promote the job opportunities, the health and the general prosperity and economic welfare of the inhabitants of the State pursuant to the provisions of the Act; and

                  WHEREAS, the Issuer deems it appropriate and necessary that the proceeds of the sale of the Bonds shall be deposited with the Trustee, and that, upon satisfaction of the requirements set forth herein, the Trustee shall disburse such proceeds to pay the Project Costs; and

                  WHEREAS,  the Bonds shall be payable  solely from the Revenues
(as  hereinafter  defined),  which  include,  without  limitation,   installment
purchase payments made by the Company under the Installment Sale Agreement; and

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

                  WHEREAS, the Bonds and the Certificate of Authentication to be endorsed thereon are to be in substantially the following form, with necessary and appropriate variations, omissions and insertions as permitted or required by the Indenture:



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


REGISTERED                                                     CUSIP NO.:
NO.  ________________                                          803484 BT 0


                COUNTY OF SARATOGA INDUSTRIAL DEVLEOPMENT AGENCY
         MULTI-MODE VARIABLE RATE INDUSTRIAL DEVELOPMENT REVENUE BONDS,
                (SPURLOCK ADHESIVES, INC. PROJECT), SERIES 1997 A

                MATURITY DATE                            DATED AS OF:

                April 1, 2008                            October 10, 1997

REGISTERED OWNER:_________________________________________________________

PRINCIPAL AMOUNT:____________________________________________________ DOLLARS

          The County of Saratoga Industrial Development Agency (the "Issuer"), a public benefit corporation of the State of New York, for value received, hereby promises to pay (but only out of the sources hereinafter mentioned) to the registered owner hereof, or registered assigns, on the Maturity Date set forth above, unless this Bond shall have been called for redemption in whole or in part and payment of the redemption price shall have been duly made or provided for, upon surrender hereof, the principal sum set forth above and to pay (but only out of the sources hereinafter mentioned) to the registered owner hereof, interest thereon from the date to which interest has accrued and been paid or duly provided for, or, if prior to the first Interest Payment Date, from the date of the original issuance of the Bonds, until payment of said principal sum has been made or provided for, initially at the Weekly Rate (as hereinafter defined) determined from time to time and payable on the dates set forth herein and in the Indenture referred to below, commencing on the Interest Payment Date in January, 1998, and interest on overdue principal, and to the extent permitted by law, on overdue interest, as provided in the Indenture.

          Principal and interest shall be paid in coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts. Interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, except as provided in the Indenture, be paid to the person in whose name this Bond is registered at the close of business on the Regular Record Date (as hereinafter defined) for such interest. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered owner on such Regular Record Date, and may be paid to the person in whose name this Bond is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee (as hereinafter defined), or may be paid, at any time in any other lawful manner, all as more fully provided in the Indenture.

          The principal or redemption price of this Bond shall be paid at the principal corporate trust office of Star Bank, N.A., Cincinnati, Ohio or at the duly designated office of any duly appointed alternate or successor Paying Agent. The interest on this Bond shall be payable by check mailed to the registered owner of this Bond at such owner's address as it appears on the Bond Register of the Bond Registrar; provided that at the request of the registered owner of at least $1,000,000 in aggregate principal amount of Bonds, interest on such Bonds shall be payable by wire transfer in immediately available funds to the bank account number of such owner within the United States appearing on the


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

Bond Register; and provided further that interest payable at maturity shall be paid only upon presentation and surrender of this Bond. Notwithstanding anything herein to the contrary, when this Bond is registered in the name of a Depository (as hereinafter defined) or its nominee, the principal and redemption price of and interest on this Bond shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee.

          THE BONDS ARE LIMITED, SPECIAL OBLIGATIONS OF THE ISSUER PAYABLE SOLELY FROM PAYMENTS MADE BY THE COMPANY UNDER THE AGREEMENT, MONEYS AND SECURITIES HELD BY THE TRUSTEE UNDER THE INDENTURE AND THE SECURITY PROVIDED BY THE LETTER OF CREDIT AND BY THE LIEN OF THE ASSIGNMENT ON THE PROJECT FACILITY.

          This Bond is one of a duly authorized series of the County of Saratoga Industrial Development Agency designated "Multi-Mode Variable Rate Industrial Development Revenue Bonds, (Spurlock Adhesives, Inc. Project), Series 1997 A" (the "Bonds"), issuable under the trust indenture, dated as of October 1, 1997 (the "Indenture"), by and between the Issuer and the Trustee, aggregating in principal amount $6,000,000 and issued for the purpose of assisting in providing financing for a project (the "Project") consisting of (A) (1) the acquisition of a certain parcel of land comprising approximately 16.37 acres constituting Lot #3 located in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York (the "Land"), (2) the construction on the Land of two (2) buildings approximately 10,000 square feet each in size and one (1) approximately 800 square foot building for use in the manufacturing of synthetic organic chemicals and related functions (collectively the "Facility") and (3) the acquisition and installation therein of certain machinery and equipment (the "Equipment" and together with the Land and the Facility, the "Project Facility"), and (B) the financing of a portion of the costs of the foregoing.

          The Project Facility will be sold on an installment sale basis by the Issuer to Spurlock Adhesives, Inc., a Virginia corporation (the "Company"), pursuant to the terms of an installment sale agreement dated as of October 1, 1997 (the "Agreement").

          The Bonds are issued under and are equally and ratably secured by the Indenture. The Indenture grants the Trustee a first security interest in the Revenues (as defined in the Indenture).

         Security for the repayment of the Bonds is provided by the Letter of Credit, as described below.

         As additional security for the payment of principal of, premium, if any, and interest on the Bonds, the Issuer has assigned to the Trustee the Issuer's rights and remedies under the Agreement (except the Unassigned Issuer's Rights, as therein defined), including the right to receive installment purchase payments and other amounts payable thereunder pursuant to a pledge and assignment dated as of October 1, 1997 (the "Assignment").

         If an Event of Default as defined in the Indenture occurs, the principal of all Bonds issued under the Indenture may become due and payable upon the conditions and in the manner and with the effect provided in the Indenture.

         Reference is made to the Indenture for a more complete description of the Project, the provisions, among others, with respect to the nature and extent of the security for the Bonds, the rights, duties and obligations of the Issuer, the Trustee and the Bondholders, and the terms and conditions upon which the Bonds are issued and secured. All terms used herein with initial capitalization where the rules of grammar or contest do not otherwise require shall have the meanings as set forth in the Indenture. Each Bondholder assents, by its acceptance hereof, to all of the provisions of the Indenture.

         The Company is required by the Agreement to make payments to the Trustee in the amounts and at the times necessary to pay the principal of and interest and any premium (the "Bond Service Charges") on the Bonds. To provide for the payment of the Bond Service Charges on the Bonds, the Issuer, in the Indenture, has absolutely and irrevocably assigned to the Trustee any right, title and interest in and to the Credit Facility Account, Redemption Premium Account, Remarketing Proceeds Account and the Defeasance Account of the Bond Fund and all moneys and investments therein (including without limitation the proceeds of the Letter of Credit (as hereinafter defined)) and granted a security interest in all moneys and investments in the Project Fund and the Insurance and Condemnation Fund and the Revenues (other than the above-referenced accounts of the Bond Fund, all moneys and investments therein and the proceeds of the Credit Facility).

         The Bond Service Charges on the Bonds are payable solely from moneys held by the Trustee under the Indenture for such purpose, including moneys drawn by the Trustee under the Letter of Credit referred to below or such other credit facility, if any, as may then be held by the Trustee under the Indenture for the benefit of the Bondholders (the Letter of Credit or any such other credit facility is hereinafter referred to as the "Credit Facility").


                         DETERMINATION OF INTEREST RATE

         This Bond initially shall bear interest at the Weekly Rate (hereinafter described), which rate shall continue in effect until converted to a different interest rate or rates determined for the "Interest Rate Mode" (as described more fully in Section 2.02 of the Indenture) selected by the Company. The "Interest Rate Modes" which may be selected are as follows: (i) a Weekly Rate in which the interest rate is determined on the 7th day preceding conversion to a Weekly Rate and on each Tuesday thereafter or, if not a Business Day, on the next succeeding Business Day; (ii) a Semi-Annual Rate in which the interest rate is determined on the tenth Business Day preceding each Semi-Annual Rate Period;
(iii) a Long-Term Rate for a period of one year or more ending on an Interest Payment Date selected by the Company, in which the interest rate is determined not later than the 15th Business Day preceding the 1st day of such Long-Term Rate Period and (iv) a Taxable Weekly Rate in which the interest rate is determined on the 7th day preceding conversion to the Taxable Weekly Rate and on each Wednesday thereafter or, if not a Business Day, on the next succeeding Business Day. The Company may from time to time convert the Interest Rate Mode for the Bonds to another Interest Rate Mode in accordance with the terms of the Indenture.

         Interest on this Bond, at the interest rate or rates for each Interest Rate Mode, is payable (a) while the Bonds bear interest at the Weekly Rate, on the first Wednesday of each January, April, July and October, (b) while the Bonds bear interest at the Taxable Weekly Rate, on the first Thursday of each January, April, July and October, and (c) while the Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate, on October 1 and April 1 of each year (each date on which interest shall be paid being an "Interest Payment Date"). Interest on this Bond shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, while the Interest Rate Mode is the Weekly Rate or the Taxable Weekly Rate, and on the basis of a 360-day year consisting of twelve 30-day months, while the Interest Rate Mode is the Semi-Annual Rate or the Long-Term Rate. The interest rate or rates for each Interest Rate Mode for the Bonds shall be determined by the Remarketing Agent on the dates and at such times as specified in Section 2.02 of the Indenture. If the Remarketing Agent fails to determine the interest rate in accordance with
Section 2.02 of the Indenture, the interest rate on this Bond shall be the interest rate in effect for the previous interest rate period. Each interest rate determined by the Remarketing Agent shall be the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Bonds at a price equal to the principal amount thereof, plus accrued interest, if any. Notwithstanding the foregoing, the interest rate borne by this Bond shall not exceed the lesser of (i) fifteen percent (15%) per annum or (ii) so long as any Bonds are entitled to the benefit of a Credit Facility, the maximum interest rate specified in the Credit Facility.


                           LETTER OF CREDIT PROVISIONS

         The Company for itself and on behalf of the Issuer has caused a Letter of Credit issued by KeyBank National Association (the "Bank") to be delivered to the Trustee (the "Letter of Credit"). The Trustee shall be entitled under the Letter of Credit to draw up to an amount equal to the principal of the outstanding Bonds plus an amount equal to 110 days' accrued interest on the outstanding Bonds at a rate of ten percent (10%) per annum to pay principal or purchase price (but not the redemption premium) of and interest on the Bonds (other than Bonds held pursuant to Section 3.05 of the Indenture or owned by the Company) on or prior to October 17, 2002 or, under certain circumstances, such earlier or later date as may be permitted by the Letter of Credit. Subject to the provisions of the Indenture, the Company may, but is not required to, provide another Credit Facility upon the termination of the Letter of Credit or the then current Credit Facility. While the Bonds bear interest at the Weekly Rate, the Taxable Weekly Rate or the Semi-Annual Rate, the Bonds shall be subject to mandatory tender for purchase upon any change in the then current Credit Facility Issuer. During any Long-Term Rate Period, the Company may substitute any Qualifying Credit Facility for the then current Letter or Credit or other Credit Facility and the Trustee shall give written notice of such substitute to the Registered Owner hereof.


                               REDEMPTION OF BONDS

         Whenever the Interest Rate Mode is the Weekly Rate, the Taxable Weekly Rate or the Semi-Annual Rate, this Bond shall be subject to optional redemption, in whole on any date or in part on any Interest Payment Date, at a redemption price of 100% of the principal amount hereof. Whenever the Interest Rate Mode is the Long-Term Rate, this Bond shall be subject to optional redemption: at any time during the then current Long-Term Rate Period on or after the date determined pursuant to Section 8.01(b) of the Indenture at the applicable redemption price set forth in Section 8.01(b) of the Indenture.

         Prior to Conversion to the Taxable Weekly Rate and upon a Determination of Taxability, the Bonds are subject to mandatory redemption in whole pursuant to Section 8.01(d) of the Indenture.

         The Bonds are subject to redemption prior to maturity in whole or in part at any time at a redemption price of par plus accrued interest in whole or in part, to the extent excess moneys in the Project Fund are transferred to the Bond Fund established under the Indenture, or from proceeds of certain insurance or eminent domain proceeds pursuant to the extraordinary redemption without premium provisions set forth in the Indenture, in each case, from moneys drawn on the Letter of Credit or alternatively, from other funds constituting Available Moneys.

         Any notice of redemption, identifying the Bonds or portions thereof to be redeemed, shall be given by first class mail to the registered owner of each Bond to be redeemed in whole or in part at the address shown on the Bond Register of the Bond Registrar not more than 60 days and not fewer than 30 days prior to the redemption date. If the source of funds for optional redemption is to be derived from the proceeds of refunding bonds, optional redemption may be conditioned upon the deposit of proceeds of such refunding bonds with the Trustee before the date fixed for redemption and such optional redemption and notice thereof shall be of no effect unless such moneys are so deposited. All Bonds so called for redemption will cease to bear interest on the specified redemption date, provided funds for their redemption and any accrued interest payable on the redemption date are on deposit at the principal place of payment at that time.

         Notice of any redemption hereunder with respect to Bonds held under a book entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Bonds. Selection of book entry interests in the Bonds called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Bonds.

         Except as otherwise provided herein, if less than all the Bonds are to be redeemed, the particular Bonds to be called for redemption shall be selected by any method determined by the Trustee to be fair and reasonable; provided, however, that in connection with any redemption of Bonds the Trustee shall first select for redemption any Bonds held by the Company or held by or pledged to the Bank pursuant to Section 3.05 of the Indenture.


                                PURCHASE OF BONDS

         This Bond shall be subject to mandatory purchase in whole (i) on the effective date of the Conversion of the Interest Rate Mode for the Bonds and
(ii) if the Bonds are then bearing interest at the Weekly, Taxable Weekly or Semi-Annual Rate, on the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of the termination of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility), if any, unless the then current Credit Facility Issuer has provided an Alternate Credit Facility in accordance with Article VI of the Indenture, at a purchase price equal to 100% of the principal amount hereof plus accrued interest, if any.

         In addition, this Bond is subject to mandatory purchase in whole if the Bonds are (1) then bearing interest at the Long-Term Rate and (2) subject to optional redemption, upon the delivering of an Alternate Credit Facility, unless such Alternate Credit Facility is a Qualifying Alternate Credit Facility, at a purchase price equal to the principal amount thereof, plus the redemption premium, if any, that would be payable if the Bonds were redeemed on the Purchase Date, plus accrued interest, if any, thereon to the Purchase Date.

         If the Interest Rate Mode is the Weekly Rate or the Taxable Weekly Rate, this Bond shall be purchased at the option of the registered owner hereof upon demand by such registered owner, on any Business Day at a purchase price equal to the principal amount hereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent on or before 4:00 p.m. (Cincinnati, Ohio time) on a Business Day not later than the 7th calendar day prior to the Purchase Date. If the Interest Rate Mode is the Semi-Annual Rate, this Bond shall be purchased on the demand of the registered owner hereof, on any Interest Payment Date at a purchase price equal to the principal amount hereof, upon written notice to the Tender Agent on a Business Day not later than the 8th Business Day prior to such Purchase Date. If the Interest Rate Mode is the Long-Term Rate, this Bond shall be subject to mandatory purchase only as set forth in the immediately preceding paragraphs.

         Any notice in connection with a demand for purchase of this Bond as set forth in the preceding paragraphs hereof shall be given at the address of the Tender Agent designated to the Trustee and shall (A) state the number and principal amount (or portion thereof in an authorized denomination) of this Bond to be purchased; (B) state the Purchase Date on which this Bond shall be purchased and (C) irrevocably request such purchase and agree to deliver this Bond to the Tender Agent on the Purchase Date. ANY SUCH NOTICE SHALL BE IRREVOCABLE WITH RESPECT TO THE PURCHASE FOR WHICH SUCH DIRECTION WAS DELIVERED AND, UNTIL SURRENDERED TO THE TENDER AGENT, THIS BOND OR ANY PORTION HEREOF WITH RESPECT TO WHICH SUCH DIRECTION WAS DELIVERED SHALL NOT BE TRANSFERABLE. This Bond must be delivered (together with an appropriate instrument of transfer executed in blank in form satisfactory to the Tender Agent) at the principal office of the Tender Agent at or prior to 12:00 noon (Cincinnati, Ohio time) on the date specified in the aforesaid notice in order for the owner hereof to receive payment in same-day funds of the purchase price due on such Purchase Date. NO REGISTERED OWNER SHALL BE ENTITLED TO PAYMENT OF THE PURCHASE PRICE DUE ON SUCH PURCHASE DATE EXCEPT UPON SURRENDER OF THIS BOND AS SET FORTH HEREIN. Notwithstanding the foregoing, this Bond shall not be purchased during the existence of a Default under Section 10.01 (a), (b) or (f) of the Indenture. No purchase of Bonds pursuant to Section 3.01 of the Indenture shall be deemed to be a payment or redemption of such Bonds or any portion thereof within the meaning of the Indenture.

         BY ACCEPTANCE OF THIS BOND, THE REGISTERED OWNER HEREOF AGREES THAT THIS BOND WILL BE PURCHASED, WHETHER OR NOT SURRENDERED, (A) ON THE APPLICABLE PURCHASE DATE IN CONNECTION WITH THE CONVERSION OF THE INTEREST RATE MODE FOR THE BONDS OR ANY EXPIRATION OF THE CREDIT FACILITY AS DESCRIBED ABOVE, OR ANY REPLACEMENT OF THE THEN CURRENT CREDIT FACILITY ISSUER, IF THE BONDS ARE IN THE WEEKLY RATE MODE OR THE SEMI-ANNUAL RATE MODE AS DESCRIBED ABOVE, OR (B) ON ANY PURCHASE DATE SPECIFIED BY THE REGISTERED OWNER HEREOF IN THE EXERCISE OF THE RIGHT TO DEMAND PURCHASE OF THIS BOND AS DESCRIBED ABOVE. IN SUCH EVENT, THE REGISTERED OWNER OF THIS BOND SHALL NOT BE ENTITLED TO RECEIVE ANY FURTHER INTEREST HEREON, SHALL HAVE NO FURTHER RIGHTS UNDER THIS BOND OR THE INDENTURE EXCEPT TO PAYMENT OF THE PURCHASE PRICE HELD THEREFOR, AND SHALL THEREAFTER HOLD THIS BOND AS AGENT FOR THE TENDER AGENT.


                               GENERAL PROVISIONS

         The initial Remarketing Agent under the Indenture is KeyBank National Association and the initial Tender Agent under the Indenture is Star Bank, N.A. The Remarketing Agent and the Tender Agent may be changed at any time in accordance with the Indenture.

         The Bonds are issuable only as fully registered bonds in the denominations of $100,000 and in any integral multiple of $5,000 in excess thereof and shall be originally issued only to a Depository to be held in a book entry system and: (i) the Bonds shall be registered in the name of the Depository or its nominee, as Bondholder, and immobilized in the custody of the Depository; (ii) unless otherwise requested by the Depository, there shall be a single Bond certificate for each Bond maturity; and (iii) the Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer. While the Bonds are in book entry only form, Bonds in the form of physical certificates shall only be delivered to the Depository. If any Depository determines not to continue to act as a Depository for the Bonds for use in a book entry system, the Issuer at the request of the Company may attempt to have established a securities depository/book entry system relationship with another qualified Depository under the Indenture. If the Issuer does not or is unable to do so, the Trustee, after making provision for notification to the Beneficial Owners of book entry interests by the then Depository, shall permit withdrawal of the Bonds from the Depository, and authenticate and deliver Bond certificates in fully registered form (in denominations of $100,000 and in any integral multiple of $5,000 in excess thereof) to the assignees of the Depository or its nominee.

         While a Depository is the sole holder of the Bonds, delivery or notation of partial redemption or tender for purchase of Bonds shall be effected in accordance with the provisions of the Letter of Representations, as defined in the Indenture.

         In addition to the words and terms defined elsewhere in this Bond, the following terms shall have the following meanings:

         "Beneficial Owner" means with respect to the Bonds, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

         "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Bonds which are held by the Depository under a book entry system.

         "book entry form" or "book entry system" means, with respect to the Bonds, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book entry and (ii) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Bondholder, with the physical Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book entry interests in the Bonds.

         "Depository" means any securities depository that is a clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

         This Bond is transferable by the registered owner hereof or his duly authorized attorney at the principal corporate trust office of Star Bank, N.A., as Bond Registrar, in Cincinnati, Ohio, upon surrender of this Bond, accompanied by a duly executed instrument of transfer in form and with guaranty of signature satisfactory to the Bond Registrar, subject to such reasonable regulations as the Company, the Issuer or the Bond Registrar may prescribe, PROVIDED, THAT, IF MONEYS FOR THE MANDATORY PURCHASE OF THIS BOND HAVE BEEN DEPOSITED WITH THE TRUSTEE UNDER THE INDENTURE, THIS BOND SHALL NOT BE TRANSFERABLE TO ANYONE UNTIL DELIVERED TO THE TENDER AGENT. Upon any such transfer, a new Bond or Bonds in the same aggregate principal amount will be issued to the transferee. Except as set forth in this Bond and as otherwise provided in the Indenture, the person in whose name this Bond is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Company, any Paying Agents, the Bond Registrar, the Tender Agent, the Remarketing Agent and the Trustee shall not be affected by any notice to the contrary.

         The Indenture permits certain amendments or supplements to the Agreement and the Indenture not prejudicial to the Bondholders to be made without the consent of or notice to the Bondholders, and other amendments or supplements thereto to be made with the consent of the Bondholders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

         The Bondholders have only those remedies provided in the Indenture.

         NO RECOURSE SHALL BE HAD FOR THE PAYMENT OF THE PRINCIPAL OR REDEMPTION PRICE OF OR THE INTEREST ON THIS BOND OR FOR ANY CLAIM BASED HEREON OR THEREON OR ON THE INDENTURE AGAINST ANY PAST, PRESENT OR FUTURE MEMBER, OFFICER, EMPLOYEE OR AGENT (OTHER THAN THE COMPANY), AS SUCH, OF THE ISSUER OR OF ANY PREDECESSOR OR SUCCESSOR CORPORTION, EITHER DIRECTLY OR THROUGH THE ISSUER, OR OTHERWISE, WHETHER BY VIRTUE OF ANY CONSTITUTION, STATUTE OR RULE OF LAW, OR BY THE ENFORCEMENT OF ANY ASSESSMENT OR PENALTY, OR OTHERWISE, ALL SUCH LIABILITY BEING, BY THE ACCEPTANCE HEREOF, EXPRESSLY WAIVED AND RELEASED.

         This Bond shall not be entitled to any security or benefit under the Indenture or be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed.

         This Bond is not valid unless the Certificate of Authentication endorsed hereon is duly executed.

         THE BONDS ARE NOT AND SHALL NOT BE A DEBT OF THE STATE OF NEW YORK OR OF SARATOGA COUNTY, NEW YORK, AND NEITHER THE STATE OF NEW YORK NOR SARATOGA COUNTY, NEW YORK SHALL BE LIABLE THEREON. THE BONDS DO NOT GIVE RISE TO A PECUNIARY LIABILITY OR CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OF NEW YORK OR OF SARATOGA COUNTY, NEW YORK.

         It is certified and recited that there have been performed and have happened in regular and due form, as required by law, all acts and conditions necessary to be done or performed by the Issuer or to have happened (i) precedent to and in the issuing of the Bonds in order to make them legal, valid and binding obligations of the Issuer, and (ii) precedent to and in the execution and delivery of the Indenture and the Agreement; that payment in full for the Bonds has been received; and that the Bonds do not exceed or violate any constitutional or statutory limitation.

         IN WITNESS WHEREOF, County of Saratoga Industrial Development Agency has caused this Bond to be duly executed in its name by the manual or facsimile signature of its Chairman or Vice Chairman and its corporate seal to be impressed or reproduced hereon, attested by the manual or facsimile signature of its Secretary or Assistant Secretary, all as of the date identified above.


                                      COUNTY OF SARATOGA INDUSTRIAL
                                      DEVELOPMENT AGENCY


                                      By:____________________________________
                                                     , (Vice) Chairman


(S E A L)


ATTEST:


_______________________________
(Assistant) Secretary

                          Certificate of Authentication

   This Bond is one of the Bonds described in the within mentioned Indenture.


                                       ________________________________________
                                       as Trustee

                                       By:_____________________________________
                                                Authorized Signer

Date of Registration and Authentication:____________________________

Registrable at:                        Payable by:

_____________________,                 ____________________________
__________, _________                  _____________, _____________


                              [Form of Assignment]

                  For value received, the undersigned hereby sells, assigns and transfers unto ______________________________________ the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints _______________________________________, attorney to transfer the said bond on the Bond Register, with full power of substitution in the premises.

Dated:                          __________________________________
Social Security Number or
Employer Identification
Number of Transferee:           __________________________________
Signature guaranteed:           __________________________________

NOTICE: The assignor's signature to this Assignment must correspond with the name as it appears on the face of the within bond in every particular without alteration, enlargement or any change whatsoever.

         WHEREAS, all things necessary to make the Bonds, when authenticated by the Trustee and issued as in the Indenture provided, the valid, binding and legal special obligations of the Issuer according to the import thereof, and to constitute the Indenture a valid pledge of and Lien on the Trust Revenues herein pledged to the payment of the Bonds, have been done and performed, and the creation, execution and delivery of the Indenture, and the execution and issuance of the Bonds, subject to the terms hereof, have in all respects been duly authorized;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that to secure in the following order of priority, first, the payment of Bond Service Charges on, and the purchase price of, the Bonds according to their true intent and meaning, to secure the performance and observance of all of the covenants, agreements, obligations and conditions contained therein and herein, and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, held, secured and enforced and, second, the payment to the Bank and performance by the Company of its reimbursement and other obligations under the Reimbursement Agreement, and in consideration of the premises and the acceptance by the Trustee of the trusts created herein and of the purchase and acceptance of the Bonds by the Bondholders and for other good and valuable consideration, the receipt of which is acknowledged, the Issuer has executed and delivered this Indenture and (a) absolutely and irrevocably assigns hereby to the Trustee and to its successors in trust, and its and their assigns, any right, title and interest of the Issuer in and to the Letter of Credit Account, Redemption Premium Account, Remarketing Proceeds Account and Defeasance Account of the Bond Fund and all moneys and investments therein (including without limitation the proceeds of the Credit Facility) and (b) grants to the Trustee and to its successors in trust, and its and their assigns, a security interest in (i) the Project Fund, the Insurance and Condemnation Fund and all moneys and investments therein and (ii) the Revenues (other than the above-referenced accounts of the Bond Fund, all moneys and investments therein and the proceeds of the Letter of Credit) (collectively, the "Trust Estate").

         TO HAVE AND TO HOLD unto the Trustee and its successors in that trust and its and their assigns forever;

         BUT IN TRUST, NEVERTHELESS, and subject to the provisions hereof,

                  (a) except as provided otherwise herein, first, for the equal and proportionate benefit, security and protection of all present and future Bondholders of the Bonds issued or to be issued under and secured by this Indenture,

                  (b)      for  the  enforcement  of the  payment  of  the  Bond
         Service Charges on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture, and

                  (c) to secure the performance and observance of and compliance with the covenants, agreements, obligations, terms and conditions of this Indenture,

in each case, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of designation, number, date of the Bonds or of authorization, issuance, sale, execution, authentication, delivery or maturity thereof, or otherwise, so that each Bond and all Bonds shall have the same right, lien and privilege under this Indenture and shall be secured equally and ratably hereby, it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of the actual issue, sale or disposition of the Bonds, as though upon that date all of the

Bonds were actually issued, sold and delivered to purchasers for value; and, second, for the benefit and security of the Bank with respect to the Company's obligations under the Reimbursement Agreement; provided, however, that the Bank shall have no right to take any action, other than provided in Article X hereof, to enforce its rights or interest in the Trust Estate prior to the payment of all Bond Service Charges on the Bonds; and provided, further, that

                  (i) if the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity shall be well and truly paid, at the times and in the manner to which reference is made in the Bonds, according to the true intent and meaning thereof, or the outstanding Bonds shall have been paid and discharged in accordance with Article XV hereof, and

                  (ii) if all of the covenants, agreements, obligations, terms and conditions of the Issuer under this Indenture shall have been kept, performed and observed and there shall have been paid to the Trustee, the Registrar, the Paying Agents and the Authenticating Agents all sums of money due or to become due to them in accordance with the terms and provisions hereof, and

                  (iii) if the Company shall pay and perform or cause to be paid and performed all of their reimbursement and other obligations under the Reimbursement Agreement, then, upon such final payments and subject to the provisions of Article XV hereof, this Indenture and the rights assigned and security interest granted hereby shall cease, determine and be void, except as provided in Section 15.03 hereof with respect to the survival of certain provisions hereof and except for the interests absolutely assigned in the Credit Facility Account, Redemption Premium Account, Remarketing Proceeds Account and Defeasance Account; otherwise, this Indenture shall be and remain in full force and effect.

         It is declared that all Bonds issued hereunder and secured hereby are to be issued, authenticated and delivered, and that all Revenues assigned or pledged hereby are to be dealt with and disposed of under, upon and subject to, the terms, conditions, stipulations, covenants, agreements, obligations, trusts, uses and purposes provided in this Indenture. The Issuer has agreed and covenanted, and agrees and covenants with the Trustee and with each and all Bondholders, as follows:

                   (Balance of page intentionally left blank)

                                    ARTICLE I

                                   DEFINITIONS

                  In this Indenture and any indenture supplemental hereto (except as otherwise expressly provided for or unless the context otherwise requires) the singular includes the plural and the masculine includes the feminine.

                  In addition, each of the following terms shall have the meaning specified in this Article, unless the context otherwise requires:

                  "Act" means Title I of Article 18-A of the General Municipal Law of the State, as amended from time to time, together with Chapter 855 of the Laws of 1971 of the State, as amended from time to time.

                  "Affiliate"  of any  specified  entity  means any other entity directly or indirectly controlling or controlled by or under direct or indirect common control with such specified entity and "control", when used with respect to any specified entity, means the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means the installment sale agreement, dated as of even date with this Indenture, between the Issuer and the Company, as amended or supplemented from time to time.

                  "Alternate Credit Facility" means any direct pay letter of credit or other credit enhancement or support facility that has terms which are the same in all material respects (except for the term and maximum interest rate but including coverage of accrued interest on the Bonds for 110 days if the Bonds bear interest at the Weekly Rate or the Taxable Weekly Rate or for 195 days if the Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate) as the then current Credit Facility and (i) shall have a term of not less than one year (except if the Long-Term Rate shall then be in effect, the term of such Alternate Credit Facility shall not expire prior to (a) the first par redemption date plus 15 days or (b) the first redemption date plus 15 days if the Alternate Credit Facility covers the redemption premium), (ii) shall be issued by a bank, a trust company or other financial institution or credit provider, and (iii) the Trustee shall have received the opinions required by Section 6.03.

                  "Assignment" means the pledge and assignment dated as of even date with this Indenture from the Issuer to the Trustee pursuant to which the Issuer has assigned to the Trustee its rights under the Agreement (except the Unassigned Issuer's Rights), as said pledge and assignment may be supplemented or amended from time to time.

                  "Authenticating Agent" means the Trustee and any agent so designated in and appointed pursuant to Section 2.07.

                  "Authorized   Newspaper"   means  a   newspaper   in   English
customarily published each Business Day and generally circulated in the Borough of Manhattan, City and State of New York.

                  "Authorized Official" means an officer of the Issuer.

                  "Available Moneys" means, with respect to any date, (a) funds which (i) have been on deposit in the Redemption Premium Account of the Bond Fund for a period of at least ninety-five (95) consecutive days prior to such date, (ii) during and prior to which period no Event of Bankruptcy has occurred and (iii) are represented by cash or its equivalent as of such date; (b) moneys drawn under the Letter of Credit and deposited directly into the Credit Facility Account of the Bond Fund; (c) the proceeds deposited directly into the Defeasance Account of the Bond Fund from the sale of refunding obligations other than, directly or indirectly, to the Issuer, the Company, any Guarantor, any Affiliate of the Company or of any Guarantor or any Insider of any of them; (d) proceeds deposited directly into the Remarketing Proceeds Account of the Bond Fund from the marketing or remarketing of Bonds to any purchaser other than, directly or indirectly, the Company, the Issuer, any Guarantor, any Affiliate of the Company or of any Guarantor or any Insider of any of them; (e) proceeds from investment of the foregoing, provided such proceeds are retained in the Account in which they were earned; and (f) any other funds so long as, in the opinion of nationally recognized counsel experienced in bankruptcy matters, payments therefrom will not constitute an avoidable preference under the Bankruptcy Code.

                  "Bank" means initially, KeyBank National Association, and its successors and assigns in its capacity as issuer of the Letter of Credit and in the event an Alternate Credit Facility is outstanding, the issuer of the Alternate Credit Facility.

                  "Bank Documents" means the Letter of Credit, the Reimbursement Agreement, the Mortgage, the Pledge and Security Agreement, the Collateral Mortgage, the Security Agreement, the Guaranty, the Term Loan Note, the Building Loan Agreement and any other document now or hereafter executed by the Issuer or the Company or the Guarantor in favor of the Bank which affects the rights of the Bank in or to the Project, in whole or in part, or which secures or guarantees any sum due under any Bank Document.

                  "Bankruptcy Code" means Title 11 of the United States Code, as it is amended from time to time.

                  "Beneficial Owner" means, with respect to the Bonds, a Person owning a Beneficial Ownership Interest therein, as evidenced to the satisfaction of the Trustee.

                  "Beneficial Ownership Interest" means the beneficial right to receive payments and notices with respect to the Bonds which are held by the Depository under a book entry system.

                  "Bond" or "Bonds" means the County of Saratoga Industrial Development Agency Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A.

                  "Bond Fund" means the trust fund so designated which is established pursuant to Section 5.01.

                  "Bondholder" or "holder of Bonds" or "owner of Bonds" means the registered owner of any Bond other than the registered owner of any Bond which has been purchased pursuant to Section 3.01 and not surrendered for payment of the purchase price thereof.

                  "Bond Register" and "Bond Registrar" shall have the respective meanings specified in Section 2.03.

                  "Bond Service Charges" means, during any time period, the principal, interest and redemption premium, if any, and purchase price required to be paid by the Company on behalf of the Issuer on the Bonds during such time period.

                  "Bond  Year"  means  the  annual   period   provided  for  the
computation of Excess Earnings under Section 148(f) of the Code.

                  "book entry form" or "book entry system" means, with respect to the Bonds, a form or system, as applicable, under which (i) the Beneficial Ownership Interests may be transferred only through a book entry and (ii) physical Bond certificates in fully registered form are registered only in the name of a Depository or its nominee as Bondholder, with the physical Bond certificates "immobilized" in the custody of the Depository. The book entry system maintained by and the responsibility of the Depository and not maintained by or the responsibility of the Issuer or the Trustee is the record that identifies, and records the transfer of the interests of, the owners of book entry interests in the Bonds.

                  "Building Loan Agreement" means the building loan agreement dated as of even date with this Indenture, by and between the Issuer, the Company and the Bank, as amended or supplemented from time to time.

                  "Business Day" means any day of the year other than (i) a Saturday or Sunday, (ii) any day on which banks located in the State or the principal corporate trust office of the Trustee is located are required or authorized by law to remain closed, or (iii) any day on which the New York Stock Exchange is closed.

                  "Code" means the Internal Revenue Code of 1986, as amended, including, when appropriate, the statutory predecessor of the Code, and all applicable regulations (whether proposed, temporary or final) under that Code and the statutory predecessor of the Code, and any official rulings and judicial determinations under the foregoing applicable to the Bonds.

                  "Collateral Mortgage" means the collateral mortgage dated as of even date with this Indenture from the Company in favor of the Bank, as amended or supplemented from time to time.

                  "Company" means Spurlock Adhesives, Inc., a corporation, organized and existing under the laws of the State of Virginia, and its lawful successors and assigns, to the extent permitted by the Agreement.

                  "Condemnation" means the taking of title to, or the use of, Property under the exercise of the power of eminent domain by any Governmental Authority.

                  "Conversion" means (a) any conversion from time to time in accordance with the terms of this Indenture of the Bonds from one Interest Rate Mode to another Interest Rate Mode and (b) the end of any Long-Term Rate Period.

                  "Conversion Date" means the first date any Conversion becomes effective.

                  "Counsel" means an attorney-at-law or law firm (who may be counsel for the Company), acceptable to the Issuer and Trustee.

                  "Credit Facility" means the Letter of Credit or any Alternate Credit Facility delivered to the Trustee pursuant to Article VI.

                  "Credit Facility Account" means the account of that name established in the Bond Fund pursuant to Section 5.01.

                  "Credit Facility Issuer" means the Bank with respect to the Letter of Credit or the institution issuing any Alternate Credit Facility.

                  "Debt Service Payments" means with respect to any Interest Payment Date and/or Purchase Date, (A) the interest payable on the Bonds on such date, plus (B) the principal, if any, payable on the Bonds on such date, plus
(C) the premium, if any, payable on the Bonds on such date.

                  "Defeasance Account" means the Defeasance Account created under Section 5.01 hereof.

                  "Default Rate" means the Prime Rate plus one percent (1.00%).

                  "Depository"  means  any  securities   depository  that  is  a
clearing agency under federal law operating and maintaining, with its participants or otherwise, a book entry system to record ownership of book entry interests in Bonds, and to effect transfers of book entry interests in Bonds in book entry form, and includes and means initially The Depository Trust Company (a limited purpose trust company), New York, New York.

                  "Designated Representative" means the person at the time designated pursuant to the Agreement to act on behalf of the Company by written certificate furnished to the Trustee, containing the specimen signature of that person and signed on behalf of the Company by a duly designated representative thereof.

                  "Determination of Taxability" means, with respect to the Bonds, (i) the enactment of legislation or the adoption of final regulations or a final decision, ruling or technical advice by any federal judicial or administrative authority which has the effect of requiring interest on the Bonds to be included in the gross income of the Bondholders for federal income tax purposes (other than a Bondholder who is a "substantial user" of the Project or Prior Project or a "related person" as those terms are used in Section 147(a) of the Code), (ii) the receipt by the Trustee of a written opinion of nationally recognized bond counsel selected by the Company and approved by the Trustee to the effect that interest on the Bonds must be included in the gross income of the Bondholders for federal income tax purposes (other than a Bondholder who is a "substantial user" of the Project or Prior Project or a "related person" as those terms are used in Section 147(a) of the Code) or (iii) the delivery to the Trustee of a written statement signed by the Designated Representative to the effect that (a) the Company has exceeded or will exceed the maximum amount of capital expenditures permitted under Section 144(a)(4) of the Code or (b) that the Company or another "test-period beneficiary" (as said term is defined in Section 144(a)(10)(D) of the Code) has exceeded or will exceed the maximum amount of tax-exempt obligations permitted to be outstanding under Section 144(a)(10) of the Code; provided that no decision by any court or decision, ruling or technical advice by any administrative authority shall be considered final (a) unless the Bondholder involved in the proceeding or action giving rise to such decision, ruling or technical advice (1) gives the Company and the Trustee prompt notice of the commencement thereof and (2) offers the Company the opportunity to control the contest thereof, provided the Company shall have agreed to bear all expenses in connection therewith and to indemnify that Bondholder against all liabilities in connection therewith, and (b) until the expiration of all periods for judicial review or appeal.

                  "Direct Participant" means a Participant as defined in the Letter of Representations.

                  "Eligible  Investments"  means (i)  Governmental  Obligations;
(ii) obligations issued or guaranteed by any state or political subdivision thereof rated A or higher by Moody's and by S&P; (iii) open market commercial or finance paper of any corporation having a net worth in excess of $100,000,000 and which is rated either P-l or A-l or an equivalent by Moody's and S&P; (iv) bankers' acceptances drawn on and accepted by commercial banks; (v) investments due within 12 months in certificates of deposit issued by, or bankers' acceptances of, the Trustee, or of banks or trust companies organized under the laws of the United States of America or any state thereof, which must have a reported capital and surplus of at least $25,000,000 in dollars of the United
States of America; (vi) bank repurchase agreements, including the Trustee's, fully secured by obligations of the type described in (i) above; (vii) variable rate demand securities redeemable within 7 days or able to be tendered for remarketing or purchase upon no more than 7 days' notice and secured by a credit facility issued by a financial institution, which financial institution (or its corporate parent) maintains a long term debt rating assigned by Moody's and S&P which is not lower than the third highest long term debt category (without regard to numerical or other modifiers assigned within the category) by either Rating Service, or by both Rating Services, if rated by both Rating Services; and (viii) shares of any so-called "money market mutual fund", including any "money market mutual fund" which the Trustee or any of its affiliates operates or manages, which invests solely in obligations described in items (i) through
(vii) above; and further provided that any such investment or deposit is not prohibited by law.

                  "Event of Bankruptcy" means the filing of a petition in bankruptcy (or other commencement of a bankruptcy or similar proceedings) by or against the Issuer, the Company, any Guarantor, any Affiliate of the Company or of any Guarantor or any Insider of any of them as debtor, under any applicable bankruptcy, reorganization, insolvency or other similar law as now or hereafter in effect.

                  "Event  of  Default"  means  any of the  events  specified  in
Section 10.01 hereof to be an Event of Default. "Default" means any event which with the giving of notice or the lapse of time or both would constitute an Event of Default.

                  "Excess Earnings" means an amount equal to the sum of (i) plus
(ii) where:

                  (i)      is the excess of

                           (a)      the aggregate amount earned from the date of
issuance of the Bonds on all nonpurpose investments in which gross proceeds of the Bonds are invested (other than investments attributable to an excess described in this clause (i)), over

                           (b)      the amount  that  would have been  earned if
such nonpurpose investments (other than amounts attributable to an excess described in this clause (i)) had been invested at a rate equal to the yield on the Bonds; and

                  (ii) is any income attributable to the excess described in clause (i) of this definition.

The sum of (i) plus (ii) shall be determined in accordance with Section 148(f) of the Code. As used herein, the terms "gross proceeds", "nonpurpose investments" and "yield" have the meanings assigned to them for purposes of
Section 148 of the Code.

                  "Financing Documents" means the Bonds, the Indenture, the Agreement, the Assignment, the Bank Documents, the Tax Regulatory Agreement, the Remarketing Agreement and any other document now or hereafter executed by the Issuer, the Company or the Bank in favor of the Bondholders, the Trustee or the Bank which affects the rights of the Bondholders, the Trustee or the Bank in or to the Project Facility, in whole or in part, or which secures or guarantees any sum due under the Bonds or any other Financing Document, each as amended from time to time, and all documents related thereto and executed in connection therewith.

                  "Governmental Obligations" means (a) direct obligations of the United States of America, (b) obligations unconditionally guaranteed by the United States of America and (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b).

                  "Guarantor" means Spurlock Industries, Inc.

                  "Guaranty" means the guaranty of payment and performance dated as of even date with this Indenture from the Guarantor in favor of the Bank, as amended or supplemented from time to time.

                  "Immediate   Notice"  means  notice   transmitted   through  a
time-sharing terminal, if operative as between any two parties, or if not operative, in writing or by telephone (promptly confirmed in writing).

                  "Indenture"   means  this  Trust   Indenture   as  amended  or
supplemented at the time in question.

                  "Indirect Participant" means a Person utilizing the book entry system of the Depository by, directly or indirectly, clearing through or maintaining a custodial relationship with a Direct Participant.

                  "Insider" means any entity referred to or described in Section 101(31) of the Bankruptcy Code, assuming for this purpose that the Company, any Guarantor, or any Affiliate of any of them, as applicable, is a debtor, and any limited partner of any of the foregoing.

                  "Insurance and Condemnation Fund" means the trust fund so designated which is established pursuant to Section 4.03 hereof.

                  "Interest Payment Date" means (a) while the Bonds bear interest at the Weekly Rate, the first Wednesday of each January, April, July and October, (b) while the Bonds bear interest at the Taxable Weekly Rate, the first Thursday of each January, April, July and October, and (c) while the Bonds bear interest at the Semi-Annual Rate or the Long-Term Rate, October 1 and April 1 of each year. The first Interest Payment Date shall be the Interest Payment Date in January, 1998. In any case, the final Interest Payment Date shall be the maturity date.

                  "Interest Period" means for all Bonds the period from and including each Interest Payment Date to and including the day next preceding the next Interest Payment Date. The first Interest

Period for the Bonds shall begin on (and include) the date of the initial delivery of the Bonds. The final Interest Period shall end on the maturity (or redemption) date for each Bond.

                  "Interes Rate Mode" means the Weekly Rate, the Taxable Weekly Rate, the Semi-Annual Rate or the Long-Term Rate.

                  "Letter of Credit" means the irrevocable, direct-pay Letter of Credit issued by the Bank and delivered to the Trustee upon the issuance of the Bonds.

                  "Letter    of    Representations"    means   the   Letter   of
Representations by and among the Issuer, the Trustee, the Remarketing Agent and the Depository.

                  "Lien" means any interest in Property securing an obligation owed to a Person, whether such interest is based on the common law, statute or contract, and including but not limited to a security interest arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "Lien" includes reservations, exceptions, encroachments, projections, easements, rights of way, covenants, conditions, restrictions, leases and other similar title exceptions and encumbrances, including but not limited to mechanics', materialmen's, warehousemen's and carriers' liens and other similar encumbrances affecting real property. For purposes hereof, a Person shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

                  "Long-Term Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined in accordance with Section 2.02(c)(iii).

                  "Long-Term Rate Period" means any period beginning on, and including, the Conversion Date to the Long-Term Rate and ending on, and including, the day preceding the Interest Payment Date selected by the Company and each period of the same duration (or as close as possible) ending on an Interest Payment Date thereafter until the earliest of the day preceding the change to a different Long-Term Rate Period, the Conversion to a different Interest Rate Mode or the maturity of the Bonds.

                  "Moody's" means Moody's Investors Service, a Delaware corporation, its successors and assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

                  "Mortgage" means the mortgage and security agreement dated as of even date with this Indenture from the Issuer and the Company in favor of the Bank, as amended or supplemented from time to time.

                  "Non-Qualifying Alternate Credit Facility" means an Alternate Credit Facility which is not a Qualifying Alternate Credit Facility.

                  "Outstanding", in connection with Bonds means, as of the time in question, all Bonds authenticated and delivered under the Indenture, except:

                  A.       Bonds   theretofore   cancelled  or  required  to  be
cancelled under Section 2.12;

                  B.       Bonds   which  are   deemed  to  have  been  paid  in
accordance with Article XV; and

                  C. Bonds in substitution for which other Bonds have been authenticated and delivered pursuant to Article II.

In determining whether the owners of a requisite aggregate principal amount of Bonds Outstanding have concurred in any request, demand, authorization, direction, notice, consent or waiver under the provisions hereof, Bonds which are held by or on behalf of the Company (unless all of the outstanding Bonds are then owned by the Company) shall be disregarded for the purpose of any such determination. Notwithstanding the foregoing, Bonds so owned which have been pledged in good faith shall not be disregarded as aforesaid if the pledgee established to the satisfaction of the Bond Registrar the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Company.

                  "Paying Agent" or "Co-Paying Agent" means any national banking association, bank and trust company or trust company appointed by the Company and meeting the qualifications of, and subject to the obligations of, the Trustee in Article XI hereof. "Principal Office" of any Paying Agent shall mean the office thereof designated in writing to the Trustee.

                  "Pledge and Security Agreement" means (A) the pledge and security agreement dated as of even date with this Indenture by and between the Company and the Bank, as the same may be supplemented or amended from time to time, and (B) the pledge and security agreement by and between the Company and any substitute Bank, as the same may be supplemented or amended form time to time.

                  "Prime Rate" means that interest rate established from time to time by the Bank as the Bank's Prime Rate, whether or not such rate is publicly announced. The Prime Rate may not be the lowest rate charged by the Bank for commercial or other extensions of credit.

                  "Project" or "Project Facility" means the Project Facility, as defined in the Agreement.

                  "Project Costs"  shall have the  meaning  set forth in Section
4.01 of the Indenture.

                  "Project Fund" means the trust fund so designated which is established pursuant to Section 4.01.

                  "Purchase Date" means (a) if the Interest Rate Mode is the Weekly Rate or the Taxable Weekly Rate, any Business Day as set forth in Section 3.01(a)(i) and Section 3.01(a)(iv) hereof, respectively, (b) if the Interest Rate Mode is the Semi-Annual Rate, any Interest Payment Date, (c) if the Interest Rate Mode is the Long-Term Rate, the final Interest Payment Date for each Long-Term Rate Period, and (d) each day that Bonds are subject to mandatory purchase pursuant to Section 3.01(b).

                  "Qualifying Alternate Credit Facility" means an Alternate Credit Facility in connection with which the Trustee shall have received, (a) if the Bonds are then rated by a Rating Service, written evidence (or such other evidence satisfactory to the Trustee) from the Rating Service then rating the Bonds to the effect that such Rating Service has reviewed the proposed Alternate Credit Facility and that the substitution of the Alternate Credit Facility will not, by itself, result in (i) a permanent withdrawal of its rating of the Bonds or (ii) the reduction of the current rating of the Bonds, or (b) if the Bonds are not then rated by a Rating Service, written evidence (or such other evidence satisfactory to the Trustee) that the Alternate Credit Facility would be issued by a Credit Facility Issuer which, or the parent corporation of which, has a long-term debt rating assigned by a Rating Service which is equal to or better than the rating of the Credit Facility Issuer being replaced.

                  "Rate Period" means any period during which a single interest rate is in effect for a Bond.

                  "Rating Service" means Moody's, if the Bonds are rated by Moody's at the time, and S&P, if the Bonds are rated by S&P at the time, and their successors and assigns.

                  "Rebate Amount" as of any date means the Excess Earnings as of such date, or such other amount as may be due to the United States pursuant to
Section 148(f) of the Code.

                  "Rebate Fund" means the Rebate Fund created in Section 5.05 hereof.

                  "Record Date" means, as the case may be, the applicable Regular or Special Record Date.

                  "Regular Record Date" means, with respect to any Interest Period, the close of business on the last Business Day of such Interest Period.

                  "Redemption Premium Account" means the Redemption Premium Account created under Section 5.01 hereof.

                  "Reimbursement Agreement" means the letter of credit reimbursement agreement dated as of October 1, 1997 between the Company and the Bank, as the same may be amended from time to time and filed with the Trustee, and any agreement of the Company with a Credit Facility Issuer setting forth the obligations of the Company to such Credit Facility Issuer arising out of any payments under a Credit Facility and which provides that it shall be deemed to be a Reimbursement Agreement for the purpose of this Indenture.

                  "Remarketing Agent" means KeyBank National Association and its successors as provided in Section 12.01. "Principal Office" of the Remarketing Agent means the office designated as such in writing to the Company, the Trustee and the Tender Agent.

                  "Remarketing Agreement" means the Remarketing Agreement dated as of October 1, 1997 among the Company, the Issuer and the Remarketing Agent, as the same may be amended from time to time, and any remarketing agreement between the Company, the Issuer and a successor Remarketing Agent.

                  "Remarketing Proceeds Account" means the Remarketing Proceeds Account created under Section 5.01 hereof.

                  "Resolution" means the resolution of the Issuer adopted on September 16, 1997, authorizing the Issuer to undertake the Project, to issue and sell the Bonds and to execute and deliver the Financing Documents to which the Issuer is a party.

                  "Revenues" means (a) all amounts payable to the Trustee with respect to the principal or redemption price of, or interest on, the Bonds (i) by the Company as required under the Agreement, (ii) upon deposit in the Bond Fund from the proceeds of the Bonds, and (iii) by the Credit Facility Issuer under a Credit Facility, and (b) investment income with respect to any moneys held by the Trustee in the Bond Fund. The term "Revenues" does not include any moneys or investments in the Rebate Fund.

                  "S&P" means Standard & Poor's Ratings Group, a New York corporation, its successors and assigns, and, if such entity shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Trustee, with the consent of the Company.

                  "Security Agreement" means the security agreement dated as of even date with this Indenture from the Company to the Bank, as said security agreement may be supplemented or amended from time to time.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Semi-Annual Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined in accordance with Section 2.02(c)(ii).

                  "Semi-Annual Rate Period" means any period beginning on, and including, the Conversion Date to the Semi-Annual Rate and ending on, and including, the day preceding the next Interest Payment Date thereafter and each successive six (6) month period thereafter until the day preceding Conversion to a different Interest Rate Mode or the maturity of the Bonds.

                  "Special Record Date" means such date as may be fixed for the payment of defaulted interest in accordance with Section 2.08.

                  "State" means the State of New York.

                  "Taxable Weekly Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined weekly in accordance with Section 2.02(c)(iv).

                  "Taxable Weekly Rate Period" means the period beginning on, and including, the Conversion Date to the Taxable Weekly Rate, and ending on, and including, the next Wednesday and thereafter the period beginning on, and including, any Thursday and ending on, and including, the next Wednesday.

                  "Tax Regulatory Agreement" means the tax regulatory agreement date the Closing Date executed by the Company in favor of the Issuer, the Trustee and the Bank regarding, among other things, the restrictions prescribed by the Code in order for the interest on the Bonds to remain excludable from gross income for federal income tax purposes.

                  "Tender Agent" means the initial and any successor tender agent appointed in accordance with Section 12.02 hereof. "Principal Office" of the Tender Agent means the office thereof designated as such in writing to the Trustee, the Company and the Remarketing Agent.

                  "Term Loan Note" means the term loan note dated the Closing Date in the principal amount of $1,500,00 from the Company in favor of the Bank.

                  "Trustee" means Star Bank, N.A. and its successor hereunder. "Principal Office" of the Trustee means the principal corporate trust office of the Trustee, which office at the date of acceptance by the Trustee of the duties and obligations imposed on the Trustee by this Indenture is Cincinnati, Ohio.

                  "Unassigned   Issuer's  Rights"  means  Unassigned  Rights  as
defined in the Agreement.

                  "Weekly Rate" means the Interest Rate Mode for the Bonds in which the interest rate on the Bonds is determined weekly in accordance with
Section 2.02(c)(i).

                  "Weekly Rate Period" means the period beginning on, and including, the date of issuance of the Bonds, and ending on, and including, the next Tuesday and thereafter the period beginning on, and including, any Wednesday and ending on, and including, the next Tuesday.

                  The words "hereof", "herein", "hereto", "hereby" and "hereunder" (except in the form of Bond) refer to the entire Indenture. Unless otherwise noted, all Section and Article references are to sections and articles in this Indenture.

                                   ARTICLE II

                                    THE BONDS

                  SECTION 2.01. AMOUNT, TERMS AND ISSUANCE OF BONDS; LIMITED OBLIGATIONS. The Bonds shall, except as provided in Section 2.10, be limited to $6,000,000 in aggregate principal amount and shall contain substantially the terms recited in the form of Bond above. No Bonds may be issued under this Indenture except in accordance with this Article II.

                  It is determined to be necessary to, and the Issuer shall, issue, sell and deliver $6,000,000 principal amount of Bonds for the purpose financing a portion of the Project Costs.

                  The Bonds may bear such endorsement or legend satisfactory to the Trustee as may be required to conform to usage or law with respect thereto.

                  The Bonds, together with the premium, if any, and interest thereon, shall be limited obligations of the Issuer payable, with respect to the Issuer, solely from the Revenues, which Revenues are hereby pledged and assigned for the equal and ratable payment of all sums due under the Bonds, and shall be used for no other purpose than to pay the principal of, premium, if any, on and interest on the Bonds except as may be otherwise expressly provided herein.

                  THE BONDS ARE NOT AND SHALL NOT BE A DEBT OF THE STATE OR OF SARATOGA COUNTY, NEW YORK AND NEITHER THE STATE NOR SARATOGA COUNTY, NEW YORK SHALL BE LIABLE THEREON. THE BONDS DO NOT GIVE RISE TO A PECUNIARY LIABILITY OR CHARGE AGAINST THE GENERAL CREDIT OR TAXING POWERS OF THE STATE OR OF SARATOGA COUNTY, NEW YORK.

                  No recourse shall be had for the payment of the principal of or premium, if any, on or the interest on any Bond or for any claim based thereon or on this Indenture against any past, present or future member, officer, employee or agent (other than the Company), as such, of the Issuer or of any predecessor or successor corporation, either directly or through the Issuer or otherwise, whether by virtue of any constitution, statute or rule of law, in equity, or by the enforcement of any assessment or penalty, or otherwise.

                  SECTION 2.02. (a) DESIGNATION, DENOMINATIONS AND MATURITY. The Bonds shall be designated "Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A." The Bonds shall be issuable only in denominations of $100,000 and any larger denomination constituting an integral multiple of $5,000.

                  All Bonds shall be dated the date of their authentication. Each Bond shall bear interest from the Interest Payment Date to which interest has accrued and has been paid, or if prior to the first Interest Payment Date for the Bonds, from the date of the original issuance of the Bonds until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of this Indenture, whether upon maturity, redemption or otherwise.

                  The Bonds shall mature on April 1, 2008.

                  The Bonds shall be originally issued only to a Depository to be held in a book entry system and: (i) the Bonds shall be registered in the name of the Depository or its nominee, as

Bondholder, and immobilized in the custody of the Depository; (ii) unless otherwise requested by the Depository, there shall be a single Bond certificate for each Bond maturity; and (iii) the Bonds shall not be transferable or exchangeable, except for transfer to another Depository or another nominee of a Depository, without further action by the Issuer as set forth in the next succeeding paragraph of this Section. While the Bonds are in book entry only form, Bonds in the form of physical certificates shall only be delivered to the Depository.

                  So long as a book entry system is in effect for the Bonds, except as hereinafter provided with respect to Beneficial Ownership Interests, the Issuer and Trustee shall recognize and treat the Depository, or its nominee, as the holder of Bonds for all purposes, including payment of Bond Service Charges, giving of notices, and enforcement of remedies. The crediting of payments of Bond Service Charges on the Bonds and the transmittal of notices and other communications by the Depository to the Direct Participants in whose Depository account the Bonds are recorded, and such crediting and transmittal by Direct Participants to Indirect Participants or Beneficial Owners and by Indirect Participants to Beneficial Owners, are the respective responsibilities of the Depository and the Direct Participants and Indirect Participants and are not the responsibility of the Issuer or the Trustee; provided, however, that the Issuer and the Trustee understand that neither the Depository or its nominee shall provide any consent requested of holders of Bonds pursuant to this Indenture, and that the Depository will mail an omnibus proxy (including a list identifying the Direct Participants) to the Issuer which assigns the Depository's, or its nominee's, voting rights to the Direct Participants to whose accounts at the Depository the Bonds are credited as of the record date for mailing of requests for such consents. Upon receipt of such omnibus proxy, the Issuer shall promptly provide such omnibus proxy (including the list identifying the Direct Participants attached thereto) to the Trustee, who shall then treat such Direct Participants as Bondholders for purposes of obtaining any consents pursuant to the terms of this Indenture.

                  As long as the Bonds are registered in the name of a Depository, or its nominee, the Trustee agrees to comply with the terms and provisions of the Letter of Representations, including the provisions of the Letter of Representations with respect to any delivery of the Bonds to the Trustee, which provisions shall supersede the provisions of this Indenture with respect thereto.

                  If any Depository determines not to continue to act as a Depository for the Bonds held in a book entry system, the Company may attempt to have established a securities depository/book entry system relationship with another Depository under this Indenture. If the Company does not or is unable to do so, the Company and the Trustee, after the Trustee has made provision for notification of the Beneficial Owners by appropriate notice to the then Depository, shall permit withdrawal of the Bonds from the Depository and shall authenticate and deliver Bond certificates in fully registered form to the assignees of the Depository or its nominee or to the Beneficial Owners. Such withdrawal, authentication and delivery shall be at the cost and expense (including costs of printing or otherwise preparing and delivering such replacement Bonds) of the Company. Such replacement Bonds shall be in the denominations specified in the first paragraph of this Section 2.02, with a minimum denomination of $100,000.

                           (b)      Interest Rates on the Bonds. The Bonds shall
bear interest in the same Interest Rate Mode at all times. The Bonds shall bear interest at the Weekly Rate for the period from their original issuance date until converted to a different Interest Rate Mode. The first Interest Payment Date shall be the Interest Payment Date in January, 1998. During each Interest Period for each Interest Rate Mode, the interest rate for the Bonds shall be determined in accordance with Section 2.02(c) and shall be payable on the Interest Payment Date for such Interest Period; provided that the interest rate borne by the Bonds shall not exceed the lesser of (i) fifteen percent (15%) per annum or (ii) so long as the Bonds are entitled to the benefits of a Credit Facility, the maximum interest rate with respect to the Bonds specified in the Credit Facility. Interest on the Bonds at the interest rate or rates for the Weekly Rate and the Taxable Weekly Rate shall be computed upon the basis of a 365 or 366-day year, as applicable, for the actual number of days elapsed. Interest on the Bonds at the interest rate or rates for the Semi-Annual Rate and the Long-Term Rate shall be computed upon the basis of a 360-day year, consisting of twelve 30-day months. Each Bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the Default Rate computed from the date of the Default or Event of Default.

                           (c)      Interest Rate Modes.  Interest  Rates on the
Bonds shall be determined as follows:

                                    (i)      If the  Interest  Rate Mode for the
         Bonds is the Weekly Rate, the interest rate on the Bonds for a particular Weekly Rate Period shall be the rate established by the Remarketing Agent no later than 3:00 p.m. (Cleveland, Ohio time) on the Tuesday preceding the Weekly Rate Period (or the 7th day preceding the Conversion of the Interest Rate Mode to the Weekly Rate), or, if such day is not a Business Day, on the next succeeding Business Day, as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Bonds on such Business Day at a price equal to the principal amount thereof, plus accrued interest, if any, thereon.

                                    (ii)     If the  Interest  Rate Mode for the
         Bonds is the Semi-Annual Rate, the interest rate on the Bonds for a particular Semi-Annual Rate Period shall be the rate established by the Remarketing Agent no later than 3:00 p.m. (Cleveland, Ohio time) on the 10th Business Day next preceding the first day of such Semi-Annual Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Bonds on such first day at a price equal to the principal amount thereof.

                                    (iii)    If the  Interest  Rate Mode for the
         Bonds is the Long-Term Rate, the interest rate on the Bonds for a particular Long-Term Rate Period shall be the rate established by the Remarketing Agent not later than the 15th Business Day preceding the first day of such Long-Term Rate Period as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Bonds on such first day at a price equal to the principal amount thereof.

                                    (iv)     If the  Interest  Rate Mode for the
         Bonds is the Taxable Weekly Rate, the interest rate on the Bonds for a particular Taxable Weekly Rate Period shall be the rate established by the Remarketing Agent no later than 3:00 p.m. (Cleveland, Ohio time) on the Wednesday preceding the Taxable Weekly Rate Period (or the 7th day preceding the Conversion of the Interest Rate Mode to the Taxable Weekly Rate), or, if such day is not a Business Day, on the next succeeding Business Day, as the minimum rate of interest necessary, in the judgment of the Remarketing Agent, to enable the Remarketing Agent to sell the Bonds on such Business Day at a price equal to the principal amount thereof, plus accrued interest, if any, thereon.

                                    (v)      The Remarketing Agent shall provide
         the Company, the Trustee and the Tender Agent with Immediate Notice of all interest rates.

                                    (vi)     If for any reason the interest rate
         on a Bond is not determined by the  Remarketing  Agent pursuant to (i),
         (ii) or (iii) above, the interest rate for such Bond for the next succeeding Rate Period shall be the interest rate in effect for such Bond for the preceding Rate Period.

                           (d)      Long-Term Rate Periods.

                                    (i)      Selection of Long-Term Rate Period.
         The Long-Term Rate Period shall be established by the Company in the notice given pursuant to Section 2.02(e) hereof (the first such Long-Term Rate Period commencing on the Conversion Date for the Bonds to a Long-Term Rate) and thereafter each successive Long-Term Rate Period shall be the same as that so established by the Company until a different Long-Term Rate Period is specified by the Company in accordance with this Section or until the occurrence of a Conversion Date. Each Long-Term Rate Period shall be one year or more in duration and shall end on the day next preceding an Interest Payment Date; provided that if the first Long-Term Rate Period commences on a Conversion Date other than an October 1 and April 1, such first Long-Term Rate Period shall be of a duration as close as possible to (but not in excess of) such Long-Term Rate Period and shall terminate on a day preceding an Interest Payment Date; and further provided that no Long-Term Rate Period shall extend beyond the maturity date of the Bonds.

                                    (ii)     Change of  Long-Term  Rate  Period.
         The Company may change from one Long-Term Rate Period to another Long-Term Rate Period on any Conversion Date by notifying the Trustee, the Issuer, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent at least 4 Business Days prior to the 30th day prior to the proposed effective date of the change. Such notice shall specify the last day of the next Long-Term Rate Period which shall be the earlier of the day before the maturity date of the Bonds or the day immediately preceding an October 1 or April 1 and which is one year or more after the effective date and, if such change is conditional, the interest rate limitations. Any such notice shall be accompanied by an opinion of Counsel stating that such change is authorized by this Indenture and, if the change is from a Long-Term Rate Period of one year to a Long-Term Rate Period of more than one year, an opinion of nationally recognized bond counsel that such change will not affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds. Any change by the Company of the Long-Term Rate Period may be made conditional on the interest rate being within certain limits established by the Company. The Remarketing Agent shall establish what would be the interest rate for the proposed Long-Term Rate Period in accordance with Section 2.02(c). If the interest rate established by the Remarketing Agent is not within the limits established, then the change in the Long-Term Rate Period may be cancelled by the Company, in which case the Company's notice of the proposed change shall be of no effect and the Bonds shall not be subject to any mandatory purchase pursuant to Section 3.01(b). Notice of such cancellation shall be promptly given to all Bondholders.

                                    (iii)    Notice of  Long-Term  Rate  Period.
         The Trustee shall notify the Bondholders of any change in the Long-Term Rate Period pursuant to Section 2.02(d)(ii) by first class mail, postage prepaid, at least 30 but not more than 60 days before the effective date of such change. The notice will state:

                                             (A)      whether the change in the
                  Long-Term Rate Period is conditional and, if conditional, the interest rate limitations set by the Company,

                                             (B)      that the interest rate for
                  the new Long-Term Rate Period will be determined by the Remarketing Agent not later than the 15th Business Day preceding the first day of the new Long-Term Rate Period, and

                                             (C)      the effective  date of the
                  new Long-Term Rate Period.

                  Any notice provided under this Section 2.02(d)(iii) shall be for informational purposes only and shall not waive or otherwise affect the mandatory purchase of the Bonds at the end of any Long-Term Rate Period as set forth in Section 3.01(b) hereof.

                           (e)      Conversion of Interest Rate.

                                    (i)      Conversion Directed by the Company.
         The Interest Rate Mode for the Bonds is subject to Conversion to a different Interest Rate Mode from time to time in whole (and not in part) by the  Company,  such right to be  exercised  by  notifying  the
         Trustee, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent at least 4 Business Days prior to the 30th day prior to the effective date of such proposed Conversion. Such notice shall specify (A) the effective date, (B) the proposed Interest Rate Mode,
         (C) if the Conversion is to the Long-Term Rate, the end of the Long-Term Rate Period and (D) if such Conversion is conditional, the interest rate limitations. The notice must be accompanied by (i) an opinion of Counsel stating that the Conversion is authorized by this Indenture and, if the Conversion is from a Rate Period of one year or less to a Rate Period of more than one year or from a Rate Period of more than one year to a Rate Period of one year or less, an opinion of nationally recognized bond counsel that such Conversion will not affect the exclusion from gross income for federal income tax purposes of the interest on the Bonds, (ii) if the stated amount of the Credit Facility, if any, to be held by the Trustee after such Conversion is increased over that of the then current Credit Facility, an opinion of reputable bankruptcy counsel stating that payments of principal and interest on the Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the bankruptcy of the Company under the Bankruptcy Code and (iii) if the Conversion is to a Long-Term Rate, an official statement relating to the Bonds executed by the Company and the Issuer together with an opinion of counsel to the effect that such official statement fairly and accurately describes the Bonds, the security for the Bonds, and the Financing Documents relating to the Bonds and such security. Any Conversion by the Company of the Interest Rate Mode to the Long-Term Rate may be made conditional on the initial interest rate determined for such Interest Rate Mode being within certain limits established by the Company. The Remarketing Agent shall establish what would be the interest rate for the proposed Interest Rate Mode in accordance with Section 2.02(c). If the interest rate established by the Remarketing Agent is not within the limits established, then such Conversion may be cancelled by the Company, in which case, the Company's notice of Conversion shall be of no effect and the Bonds shall not be subject to any mandatory purchase pursuant to Section 3.01(b). Notice of such cancellation shall be given promptly to all Bondholders. Notwithstanding the foregoing, commencing upon the day on which the Bonds first bear interest at the Taxable Weekly Rate and continuing thereafter, the Bonds shall not be subject to Conversion to a different Interest Rate Mode.

                                    (ii)     Limitations.  Any Conversion of the
         Interest Rate Mode for the Bonds pursuant to paragraph (i) above must comply with the following:

                                             (A)      the  Conversion  Date must
                  be an Interest Payment Date which is a date on which the Bonds are subject to optional redemption pursuant to Section 8.01(a), (b) or (c);

                                             (B)      the Conversion  Date  must
                  be a Business Day; and

                                             (C)      the  Credit  Facility,  if
                  any, to be held by the Trustee must cover accrued interest for the Bonds for 110 days, if the Conversion is to the Weekly Rate or the Taxable Weekly Rate, or for 195 days, if the Conversion is to the Semi-Annual Rate or the Long-Term Rate.

                                    (iii)    Notice to Bondholders of Conversion
         of Interest Rate. The Trustee shall notify the Bondholders of each Conversion by first class mail, postage prepaid, at least 30 days but not more than 60 days before the Conversion Date. The notice will state:

                                             (A)      that the  Interest  Rate
                  Mode will be converted and what the new Interest Rate Mode will be;

                                             (B)     the Conversion Date;

                                             (C)      if the Conversion  is  to
                  the Long-Term Rate, whether the conversion is conditional and, if conditional, the interest rate limitations set by the Company; and

                                             (D)      that  the  Bonds  will be
                  subject to mandatory purchase on the Conversion Date in accordance with Section 3.01(b).

                  If the Conversion is to the Long-Term Rate, the notice will also state the information required by Section 2.02(d)(iii).

                                    (iv)     Cancellation   of   Conversion   of
         Interest Rate Mode. Notwithstanding any provision of this Section 2.02, the Interest Rate Mode shall not be converted if (A) the Remarketing Agent has not determined the initial interest rate for the new Interest Rate Mode in accordance with this Section 2.02 or (B) the Trustee shall receive written notice prior to such Conversion that either of the opinions required under Section 2.02(e)(i) has been rescinded. If the Trustee shall have sent any notice to the Bondholders regarding a Conversion of the Interest Rate Mode under Section 2.02(e)(iii), the Trustee shall promptly notify all Bondholders of such rescission and the cancellation of any mandatory purchase pursuant to Section 3.01(b).

                           (f)      Binding   Effect   of   Determination    and
Computations. The determination of each interest rate in accordance with the terms of this Indenture shall be conclusive and binding upon the owners of the Bonds, the Issuer, the Company, the Trustee, each Paying Agent, the Tender Agent, the Remarketing Agent and the Credit Facility Issuer, if any.

                  SECTION 2.03. REGISTERED BONDS REQUIRED; BOND REGISTRAR AND BOND REGISTER. All Bonds shall be issued in fully registered form. The Bonds shall be registered upon original issuance and upon subsequent transfer or exchange as provided in this Indenture.

                  The Company shall designate one or more persons to act as "Bond Registrar" for the Bonds provided that the Bond Registrar appointed for the Bonds shall be either the Trustee or a person which would meet the requirements for qualification as a successor trustee imposed by Section 11.13. The Company hereby appoints Star Bank, N.A. as Bond Registrar. Any person other than the Trustee undertaking to act as Bond Registrar shall first execute a written agreement, in form satisfactory to the Trustee, to perform the duties of a Bond Registrar under this Indenture, which agreement shall be filed with the Trustee.

                  The Bond Registrar shall act as registrar and transfer agent for the Bonds. There shall be kept at an office of the Bond Registrar a register (herein sometimes referred to as the "Bond Register") in which, subject to such reasonable regulations as it, the Trustee or the Bond Registrar may prescribe, shall provide for the registration of the Bonds and for the registration of transfers of the Bonds. The Bond Registrar shall designate, by a written notification to the Trustee, a specific office location (which may be changed from time to time, upon similar notification) at which the Bond Register is kept. If the Bond Registrar is the Trustee, such location shall be the principal corporate trust office of the Trustee.

                  The Bond Registrar shall forthwith following each Regular Record Date and at any other time as reasonably requested by the Trustee, the Tender Agent or the Remarketing Agent, certify and furnish to the Trustee, the Tender Agent, the Remarketing Agent and any Paying Agent as the Trustee shall specify, the names, addresses, and holdings of Bondholders and any other relevant information reflected in the Bond Register, and the Trustee, the Tender Agent, the Remarketing Agent and any such Paying Agent shall for all purposes be fully entitled to rely upon the information so furnished to them and shall have no liability or responsibility in connection with the preparation thereof.

                  SECTION 2.04. TRANSFER AND EXCHANGE. As provided in Section 2.03, the Company shall cause a Bond Register to be kept at the designated office of the Bond Registrar. Upon surrender for registration of transfer of any Bond at such office, the Issuer upon request of the Company shall execute and the Trustee or its Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees, one or more new fully registered Bonds of authorized denomination for the aggregate principal amount which the registered owner is entitled to receive.

                  At the option of the registered owner, Bonds may be exchanged for other Bonds of any other authorized denomination, of a like aggregate principal amount, upon surrender of the Bonds to be exchanged at any such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee or the Authenticating Agent shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

                  All Bonds presented for registration of transfer, exchange, redemption or payment (if so required by the Issuer, the Bond Registrar or the Trustee) shall be accompanied by a written instrument or instruments of transfer or authorization for exchange, in form and with guaranty of signature satisfactory to the Bond Registrar, duly executed by the owner or by his attorney duly authorized in writing.

                  No service charge shall be made to a Bondholder for any exchange or registration of transfer of Bonds, but the Issuer, the Company or the Bond Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

                  Neither the Issuer nor the Bond Registrar on behalf of the Issuer shall be required (i) to register the transfer or exchange of any Bond during a period beginning at the opening of business 15 days before the date of redemption of Bonds selected for redemption and ending at the close of business on the day of such redemption (ii) to register the transfer or exchange of any Bond so selected for redemption in whole or in part, or (iii) other than pursuant to Article III, to register any transfer or exchange of any Bond with respect to which the owner has submitted a demand for purchase in accordance with Section 3.01(a) or which has been purchased pursuant to Section 3.01(b).

                  New Bonds delivered upon any registration of transfer or exchange shall be valid obligations of the Issuer subject to the limitations set forth herein, evidencing the same debt as the Bonds surrendered, shall be secured by this Indenture and shall be entitled to all of the security and benefits hereof to the same extent as the Bonds surrendered.

                  SECTION 2.05. DELIVERY OF BONDS. Upon the execution and delivery of this Indenture, and satisfaction of the conditions set forth in
Section 2.14 hereof, the Issuer upon request of the Company shall execute the Bonds and deliver them to the Trustee. Thereupon, the Trustee shall authenticate the Bonds and deliver them to the Depository, as directed by the Issuer in accordance with this Section 2.05.

                  Before the Trustee delivers any Bonds, the Trustee shall have received a request and authorization to the Trustee on behalf of the Issuer, signed by the Authorized Official, to authenticate and deliver the Bonds to, or on the order of, the Placement Agent upon payment to the Trustee of the amount specified therein (including without limitation, any accrued interest), which amount shall be deposited as provided in Sections 4.01 and 5.01 hereof.

                  SECTION 2.06. EXECUTION. The Bonds shall be executed by the manual or facsimile signature of the Chairman (or Vice Chairman) and Secretary (or Assistant Secretary) of the Issuer.

                  Bonds executed as above provided may be issued and shall, upon request of the Issuer, be authenticated by the Trustee or the Authenticating Agent, notwithstanding that any officer signing such Bonds or whose facsimile signature appears thereon shall have ceased to hold office at the time of issuance or authentication or shall not have held office at the date of the Bond.

                  SECTION 2.07. AUTHENTICATION; AUTHENTICATING AGENT. No Bond shall be valid for any purpose until the Certificate of Authentication thereon shall have been duly executed as provided in this Indenture, and such authentication shall be conclusive proof that such Bond has been duly authenticated and delivered under this Indenture and that the owner thereof is entitled to the benefit of the trust hereby created.

                  If the Bond Registrar is other than the Trustee, the Trustee may appoint the Bond Registrar as an Authenticating Agent with the power to act on the Trustee's behalf and subject to its direction in the authentication and delivery of Bonds in connection with the registration of transfers and exchanges under Section 2.04 hereof, and the authentication and delivery of Bonds by an Authenticating Agent pursuant to this Section shall, for all purposes of this Indenture, be deemed to be the authentication and delivery "by the Trustee". The Trustee shall, however, itself authenticate all Bonds upon their initial issuance and any Bonds issued in substitution for other Bonds pursuant to Sections 2.10 and 2.11. The Trustee shall be entitled to be reimbursed for payments made to any Authenticating Agent as reasonable compensation for its services.

                  Any  corporation  into which any  Authenticating  Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible as a Bond Registrar under Section 2.03, without the execution or filing or the taking of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                  Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent, the Company and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all owners of Bonds as the names and addresses of such owners appear on the Bond Register.

                  SECTION 2.08. PAYMENT OF PRINCIPAL AND INTEREST RIGHTS PRESERVED. The principal or redemption price of any Bond shall be payable, upon surrender of such Bond, in any coin or currency of the United States of America which, at the time of payment, is legal tender for the payment of public and private debts, at the Principal Office of any Paying Agent, including funds evidenced by wire transfer. Interest on any Bond on each Interest Payment Date in respect thereof shall be payable by check mailed to the address of the person entitled thereto as such address shall appear in the Bond Register; provided that at the written request of the owner of at least $1,000,000 aggregate principal amount of Bonds received by the Bond Registrar at least one Business Day before the corresponding Record Date, interest accrued on the Bonds will be payable by wire transfer within the United States in immediately available funds to the bank account number of such owner specified in such request and entered by the Bond Registrar on the Bond Register; and provided further that interest payable at maturity (or redemption) shall be paid only upon presentation and surrender of such Bond.

                  Interest on any Bond which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Bond is registered at the close of business on the Regular Record Date for such interest.

                  Notwithstanding anything herein to the contrary, when any Bond is registered in the name of a Depository or its nominee, the principal and redemption price of and interest on such Bond shall be payable in next day or federal funds delivered or transmitted to the Depository or its nominee.

                  Any interest on any Bond which is payable, but is not punctually paid or provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the owner of such Bond on the relevant Regular Record Date by virtue of having been such owner, and such Defaulted Interest shall be paid to the person in whose name the Bond is registered at the close of business on a Special Record Date to be fixed by the Trustee, such date to be no more than 15 nor fewer than 10 days prior to the date of proposed payment. The Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Bondholder at his address as it appears in the Bond Register, not fewer than 10 days prior to such Special Record Date.

                  Subject to the foregoing provisions of this Section 2.08, each Bond delivered under this Indenture upon registration of transfer of or exchange for or in lieu of any other Bond shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Bond.

                  SECTION 2.09. PERSONS DEEMED OWNERS. The Issuer, the Company, the Trustee, any Paying Agent, the Bond Registrar, the Tender Agent and any Authenticating Agent may deem and treat the person in whose name any Bond is registered as the absolute owner thereof (whether or not such Bond shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Issuer, the Company, the Trustee, any Paying Agent, the Bond Registrar, the Tender Agent or the Authenticating Agent) for the purpose of receiving payment of or on account of the principal of (and premium, if any, on), and (subject to Section 2.08) interest on, such Bond, and for all other purposes, and neither the Issuer, the Company, the Trustee, the Tender Agent, any Paying Agent, the Bond Registrar nor the Authenticating Agent shall be affected by any notice to the contrary. All such payments so made to any such registered owner, or upon his order, shall be valid and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Bond.

                  SECTION 2.10.  MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

                           (a)      If any Bond shall  become  mutilated,  lost,
stolen or destroyed, the affected Bondholder shall be entitled to the issuance of a substitute Bond only as follows:

                                    (1)      in the  case of a lost,  stolen  or
         destroyed Bond, the Bondholder shall (i) provide notice of the loss, theft or destruction to the Issuer, the Company and the Trustee within a reasonable time after the Bondholder receives notice of the loss, theft or destruction, (ii) request the issuance of a substitute Bond and (iii) provide evidence, satisfactory to the Company and the Trustee, of the ownership and the loss, theft or destruction of the affected Bond;

                                    (2)      in the  case of a  mutilated  Bond,
         the   Bondholder   shall   surrender   the  Bond  to  the  Trustee  for
         cancellation; and

                                    (3)      in all cases,  the Bondholder shall
         provide indemnity against any and all claims arising out of or otherwise related to the issuance of substitute Bonds pursuant to this Section satisfactory to the Issuer, the Company, the Trustee and any Credit Facility Issuer.

Upon compliance with the foregoing, a new Bond of like tenor and denomination, executed by the Issuer, shall be authenticated by the Trustee and delivered to the Bondholder, all at the expense of the Bondholder to whom the substitute Bond is delivered. Notwithstanding the foregoing, the Trustee shall not be required to authenticate and deliver any substitute Bond for a Bond which has been called for redemption or which has matured or is about to mature and, in any such case, the principal or redemption price and interest then due or becoming due shall be paid by the Trustee or a Paying Agent in accordance with the terms of the mutilated, lost, stolen or destroyed Bond without substitution therefor.

                           (b)      Every  substituted  Bond issued  pursuant to
this Section 2.10 shall constitute an additional contractual obligation of the Issuer (subject to Section 16.01 hereof) and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder unless the Bond alleged to have been destroyed, lost or stolen shall be at any time enforceable by a bona fide purchaser for value without notice. In the event the Bond alleged to have been destroyed, lost or stolen shall be enforceable by anyone, the Issuer may recover the substitute Bond from the Bondholder to whom it was issued or from anyone taking under the Bondholder except a bona fide purchaser for value without notice.

                           (c)      All Bonds  shall be held and owned  upon the
express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds, and shall preclude any and all other rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instrument or investment or other securities without their surrender.

                  SECTION 2.11. TEMPORARY BONDS. Pending preparation of definitive Bonds, or by agreement with the purchasers of all Bonds, the Issuer may issue, and, upon its request, the Trustee shall authenticate, in lieu of definitive Bonds one or more temporary printed or typewritten Bonds of substantially the tenor recited above in any denomination authorized under
Section 2.02. Upon request of the Issuer, the Trustee shall authenticate definitive Bonds in exchange for and upon surrender of an equal principal amount of temporary Bonds. Until so exchanged, temporary Bonds shall have the same rights, remedies and security hereunder as definitive Bonds.

                  SECTION 2.12. CANCELLATION OF SURRENDERED BONDS. Bonds surrendered for payment, redemption, transfer or exchange and Bonds surrendered to the Trustee by the Issuer, or by the Company on behalf of the Issuer, for cancellation shall be cancelled by the Trustee and returned to the Company.

                  SECTION 2.13. SOURCE OF PAYMENT OF BONDS. To the extent provided in and except as otherwise permitted by this Indenture, (i) as specified in Section 16.01 hereof, the Bonds shall be special obligations of the Issuer and the Bond Service Charges thereon shall be payable equally and ratably solely from the Revenues, (ii) the payment of Bond Service Charges on the Bonds shall be secured by the assignment of the Credit Facility Account, Redemption Premium Account, Remarketing Proceeds Account and Defeasance Account of the Bond Fund and the grant of a security interest in all moneys and investments in the Project Fund, the Insurance and Condemnation Fund and the Revenues (other than such accounts of the Bond Fund, all moneys and investments therein and the proceeds of the Credit Facility) hereunder and by this Indenture, and (iii) payments due on the Bonds also shall be secured by the assignment by the Issuer of its rights under the Agreement (other than the Unassigned Issuer's Rights) pursuant to the Assignment. The principal of, and any accrued interest on, the Bonds shall also be payable from moneys derived by the Trustee from drawings under the Credit Facility related to the Bonds. Notwithstanding anything to the contrary in the Act, the Bonds or this Indenture, the Bonds do not and shall not represent or constitute a debt or pledge of the faith and credit or the taxing power of the Issuer or of the State or of any political subdivision, municipality or other local agency thereof and are not and will not be secured by an obligation or pledge of any moneys raised by taxation.

                  SECTION 2.14. DELIVERY OF THE BONDS. Upon the execution and delivery of this Indenture, the Issuer shall execute and deliver the Bonds to the Trustee, and the Trustee shall authenticate and deliver the Bonds to the purchasers thereof against payment of the purchase price therefor, plus accrued interest to the day preceding the date of delivery, upon receipt by the Trustee of the following:

                           (A)      a certified copy of the Resolution;

                           (B)      the executed original Letter of Credit;

                           (C)      executed counterparts of the  Indenture  and
the other Financing Documents;

                           (D)      a request and  authorization  to the Trustee
on behalf of the Issuer signed by an Authorized Official of the Issuer to deliver the Bonds to the purchasers thereof upon payment to the Trustee for the account of the Issuer of the purchase price therefor;

                           (E)      signed  copies of the opinions of counsel to
the Issuer, the Company and the Bank, and of Bond Counsel;

                           (F)      an   executed    copy   of   the   arbitrage
certificate of the Issuer and the Tax Regulatory Agreement;

                           (G)      such other  documents  as the  Trustee,  the
Bank or Bond Counsel may reasonably require.

                                   ARTICLE III

                        PURCHASE AND REMARKETING OF BONDS

                  SECTION 3.01. PURCHASE OF BONDS ON DEMAND; MANDATORY PURCHASE.

                           (a)      Purchase of Bonds on Demand of Owner.

                                    (i)      During   Weekly   Rate  Period  and
         Taxable Weekly Rate Period. If the Interest Rate Mode for the Bonds is the Weekly Rate or the Taxable Weekly Rate, any Bond shall be purchased on the demand of the owner thereof, on any Business Day at a purchase price equal to the principal amount thereof, plus accrued interest, if any, to the Purchase Date, upon written notice to the Tender Agent, at its Principal Office on or before 4:00 p.m. (Cincinnati, Ohio time) on a Business Day not later than the 7th calendar day prior to the Purchase Date, which notice (A) states the number and principal amount (or portion thereof in an authorized denomination) of such Bond to be purchased, (B) states the Purchase Date on which such Bond shall be purchased and (C) irrevocably requests such purchase and agrees to deliver such Bond, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (Cincinnati, Ohio time) on such Purchase Date.

                                             The Tender  Agent  shall  promptly,
         but in no event later than 4:00 p.m. (Cincinnati, Ohio time) on the next succeeding Business Day, provide the Remarketing Agent and the Trustee with Immediate Notice of the receipt of the notice referred to in the preceding paragraph. Upon its receipt of such Immediate Notice from the Tender Agent, the Remarketing Agent shall promptly provide the Company with Immediate Notice of the receipt of the notice referred to in the preceding paragraph.


                                    (ii)     During  Semi-Annual Rate Period. If
         the Interest Rate Mode for the Bonds is the Semi-Annual Rate, any Bond shall be purchased, on the demand of the owner thereof, on any Interest Payment Date for a Semi-Annual Rate Period at a purchase price equal to the principal amount thereof, upon written notice to the Tender Agent, at its Principal Office on a Business Day not later than the 8th Business Day prior to such Purchase Date, which notice (A) states the number and principal amount (or portion thereof in an authorized denomination) of such Bond to be purchased, (B) states the Purchase Date on which such Bond shall be purchased and (C) irrevocably requests such purchase and agrees to deliver such Bond, duly endorsed in blank for transfer, with all signatures guaranteed, to the Tender Agent at or prior to 12:00 Noon (Cincinnati, Ohio time) on such Purchase Date.

                                             The Tender  Agent  shall  promptly,
         but in no event later than 4:00 p.m. (Cincinnati, Ohio time) on the next succeeding Business Day, provide the Remarketing Agent and Trustee with Immediate Notice of the receipt of the notice referred to in the preceding paragraph.

                                    (iii)    During Long-Term Rate Period. Bonds
         shall not be purchased upon the demand of the owner thereof during any Long-Term Rate Period in whole or in part. At the end of each Long-Term Rate Period, the Bonds shall be subject to mandatory purchase as set forth in Section 3.01(b) hereof.

                                    (iv)     Purchase   of  Portions  of  Bonds.
         Notwithstanding any other provision of this Section 3.01(a), the owner of a Bond may demand purchase of a portion of such Bond only if the portion to be purchased and the portion to be retained by the owner will be in authorized denominations.

                           (b)      Mandatory Purchases of Bonds.

                                    (i)      Mandatory  Purchase  on  Conversion
         Date. The Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof, plus, if the Interest Rate Mode is the Long-Term Rate, the redemption premium which would be payable under Section 8.01(b) hereof if the Bonds were redeemed on the Purchase Date, plus accrued interest, if any, thereon to the Purchase Date on each Conversion Date for any Conversion.

                                    (ii)     Mandatory  Purchase  for Failure to
         Provide Alternate Credit Facility. While the Bonds bear interest at the Weekly, Semi-Annual or Taxable Weekly Rate, the Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof plus accrued interest, if any, thereon to the Purchase Date, upon termination of the term of the then current Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) unless such Credit Facility is extended or replaced prior to its termination with an Alternate Credit Facility issued by the then current Credit Facility Issuer. The Purchase Date will be the Interest Payment Date immediately preceding (by at least 15 calendar days) the date of expiration or replacement of the then current Credit Facility.

                                    (iii)    Mandatory  Purchase  for Failure to
         Provide Qualifying Alternate Credit Facility. While the Bonds bear interest at the Long-Term Rate and are subject to optional redemption by the Issuer upon direction of the Company pursuant to Section 8.01(b), the Bonds shall be subject to mandatory purchase at a purchase price equal to the principal amount thereof, plus the redemption premium, if any, which would be payable under Section 8.01(b) if the Bonds were redeemed on the Purchase Date, plus accrued interest, if any, thereon to the Purchase Date, upon the delivery of an Alternate Credit Facility, unless such Alternate Credit Facility is a Qualifying Alternate Credit Facility. Any premium to be paid in connection with such mandatory purchase, if not covered by the then current Credit Facility, shall be paid from Available Moneys deposited by the Company into the Redemption Premium Account of the Bond Fund. If there are no such Available Moneys, the then current Credit Facility may not be replaced unless replaced with a Qualifying Alternate Credit Facility. While the Bonds bear interest at the Long-Term Rate, but are not yet subject to optional redemption by the Issuer pursuant to Section 8.01(b), the Company may not replace the then current Credit Facility with an Alternate Credit Facility unless such alternate Credit Facility is a Qualifying Alternate Credit Facility.


                                    (iv)     Notice   of   Mandatory   Purchase.
         Notice of any mandatory purchase pursuant to this Section 3.01(b) shall be given by the Trustee thirty (30) days prior to the date of purchase in the same manner as a notice of redemption pursuant to Section 8.04 hereof; provided that failure to receive notice by mailing, or any defect in that notice, as to any Bond shall not affect the validity of the proceedings for the purchase of any other Bond.

                           (c) Payment of Purchase Price. The purchase price of Bonds purchased pursuant to Section 3.01 shall be payable upon delivery of such Bond to the Tender Agent; provided that such Bond must be delivered to the Tender Agent on or prior to 12:00 Noon (Cincinnati, Ohio time) for payment by the close of business on the Purchase Date in immediately available funds; provided, however, that if the Purchase Date is not a Business Day, the purchase price shall be payable on the next succeeding Business Day.

                  Any Bond delivered for payment of the purchase price shall be accompanied by an instrument of transfer thereof in form satisfactory to the Tender Agent executed in blank by the owner thereof and with all signatures guaranteed by a bank, trust company or member firm of The New York Stock Exchange, Inc. The Tender Agent may refuse to accept delivery of any Bond for which an instrument of transfer satisfactory to it has not been provided and shall have no obligation to pay the purchase price of such Bond until a satisfactory instrument is delivered.

                  The Tender Agent shall hold all Bonds delivered pursuant to this Section 3.01 in trust for the benefit of the owners thereof until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such Bondholders, and thereafter shall deliver such Bonds to the purchasers thereof. All amounts received by the Trustee from a drawing under a Credit Facility for purchase of Bonds shall be transferred immediately to the Tender Agent. The Tender Agent shall also hold all such amounts from a drawing under a Credit Facility that it shall have received from the Trustee in a separate and segregated account pending payment of the purchase price of Bonds as set forth in Section 3.03 and neither the Issuer, the Company, any Guarantor, any Affiliate of the Company or of any Guarantor, nor any Insider of any of them shall have any right to take, control or receive the moneys and investments therein.

                  SECTION 3.02.  REMARKETING OF BONDS.

                           (a)      Upon the receipt by the Remarketing Agent of
any notice pursuant to Section 3.01(a), the Remarketing Agent, subject to the terms of the Remarketing Agreement, shall offer for sale, and shall use its best efforts to sell (other than to the Issuer, the Company or their Affiliates), the Bonds in respect of which such notice has been given. Unless otherwise instructed by the Issuer or the Company, the Remarketing Agent will offer for sale and use its best efforts to sell any Bonds purchased pursuant to Section 3.01(b). Any such Bonds shall be offered: (i) at 100% of the principal amount thereof, plus interest accrued, if any, to the Purchase Date, and (ii) pursuant to terms calling for payment of the purchase price on such Purchase Date against delivery of such Bonds; provided that the Remarketing Agent shall not sell any Bond if the amount to be received from the sale of such Bond (including accrued interest, if any) plus the amount available to be drawn by the Trustee under the Credit Facility with respect to the Available Moneys available to the Trustee for such purpose is less than the purchase price (including accrued interest, if any) to be paid for such Bond. The Remarketing Agent shall direct any person to whom such Bonds (or authorized portions thereof) are remarketed pursuant to this Section to deliver the purchase price thereof in immediately available funds to the Trustee at its principal office on or before 10:00 a.m. (Albany, New York time) on the Purchase Date. Upon receipt and pending disbursement thereof, the Trustee shall deposit such moneys in the Remarketing Proceeds Account. The Trustee, the Tender Agent or the Credit Facility Issuer may purchase any Bonds offered pursuant to this Section 3.02 for its own account. Each of the Issuer and the Company acknowledges that they shall have no interest in any proceeds of the remarketing of Bonds, all of which shall be held in trust by the Trustee or the Tender Agent for the sole benefit of the holders of the Bonds and, to the extent that the holders have been paid with draws on the Credit Facility, for the benefit of the Credit Facility Issuer. The Remarketing Agent shall, no later than 10:30 a.m. (Albany, New York time) on the Purchase Date, give oral or telephonic notice to the Tender Agent and the Trustee of the Bonds remarketed pursuant to this Section and the Purchase Date therefor, such notice to be promptly confirmed by telex, telegram or telecopier to the Company and the Credit Facility Issuer.

                           (b)      The Remarketing Agent shall,  subject to the
terms of the Remarketing Agreement, offer for sale, and use its best efforts to sell, on behalf of the Issuer, Bonds held pursuant to Section 3.05. Any such Bonds shall be offered at 100% of the principal amount thereof, plus interest accrued to the sale date.

                  SECTION 3.03.  PURCHASE OF BONDS; UNDELIVERED BONDS.

                           (a)      On  each  date  Bonds  are  to be  purchased
pursuant to Section 3.01, the Tender Agent shall purchase, but only from the funds listed below, such Bonds from the owners thereof. Funds for the payment of such purchase price shall be derived from the following sources in the order of priority indicated, provided that funds derived from Section 3.03(a)(i) and (ii) shall not be combined with funds derived from Section 3.03(a)(iii) to purchase any one Bond (or authorized denomination thereof):

                                    (i)      Proceeds     deposited    in    the
         Remarketing Proceeds Accounts from the remarketing of such Bonds to persons other than the Issuer, the Company, any Guarantor, or any Affiliate of any of them or any Insider of the foregoing (exclusive of any premium) pursuant to Section 3.02(a);

                                    (ii)     Available  Moneys  furnished by the
         Trustee to the Tender Agent representing proceeds of a drawing by the Trustee under the Credit Facility;

                                    (iii)    Available  Moneys  deposited by the
         Company into the Redemption Premium Account, if necessary, to pay any premium included in the purchase price; and

                                    (iv)     Moneys  paid by the  Company to pay
         the purchase price furnished by the Trustee to the Tender Agent.

                           (b)      In the event  that any  holder of a Bond who
shall have given notice demanding purchase pursuant to Section 3.01(a), or which is subject to mandatory purchase pursuant to Section 3.01(b), shall fail to deliver such Bond to the Tender Agent at the place and on the applicable date and time specified, or shall fail to deliver such Bond properly endorsed, such Bond shall constitute an Undelivered Bond. If funds in the amount of the purchase price of the Undelivered Bond are available for payment to the holder thereof on the date and at the time specified, from and after the date and time of that required delivery, (i) the Undelivered Bond shall no longer be deemed to be Outstanding under this Indenture; (ii) interest shall no longer accrue thereon; and (iii) funds in the amount of the purchase price of the Undelivered Bonds shall be held by the Tender Agent, without liability for interest thereon, for the benefit of the holder thereof (and in no event for the benefit of the Issuer, the Company, any Guarantor, any Affiliate of any of them, any Insider of the foregoing, the Remarketing Agent, the Tender Agent or any other party). Neither the Issuer, the Company, any Guarantor, any Affiliate of any of them nor any Insider of the foregoing shall have any right whatsoever to take, control or receive moneys held by the Tender Agent. Any funds held by the Tender Agent as described in clause (iii) of the preceding sentence shall be held uninvested. Any moneys deposited with and held by the Tender Agent not so applied to the payment of Bonds, if any, within two years after the Purchase Date of such Bonds shall be paid by the Tender Agent to the Company and thereafter the former holders of such Bonds shall be entitled to look only to the Company for payment, and then only to the extent of the amount so repaid, and the Company shall not be liable for any interest thereon and shall not be regarded as a trustee of such money.

                  SECTION 3.04.  DELIVERY OF REMARKETED OR PURCHASED BONDS.

                           (a)      Bonds  and  Beneficial  Ownership  Interests
purchased pursuant to Section 3.03 shall be delivered as follows:

                                    (i)      Bonds sold by the Remarketing Agent
         to persons or entities other than the Issuer or the Company shall be delivered to the purchasers thereof. With respect to Beneficial Ownership Interests sold by the Remarketing Agent pursuant to Section
         3.02 hereof, the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book entry system maintained by the Depository.

                                    (ii)     Bonds  purchased or to be purchased
         with moneys described in Section 3.03(a)(ii) shall be delivered to the Tender Agent to be held pursuant to Section 3.05. With respect to Beneficial Ownership Interests purchased with moneys described in
         Section 3.03(a)(ii), the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book entry system maintained by the Depository.

                                    (iii)    Bonds    purchased    with   moneys
         described in Section 3.03(a)(iii) shall, at the direction of the Company, be (A) delivered to or held by the Tender Agent for the account of the Company, (B) delivered to the Trustee for cancellation or (C) delivered to the Company. With respect to Beneficial Ownership Interests purchased with moneys described in Section 3.03(a)(iii), the Remarketing Agent and the Trustee shall take such actions as may be necessary to reflect the transfer of such Beneficial Ownership Interests to the purchasers thereof in the book entry system maintained by the Depository.

                           (b)      If,  on any  date  prior to the  release  of
Bonds held by or for the account of the Company pursuant to Section 3.04(a)(iii), all Bonds are called for redemption pursuant to Section 8.01 or an acceleration of the Bonds pursuant to Section 10.02 occurs, such Bonds shall be deemed to have been paid and shall thereupon be cancelled by the Trustee.

                           (c)      Bonds  or  Beneficial   Ownership  Interests
(other than Bonds pledged to the Credit Facility Issuer) delivered as provided in this Section shall be registered (or recorded through the Depository) in the manner directed by the recipient thereof.

                  SECTION 3.05. BONDS PLEDGED TO THE CREDIT FACILITY ISSUER. The Bond Registrar shall register (or the Depository shall record) in the name of the Company any Bonds delivered to the Tender Agent pursuant to Section 3.04(a)(ii). Thereafter, the Tender Agent shall hold such Bonds unless and until the Tender Agent shall have received from the Credit Facility Issuer written notice or telephonic notice, promptly confirmed in writing, which specifies that the Tender Agent shall deliver such Bonds to the Company or the Remarketing Agent. Upon receipt of such notice, the Tender Agent shall deliver such Bonds to the Company or the Remarketing Agent.

                  SECTION 3.06. DRAWINGS ON CREDIT FACILITY. Except as provided in Section 3.08 hereof, on each day on which Bonds are to be purchased pursuant to Section 3.01 hereof, except to the extent that the Trustee shall have received telephonic notification from the Remarketing Agent on or prior to 10:30 a.m. (Albany, New York time) on the Purchase Date to the effect that such Bonds shall have been remarketed pursuant to Section 3.02 hereof and that the moneys described in Section 3.03(a)(i) hereof will be sufficient to pay the purchase price of such Bonds, the Trustee shall by 11:00 a.m. (Albany, New York time) on the Purchase Date draw under the Credit Facility an amount equal to the purchase price of such Bonds which cannot be purchased from the proceeds of remarketing then on deposit in the Remarketing Proceeds Account and immediately upon receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent, and shall further provide Immediate Notice of such drawing to the Issuer and the Company. If less than the full purchase price is received for the Bonds that are to be remarketed, the Trustee shall, by 11:00 a.m. (Albany, New York time) on the Purchase Date, draw under the Credit Facility an amount which, together with the remarketing proceeds of the Bonds sold by the Remarketing Agent and received by the Trustee, will be equal to the purchase price of such Bonds and immediately upon the receipt of such proceeds furnish the proceeds of such drawing to the Tender Agent.

                  SECTION 3.07. DELIVERY OF PROCEEDS OF SALE. The proceeds of the sale by the Remarketing Agent of any Bonds held by it for the account of the Company, or delivered to it by any Bondholder or the Tender Agent, shall be deposited in the Remarketing Proceeds Account.

                  SECTION 3.08. LIMITATION ON PURCHASE AND REMARKETING. Anything in this Indenture to the contrary notwithstanding, there shall be no remarketing of Bonds pursuant to Section 3.02 if there shall have occurred and be continuing an Event of Default. Any purchase of Bonds pursuant to Section 3.01(a) after an Event of Default shall have occurred and be continuing shall be made only with proceeds of a drawing under the Credit Facility, and any Bonds so purchased shall remain pledged to the Credit Facility Issuer until (a) the Event of Default shall have been cured or waived or (b) the Bonds are accelerated pursuant to Section 10.02 hereof.

                                   ARTICLE IV

                         PROJECT FUND; PROCEEDS OF BONDS

                  SECTION  4.01.  CREATION OF PROJECT  FUND;  PROCEEDS OF BONDS.
There is hereby created by the Issuer and ordered maintained as a separate deposit account (except when invested as provided hereinafter) in the custody of the Trustee, a trust fund designated "County of Saratoga Industrial Development Agency - Spurlock Adhesives, Inc. Project Fund." There shall be deposited in the Project Fund, the proceeds of the sale of the Bonds, other than any proceeds representing accrued interest, which shall be deposited in the Bond Fund pursuant to Section 5.01 hereof, and applied to the acquisition, construction, furnishing, equipment and improvement of the Project and costs of issuance of the Bonds (collectively, the "Project Costs")

                  SECTION 4.02. DISBURSEMENTS FROM AND RECORDS OF PROJECT FUND. Moneys in the Project Fund shall be disbursed in accordance with the provisions of the Reimbursement Agreement and the Building Loan Agreement. The Trustee is hereby authorized to make each disbursement required by the provisions thereof. Disbursements from the Project Fund shall be made only to reimburse or pay the Company, or any person designated by the Company, for the Project Costs. Any disbursements from the Project Fund for the payment of Project Costs shall be made by the Trustee only upon the written order signed by the Designated Representative and approved by the Bank. Each such written order shall be in substantially the form of the disbursement request attached as Schedule "D" to the Building Loan Agreement, shall be consecutively numbered and may be accompanied by invoices or other documentation supporting the payments or reimbursements requested. That amount shall be released to the Company, or the person designated by the Company, upon receipt by the Trustee of a written direction from the Bank to release that amount.

                  Any moneys remaining in the Project Fund after the payment in full of the Project Costs and after any required transfer to the Rebate Fund in accordance with the provisions of the Tax Regulatory Agreement and Section 5.05 hereof, promptly shall be used to redeem the Bonds in accordance with the provisions of Section 8.01 hereof.

                  The Trustee shall cause to be kept and maintained adequate records pertaining to the Project Fund and all disbursements therefrom. If reasonably requested by the Company, the Trustee shall file copies of the records pertaining to the Project Fund and disbursements therefrom with the Company.

                  The completion of the Project and payment of all Project Costs shall be evidenced by the filing with the Trustee of a certificate signed by the Designated Representative as provided in Section 4.4 of the Agreement and approved by the Bank directing the use of all remaining moneys in the Project Fund. That certificate may state that it is given without prejudice to any rights against third parties which then exist or subsequently may come into being. Pending disbursement pursuant to the Agreement, the moneys and investments to the credit of the Project Fund shall constitute a part of the Revenues in which the Trustee has a security interest hereunder as security for the payment of the Bond Service Charges.

                  SECTION 4.03. INSURANCE AND CONDEMNATION FUND. There is hereby created by the Issuer and ordered maintained as a separate deposit account (except when invested as provided hereinafter) in the custody of the Trustee, a trust fund designated "County of Saratoga Industrial Development Agency - Spurlock Adhesives, Inc. Insurance and Condemnation Fund." The net proceeds of any insurance settlement or Condemnation award received by the Trustee in connection with damage to or destruction of or the taking of part or all of the Project shall be paid into the Insurance and Condemnation Fund.

                  (B) If, pursuant to Section 7.1(B) or 7.2(B) of the Agreement, the Company does not repair, rebuild or restore the Project and redemption of the Bonds is required, or if a taking in Condemnation as described in Section 7.2(C) of the Agreement occurs, or if the Company (with the concurrence of the Bank) exercises its options under Sections 7.1(B) and 7.2(B) of the Agreement to require the redemption of the Bonds, the Trustee shall, after making any transfer to the Rebate Fund required by the Tax Regulatory Agreement and by Section 5.05 hereof, transfer all moneys held in the Insurance and Condemnation Fund to the Bond Fund to be applied to the redemption of the Bonds then Outstanding pursuant to Section 8.01(C) hereof, except as provided in
Section 4.03 hereof.

                  (C) If redemption of the Bonds is not mandated and the Company elects to repair, rebuild or restore the Project, and provided no Event of Default has occurred and is continuing, moneys held in the Insurance and Condemnation Fund and attributable to the damage to or destruction of or the taking of the Project shall, after any transfer to the Rebate Fund required by the Tax Regulatory Agreement and Section 5.05 hereof is made, be applied to pay the cost of such repairs, rebuilding or restoration in accordance with the terms and conditions set forth in Section 4.03(D) hereof.

                  (D) The Trustee is hereby authorized to and shall make such disbursements, at the Company's request, either upon the completion of such repairs, rebuilding or restoration or periodically as such repairs, rebuilding or restoration progress, upon receipt by the Trustee of a certificate of a Designated Representative of the Company, approved in writing by the Bank, stating with respect to each payment to be made: (i) the amount or amounts to be paid, the Person or Persons (which may include the Company for reimbursement of such costs) to whom an amount is to be paid and the total sum of all such amounts; (ii) that the Company has expended, or is expending, concurrently with the delivery of such certificate, such amount or amounts on account of costs incurred in connection with the repair, rebuilding or restoration of the Project; (iii) that all contractors, workmen and suppliers have been or will be paid through the date of such certificate from the funds to be disbursed; (iv) that there exists no Event of Default and no condition, event or act which, with notice or the lapse of time or both, would constitute an Event of Default; (v) that such Designated Representative of the Company has no knowledge, after diligent inquiry and after searching the records of the appropriate state and local filing offices, of any vendor's Lien, mechanic's Lien or security interest which should be satisfied, discharged or bonded before the payment as requisitioned is made or which will not be discharged by such payment; (vi) that no certificate with respect to such expenditures has previously been delivered to the Trustee; and (vii) that there remain sufficient moneys in the Insurance and Condemnation Fund attributable to the damage to, destruction of or taking of the Project to complete the repair, rebuilding or restoration of the Project. Each certificate of the Company shall be accompanied by bills, invoices or other evidences reasonably satisfactory to the Trustee or any other items reasonably required by the Trustee. The Trustee shall be entitled to rely on such certificate.

                  (E) Upon completion of the repair, rebuilding or restoration of the Project, a Designated Representative of the Company shall deliver to the Issuer, the Trustee and the Bank a certificate stating (1) the date of such completion, (2) that all labor, services, materials and supplies used therefor and all costs and expenses in connection therewith have been paid,
(3) that the Project has been restored to substantially its condition immediately prior to the damage or Condemnation thereof, or to a condition of at least equivalent value, operating efficiency and function, (4) that the Issuer or the Company has good and valid title to all Property constituting part of the restored Project, and that the

Project is subject to the Agreement and the Liens and security interests of the Indenture and the Mortgage and (5) that the restored Project is ready for occupancy, use and operation for its intended purposes. Notwithstanding the foregoing, such certificate may state (a) that it is given without prejudice to any rights of the Company against third parties which exist at the date of such certificate or which may subsequently come into being, (b) that it is given only for the purposes of this Section 4.03, and (c) that no Person other than the Issuer or the Trustee may benefit therefrom. Such certificate shall be accompanied by (i) an unconditional certificate of occupancy, if required, and any and all permissions, licenses or consents required of Governmental Authorities for the occupancy, operation and use of the Project for its intended purposes, (ii) an opinion of counsel to the Company addressed to the Issuer, the Trustee and the Bank that the Mortgage constitutes a valid mortgage Lien on and a valid perfected security interest in the Project subject only to Permitted Encumbrances, and that the Project, as restored, will serve the purposes contemplated by the Agreement and the Indenture and (iii) such other documentation as the Trustee may reasonably require.

                  (F) If the cost of the repairs, rebuilding or restoration of the Project effected by the Company shall be less than the amount in the Insurance and Condemnation Fund, then on the completion of such repairs, rebuilding or restoration and provided that there has been no Event of Default under any of the Financing Documents notice of which has been received by the Trustee in accordance with Section 11.05 hereof, the Trustee shall transfer such difference to the Company for its purposes if (1) a Designated Representative of the Company so requests, (2) the Bank consents in writing to such and (3) the Company obtains and delivers to the Trustee an opinion of Bond Counsel in a form reasonably satisfactory to the Trustee that such transfer will not cause the Bonds to be "arbitrage bonds" as defined in Section 148 of the Code; otherwise such difference shall be deposited by the Trustee in the Bond Fund and applied to redeem the Bonds in accordance with Article VIII hereof.

                  (G) If the cost of the repair, rebuilding or restoration of the Project shall be in excess of the moneys held in the Insurance and Condemnation Fund, the Company shall immediately deposit such additional moneys in the Insurance and Condemnation Fund as are necessary to pay the cost of completing such repair, rebuilding or restoration.

                                    ARTICLE V

                   BOND FUND; INVESTMENT OF FUNDS; REBATE FUND

                  SECTION 5.01.  BOND FUND.

                           (a)      There is hereby  created  by the  Issuer and
ordered established as a separate deposit account with the Trustee a trust fund to be designated "County of Saratoga Industrial Development Agency - Spurlock Adhesives, Inc. Project Bond Fund," the moneys in which, in accordance with
Section 5.01(c), the Trustee shall make available to the Paying Agent or Agents, to pay (i) the principal or redemption price of Bonds as they mature or become due, upon surrender thereof and (ii) the interest on Bonds as it becomes payable. There are hereby established with the Trustee within the Bond Fund the following separate and segregated accounts, to be designated the "Credit Facility Account", "Remarketing Proceeds Account", "Redemption Premium Account" and "Defeasance Account".

                           (b)      The Trustee shall deposit into the Bond Fund
all payments by the Company in respect to Bond Service Charges and all other moneys received by the Trustee under and pursuant to the provisions of this Indenture, the Agreement or any of the provisions of the Reimbursement Agreement, when accompanied by directions from the person depositing such moneys that such moneys are to be paid into the Bond Fund and shall deposit into the following specified accounts of the Bond Fund the following:

                                    (i)      into the Credit  Facility  Account,
         all moneys drawn by the Trustee under the Credit Facility which account shall hold no other moneys;

                                    (ii)     into   the   Remarketing   Proceeds
         Account, all amounts representing the proceeds from a remarketing of the Bonds which account shall hold no other moneys;

                                    (iii)    into   the    Redemption    Premium
         Account, all amounts deposited to pay premiums on the Bonds which account shall hold no other moneys; and

                                    (iv)     into the  Defeasance  Account,  all
         amounts  deposited to pay and discharge  the Bonds  pursuant to Section
         15.01 hereof which account shall hold no other moneys.

Neither the Issuer, the Company, any Guarantor, any Affiliate of the Company or of any Guarantor nor any Insider of any of them shall have any interest in nor any right whatsoever to take or control (other than the right of the Company to direct investments pursuant to Section 5.03 hereof) the Credit Facility Account, the Credit Facility, the Redemption Premium Account, the Remarketing Proceeds Account, the Defeasance Account or any subaccounts of any of the foregoing accounts, or the moneys and Eligible Investments therein, including any proceeds thereof, all of which shall be held in trust by the Trustee for the sole benefit of the Bondholders, until all Bond Service Charges are paid and thereafter for the benefit of the Credit Facility Issuer; provided, however, that any amounts which were deposited in the Redemption Premium Account of the Bond Fund for the purpose of causing such amounts to constitute Available Moneys and which remain after all of the outstanding Bonds shall be deemed paid and discharged under this Indenture, shall be retained by the Trustee and shall not be paid to or for the benefit of the Company, any Guarantor, any Affiliate of the Company or of any Guarantor or any Insider of any of them, which shall have no right to take or control such amounts. If the Bonds are then rated by a

Rating Service or Rating Services, no moneys in the Redemption Premium Account or the Defeasance Account may be used to pay Bond Service Charges on the Bonds until the Company delivers to such Rating Service or Rating Services an opinion of nationally recognized counsel experienced in bankruptcy matters to the effect that payments on the Bonds from such moneys will not constitute voidable preferences under the U.S. Bankruptcy Code in the event a petition in bankruptcy is subsequently filed by or against the Company or the Issuer.

                  The Trustee shall establish separate subaccounts within the Redemption Premium Account and the Defeasance Account for each deposit (including any investment income thereon) made into the Bond Fund so that the Trustee may at all times ascertain the date and source of deposit of the funds in such accounts and the Trustee shall assure moneys having different dates of deposit and held in separate subaccounts shall not be commingled.

                           (c)      Except as provided in Section 10.11,  moneys
in the Bond Fund shall be used solely for the payment of the principal or redemption price of the Bonds and interest on the Bonds from the following source or sources but only in the following order of priority:

                                    (i)      Available Moneys held in the Credit
         Facility Account, provided that, in no event, shall moneys held in the Credit Facility Account be used to pay any amount which may be due on Bonds held pursuant to Section 3.05;

                                    (ii)     Available Moneys held on deposit in
         the Redemption Premium Account;

                                    (iii)    any other  Available  Moneys in the
         Bond Fund; and

                                    (iv)     any other amounts  available in the
         Bond Fund.

                           (d)      To the extent moneys described under Section
5.01(c)(i) are not available in the Bond Fund to pay principal or redemption price of the Bonds and interest on the Bonds on any maturity date, Interest Payment Date, redemption date or Purchase Date (other than Bonds held pursuant to Section 3.05, except for interest payments on Bonds that were not held pursuant to Section 3.05 on the Record Date for such payment), the Trustee shall, on or before 11:00 a.m., Albany, New York time, on the Business Day prior to such due date, or 11:00 a.m. on such Purchase Date, draw upon or demand payment under the Credit Facility, if any, then held by the Trustee in a manner so as to provide immediately available funds by the close of business on such date in an amount necessary to make the required payments of the principal of and premium, if applicable and if payable from a draw on the Credit Facility, and interest on the Bonds on such maturity date, Interest Payment Date, redemption date or to purchase the Bonds tendered or deemed tendered on such Purchase Date. Upon receipt of such moneys from the Credit Facility Issuer, the Trustee shall (i)(a) deposit the amount representing a drawing on the Credit Facility for the payment of principal of and interest on the Bonds in the Credit Facility Account of the Bond Fund, and apply the same to the payment of such principal and interest due on the Bonds or, (b) use the proceeds of the draw to the pay the purchase price of the Bonds in accordance with Section 3.06 hereof, and (ii) pay, on behalf of the Company, but only from and to the extent of any amounts described in Section 5.01(c)(iii) and Section 5.01(c)(iv) then on deposit in the Bond Fund, any and all amounts then due and payable under the Reimbursement Agreement. Any payment made by the Trustee on behalf of the Company described in clause (ii) of the immediately preceding sentence shall be made by wire transfer of immediately available funds to the account of the Credit Facility Issuer on the date the Trustee receives moneys pursuant to a drawing upon the Credit Facility.

                  SECTION 5.02. REVENUES TO BE HELD FOR ALL BONDHOLDERS; CERTAIN EXCEPTIONS. Until applied as provided in this Indenture to the payment of Bonds or transferred to the Company pursuant to Section 16.02 or Section 5.06, Revenues shall be held by the Trustee in trust in the Bond Fund for the benefit of the owners of all Outstanding Bonds, except that (i) any portion of the Revenues representing principal or redemption price of any Bonds, and interest on any Bonds previously matured or called for redemption in accordance with
Article VIII of this Indenture, shall be held for the benefit of the owners of such Bonds only. Anything in this Indenture to the contrary notwithstanding, neither the Company, any Guarantor, any Affiliate of the Company or of any Guarantor, nor any Insider of any of the foregoing shall have any right to take, control or receive moneys from the Credit Facility Account, the Credit Facility, the Redemption Premium Account, the Remarketing Proceeds Account, the Defeasance Account, or in any subaccounts of any of the foregoing accounts or the moneys and Eligible Investments therein, which shall be held in trust by the Trustee first, for the sole benefit of the holders of the Bonds and then, to the extent that the holders of the Bonds are paid through draws under a Credit Facility, for the Credit Facility Issuer to the extent of such draws.

                  SECTION 5.03. INVESTMENT OF PROJECT FUND, INSURANCE AND CONDEMNATION FUND, BOND FUND AND REBATE FUND. Moneys in the Project Fund, Insurance and Condemnation Fund, Bond Fund (except moneys in the Credit Facility Account, Defeasance Account or Remarketing Proceeds Account) and the Rebate Fund shall be invested and reinvested by the Trustee in Eligible Investments, at the oral (confirmed in writing) or written direction of the Designated Representative. At no time shall any funds constituting gross proceeds of the Bonds be used in any manner to cause or result in a prohibited payment under applicable regulations pertaining to, or in any other fashion as would constitute failure of compliance with, Section 148 of the Code. Investments of moneys in the Bond Fund shall mature or be redeemable at the option of the Trustee at the times and in the amounts necessary to provide moneys to pay Bond Service Charges as they become due at stated maturity or by redemption. Each investment of moneys in the Rebate Fund shall mature or be redeemable at such time as may be necessary to make payments from the Rebate Fund.

                  Subject to any directions from the Designated Representative with respect thereto, from time to time, the Trustee may sell those investments and reinvest the proceeds therefrom in Eligible Investments maturing or redeemable as aforesaid. Any of those investments may be purchased from or sold to the Trustee, the Bond Registrar, an Authenticating Agent or a Paying Agent, or any bank, trust company or savings and loan association affiliated with any of the foregoing. The Trustee shall sell or redeem investments credited to the Bond Fund to produce sufficient moneys applicable hereunder to and at the times required for the purposes of paying Bond Service Charges when due as aforesaid, and shall do so without necessity for any order on behalf of the Issuer and without restriction by reason of any order. An investment made from moneys credited to the Project Fund, Insurance and Condemnation Fund, Bond Fund or the Rebate Fund shall constitute part of that respective Fund. The Project Fund, the Insurance and Condemnation Fund, the Bond Fund and the Rebate Fund shall be credited with all proceeds of sale and income from investment of moneys credited thereto. For purposes of this Indenture, those investments shall be valued at face amount or market value, whichever is less.

                  Moneys deposited in the Credit Facility Account in the Bond Fund shall be invested by the Trustee only in obligations described under clause
(i) of the definition of Eligible Investments. Proceeds received from the remarketing of the Bonds and deposited in the Remarketing Proceeds Account shall be invested by the Trustee only in obligations described under clause (i) or
(ii) of the definition of Eligible Investments (provided that if the Bonds are then rated by a Rating Service or Rating Services, obligations described under clause (ii) of such definition must be prerefunded or escrowed to maturity with obligations described in clause (i) of such definition and be rated "AAA" by Moody's Investors Service and/or "AAA" by Standard & Poor's Ratings Group, as applicable to the Rating Service or Rating Services then rating the Bonds). Such obligations shall be noncallable, and shall mature in 30 days or less and at the times and in the amounts necessary to make payments of Bond Service Charges on, or the purchase price of, Bonds when due or the aforesaid moneys shall be held uninvested in their respective accounts pending application pursuant to the terms of Article III or Section 5.04 hereof, as applicable, provided that the holding of such moneys uninvested will not cause the Bonds to be deemed "arbitrage bonds" within the meaning of Section 148 of the Code. Moneys deposited in the Defeasance Account in the Bond Fund shall be invested by the Trustee in accordance with Section 9.01 hereof.

                  SECTION 5.04. MONEYS TO BE HELD IN TRUST. Except where moneys have been deposited with or paid to the Trustee pursuant to an instrument restricting their application to particular Bonds, all moneys required or permitted to be deposited with or paid to the Trustee or any Paying Agent under any provision of this Indenture, the Agreement or the Credit Facility, and any investments thereof, shall be held by the Trustee or that Paying Agent in trust pursuant to the terms of this Indenture. Except for (i) moneys deposited with or paid to the Trustee or any Paying Agent for the redemption of Bonds, notice of the redemption of which shall have been duly given, (ii) moneys held by the Trustee pursuant to Section 3.03(b) hereof, and (iii) moneys in the Rebate Fund, all moneys described in the preceding sentence held by the Trustee or any Paying Agent shall be subject to the provisions hereof while so held.

                  SECTION 5.05. CREATION OF REBATE FUND. There is created by the Issuer and ordered maintained as a separate deposit account in the custody of the Trustee a fund to be designated "County of Saratoga Industrial Development Agency - Spurlock Adhesives, Inc. Project Rebate Fund." Any provision hereof to the contrary notwithstanding, amounts credited to the Rebate Fund shall be free and clear of any lien hereunder.

                  The Trustee shall cause to be calculated, within 30 days after the end of each 5th Bond Year for each series of Bonds and within 30 days after Conversion of the interest on the Bonds to the Taxable Weekly Rate and within 30 days after payment in full of all outstanding Bonds of each series, the Rebate Amount as of the end of that Bond Year or the date of such payment in full; provided, that the Trustee shall, at the expense of the Company, engage and furnish information to an independent certified public accounting firm or firm of attorneys or a recognized rebate calculation firm designated and approved by the Designated Representative and approved by the Trustee, to make such calculations on behalf of the Trustee and the Company. The Trustee shall notify the Company in writing of that amount and of the amount then on deposit in the applicable accounts in the Rebate Fund. If the amount then on deposit in the account in the Rebate Fund is in excess of the Rebate Amount (less the Rebate Amounts, if any, previously paid to the United States pursuant to this Section), the Trustee shall forthwith pay that excess amount to the Company. If the amount then on deposit in the applicable account in the Rebate Fund is less than the Rebate Amount (less the Rebate Amounts, if any, previously paid to the United States pursuant to this Section), the Company shall, within 5 days after receipt of the aforesaid notice from the Trustee, pay to the Trustee for deposit in the Rebate Fund an amount sufficient to cause the applicable account in the Rebate Fund to contain an amount equal to the Rebate Amount (less the Rebate Amounts, if any, previously paid to the United States pursuant to this Section). Within 45 days after the end of the 5th Bond Year and every 5th Bond Year thereafter, the Trustee, acting on behalf of the Issuer, shall pay to the United States in accordance with Section 148(f) of the Code from the moneys then on deposit in the applicable account in the Rebate Fund an amount equal to 90% (or such greater percentage not in excess of 100% as the Company may direct the Trustee to pay) of the Rebate Amount as of the end of such 5th Bond Year (less the Rebate Amounts, if any, previously paid to the United States pursuant to this Section). Within 60 days after the Conversion of the interest rate on the Bonds to the Taxable Weekly Rate or the payment in full of all outstanding Bonds of each series, the Trustee shall pay to the United States in accordance with
Section 148(f) of the Code from the moneys then on deposit in the applicable account in the Rebate Fund an amount equal to 100% of the Rebate Amount as of the date of such payment (less the Rebate Amounts, if any, previously paid to the United States pursuant to this Section). Any moneys remaining in the applicable account in the Rebate Fund following such payment shall be paid to the Company. All computations of Rebate Amounts pursuant to this Section and
Section 3.8 of the Agreement shall treat the amount or amounts, if any, previously paid to the United States pursuant to this Section and Section 3.8 of the Agreement as amounts on deposit in the Rebate Fund.

                  The Trustee shall obtain and keep such records of the computations made pursuant to this Section as are required under Section 148(f) of the Code.

                  If all the gross proceeds of the Bonds of any series, within the meaning of Section 148(f) of the Code (other than gross proceeds in a bona fide debt service fund within the meaning of Section 148 of the Code), are expended for the governmental purpose for which that series of Bonds was issued so as to meet the exceptions to the rebate requirements set forth in Section 148(f)(4)(B) of the Code (6-month exception) or in Treasury Regulations ss.1.148-7(d) (18-month exception) as further described in the Tax Compliance Agreement, the provisions of this Section 5.06 and Section 3.8 of the Agreement shall be deemed as met.

                  The procedures provided in this Section may be modified to the extent necessary to comply with relevant regulations, temporary regulations and proposed regulations under Section 148 of the Code, as determined in an opinion of nationally recognized bond counsel delivered to the Trustee; provided that the Trustee shall not be relieved of its obligation to calculate or cause to be calculated the Rebate Amount under Section 148 of the Code and to ensure that sufficient moneys to pay that amount are on deposit in the Rebate Fund.

                  SECTION 5.06. REPAYMENT TO THE COMPANY OR THE BANK FROM AMOUNTS REMAINING IN THE BOND FUND. Any amounts remaining in the Bond Fund (i) after all of the outstanding Bonds shall be deemed paid and discharged under the provisions of this Indenture, and (ii) after payment of all fees, charges and expenses of the Trustee, the Registrar and any Paying Agents or Authenticating Agents and of all other amounts required to be paid under this Indenture and the Agreement, shall be paid to the Bank and to the extent that those amounts are in excess of those necessary to effect the payment and discharge of the Company's obligations under the Reimbursement Agreement and any sum owing to the Bank under the other Financing Documents and otherwise shall be paid to the Company; provided, however, that notwithstanding any provision to the contrary in this Indenture or elsewhere, any moneys in the Credit Facility Account, the Defeasance Account, the Remarketing Proceeds Account or the Redemption Premium Account may not be paid to the Company; and provided, further, that any amounts which were deposited in the Redemption Premium Account of the Bond Fund for the purpose of causing such amounts to constitute Available Moneys and which remain after all of the Outstanding Bonds shall be deemed paid and discharged under this Indenture, shall be retained by the Trustee and shall not be paid to or for the benefit of the Company, who shall have no right to take or control such amounts.

                                   ARTICLE VI

                                CREDIT FACILITIES

                  SECTION 6.01. INITIAL LETTER OF CREDIT. The Letter of Credit shall provide for direct payments to or upon the order of the Trustee as hereinafter set forth and shall be the irrevocable obligation of the Bank to pay to or upon the order of the Trustee, upon request and in accordance with the terms thereof, up to (a) an amount equal to the principal amount of the Bonds
(i) to pay the principal of the Bonds when due whether at stated maturity, upon redemption or acceleration or (ii) to enable the Tender Agent to pay the purchase price or portion of the purchase price equal to the principal amount of Bonds purchased pursuant to Section 3.01 to the extent remarketing proceeds are not available for such purpose, plus (b) an amount equal to 110 days' interest accrued on the Bonds at a rate of ten percent (10%) per annum (i) to pay interest on the Bonds when due or (ii) to enable the Tender Agent to pay the portion of the purchase price of the Bonds purchased pursuant to Section 3.01 equal to the interest accrued, if any, on such Bonds to the extent remarketing proceeds are not available for such purpose.

                  The Letter of Credit shall terminate automatically on the earliest of (i) the payment by the Bank to the Trustee of the final drawing available to be made under the Letter of Credit; (ii) receipt by the Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and the Designated Representative of the Company stating that no Bonds remain Outstanding; (iii) receipt by the Bank of the Letter of Credit and a certificate signed by an officer of the Trustee and the Designated Representative stating that an Alternate Credit Facility in substitution for the Letter of Credit has been accepted by the Trustee and is in effect; or (iv) the stated expiration date of the Letter of Credit.

                  The Bank's obligation under the Letter of Credit will be reduced to the extent of any drawing thereunder. The Letter of Credit shall provide that, with respect to a drawing by the Trustee to pay interest on the Bonds on any Interest Payment Date or the portion of the purchase price of Bonds corresponding to interest on the Bonds, if the Trustee shall not have received from the Bank on or before the close of business on the 5th day after the date of such drawing a notice by telephonic facsimile (confirmed in writing by a certificate of the Bank) that the Letter of Credit will not be reinstated as of the date of such notice to an amount equal to 110 days' interest accrued on the Bonds at the rate of ten percent (10%) per annum, the Trustee's right to draw under the Letter of Credit with respect to the payment of interest on an Interest Payment Date shall be reinstated on and effective as of the 5th day after such drawing to an amount equal to 110 days' interest accrued on the Bonds at a rate of ten percent (10%) per annum. With respect to any drawing by the Trustee to pay a portion of the purchase price corresponding to principal of Bonds purchased pursuant to Section 3.01, the amount available under the Letter of Credit for payment of principal or purchase price of the Bonds due shall be reinstated in an amount equal to any such drawing but only to the extent that the Bank is reimbursed in accordance with the terms of the Reimbursement Agreement for the amounts so drawn. In no event will the Trustee be entitled to make drawings under the Letter of Credit for the payment of any amount due on any Bond held pursuant to Section 3.05, except for interest payments on Bonds that were not held pursuant to Section 3.05 on the Record Date for such payment. In calculating the amount to be drawn on the Letter of Credit for the purchase of the Bonds, the Trustee shall take into account only the remarketing proceeds, if any, deposited into the Remarketing Proceeds Account with respect to the remarketing of such Bonds on or before 10:00 a.m., Albany, New York time on the Purchase Date, including proceeds from the purchase of the Bonds by the Remarketing Agent or the Tender Agent for its own account but not including the remarketing of the Bonds to the Issuer or the Company.

                  The Letter of Credit shall provide that if, in accordance with the terms of the Indenture, the Bonds shall become immediately due and payable pursuant to any provision of the Indenture, the Trustee shall be entitled to draw on the Letter of Credit to the extent of the aggregate principal amount of the Bonds then Outstanding plus, to the extent available under the Letter of Credit, an amount sufficient to pay interest on all Outstanding Bonds, less amounts for which the Letter of Credit shall not have been reinstated.

                  SECTION 6.02. EXPIRATION. If at any time there shall cease to be any Bonds Outstanding hereunder, the Trustee shall promptly surrender the current Credit Facility to the Credit Facility Issuer for cancellation. The Trustee shall comply with the procedures set forth in the Credit Facility relating to the termination thereof.

                  SECTION 6.03. ALTERNATE CREDIT FACILITIES. The Company may, at their option, provide for the delivery to the Trustee of an Alternate Credit Facility which, if the Interest Rate Mode is the Long-Term Rate, shall be a Qualified Alternate Credit Facility. Such Alternate Credit Facility shall have a term of not less than 1 year and set forth a maximum interest rate on the Bonds with respect to which drawings may be made. The Company shall give the Trustee an irrevocable written notice of their intention to replace the then current Credit Facility with an Alternate Credit Facility prior to the stated expiration date of the then current Credit Facility at least 35 days before the Interest Payment Date preceding (by at least 15 calendar days) the date of delivery of such Alternate Credit Facility stated in such notice. On or before the date of delivery of an Alternate Credit Facility to the Trustee, the Company shall provide the Trustee with (a) an opinion of Counsel stating that the delivery of such Alternate Credit Facility to the Trustee is authorized under this Indenture and complies with the terms hereof, (b) an opinion of counsel to the issuer or provider of such Alternate Credit Facility stating that such Credit Facility is a legal, valid, binding and enforceable obligation of such issuer or obligor in accordance with its terms, and (c) if the stated amount of the Alternate Credit Facility is increased over that of the Credit Facility being replaced, an opinion of Counsel stating that payments of principal and interest on the Bonds from funds drawn on such Credit Facility will not constitute avoidable preferences with respect to the subsequent bankruptcy of the Issuer or the Company under the Bankruptcy Code.

                  The Trustee shall then accept such Alternate Credit Facility and surrender the previously held Credit Facility, if any, to the previous Credit Facility Issuer for cancellation promptly on or after the 5th Business Day after the Alternate Credit Facility becomes effective, but not earlier than the 5th Business Day following the last Interest Payment Date covered by the Credit Facility to be cancelled. Each Alternate Credit Facility shall have a term of not less than 1 year.

                  Unless all of the conditions of this Section 6.03 shall have been satisfied, and the expiring Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) shall have been replaced with an Alternate Credit Facility, which if the Interest Rate Mode is the Long-Term Rate, shall be a Qualifying Alternate Credit Facility, and if the Interest Rate Mode is the Weekly Rate, the Taxable Weekly Rate or the Semi-Annual Rate, shall be issued by the then current Credit Facility Issuer, at least 35 days before the Interest Payment Date immediately preceding (by at least 15 calendar days) the expiration date of the Credit Facility being replaced, the Trustee shall call the Bonds for purchase pursuant to Section 3.01(b) and Section 6.04. In any event, the Trustee shall not give notice of purchase of the Bonds on account of a failure to provide a Qualifying Alternate Credit Facility until the time specified in the preceding sentence for delivery of such Qualifying Alternate Credit Facility.

                  SECTION 6.04. NOTICES OF EXPIRATION AND/OR REPLACEMENT OF CREDIT FACILITY.

                           (a)      The Trustee shall notify the  Bondholders of
the expiration of the term of the Credit Facility (whether by expiration according to its terms or upon delivery of an Alternate Credit Facility) which will subject the Bonds to mandatory purchase in accordance with Section 3.01(b) by first class mail delivered to each Bondholder's registered address at least 30 days but not more than 60 days before any Purchase Date resulting from such expiration. The notice will state (i) that the Credit Facility is expiring according to its terms or will expire upon delivery of an Alternate Credit Facility, and (ii) the Purchase Date for the Bonds.

                           (b)      The Trustee shall notify  Bondholders of the
replacement of a Credit Facility with any Alternate Credit Facility by first class mail delivered to each Bondholder's registered address at least 30 days but not more than 60 days prior to the effective date of such replacement.

                                   ARTICLE VII

                         INVESTMENT OR DEPOSIT OF MONEYS

                  SECTION 7.01. DEPOSITS. All moneys received by the Trustee under this Indenture shall be deposited with the Trustee, until or unless invested or deposited as provided in Section 5.03. All deposits with the Trustee shall be secured as required by applicable law for such trust deposits. The Trustee may deposit such moneys with any other depository which is authorized to receive them and is subject to supervision by public banking authorities.

                                  ARTICLE VIII

                               REDEMPTION OF BONDS

                  SECTION 8.01. REDEMPTION DATES AND PRICES. The Bonds shall be subject to redemption prior to maturity in the amounts, at the times and in the manner provided in this Article VIII. Payments of the redemption price of any Bond shall be made in immediately available funds on the redemption date only upon the surrender to the Paying Agent of any Bond so redeemed.

                           (a)      Whenever  the  Interest  Rate  Mode  for the
Bonds is the Weekly Rate, the Taxable Weekly Rate or the Semi-Annual Rate, the Bonds shall be subject to redemption at the option of the Issuer, upon the direction of the Company, in whole on any date or in part on any Interest Payment Date, at a redemption price of 100% of the principal amount thereof.

                           (b)      Whenever  the  Interest  Rate  Mode  for the
Bonds is the Long-Term Rate, the Bonds shall be subject to redemption prior to the end of the then current Long-Term Rate Period at the option of the Issuer, upon the direction of the Company, at any time during the redemption periods and at the redemption prices set forth below, plus interest accrued to the redemption date (which redemption price and accrued interest shall be paid only from Available Moneys):


    Length of Current Long-                    Commencement of                      Redemption Price as
   Term Rate Period (Years)                   Redemption Period                   Percentage of Principal
   ------------------------                   -----------------                   -----------------------

More than 9 years                      5th anniversary of commencement          102%, declining by 1% on each
                                       of Long-Term Rate Period                 succeeding  anniversary of the
                                                                                first day of the redemption
                                                                                period until reaching 100% and
                                                                                thereafter 100%

More than 7, but not more               4th anniversary of commencement         of 101%,declining by 1% on each
than 9 years                            of Long-Term Rate Period                succeeding  anniversary of the
                                                                                first day of the redemption
                                                                                period until reaching 100% and
                                                                                thereafter 100%

More than 5, but not more               3rd anniversary of commencement         101%,declining by 1% on each
than 7 years                            of Long-Term Rate Period                succeeding  anniversary of the
                                                                                first day of the redemption
                                                                                period until reaching 100% and
                                                                                thereafter 100%


If, at the time of the Company's notice of Conversion of the Interest Rate Mode for the Bonds to the Long-Term Rate pursuant to Section 2.02(e), the Company provides a certification of the Remarketing Agent to the Trustee and the Issuer that the foregoing schedule is not consistent with prevailing market conditions, the foregoing redemption periods and redemption prices may be revised, effective as of the Conversion Date, as determined by the Remarketing Agent in its judgment, taking into account the then prevailing market conditions, as stipulated in such certification, which shall be appended by the Trustee to its counterpart of this Indenture.

                           (c)      Extraordinary  Redemption  Without  Premium.
The Bonds shall be subject to redemption prior to maturity (1) as a whole, without premium, as provided in Section 4.03 hereof, in the event of (a) a taking in Condemnation of, or failure of title to, all or substantially all of the Project Facility, (b) damage to or destruction of part or all of the Project Facility and (x) election by the Company to redeem the Bonds in accordance with
Section 7.1 of the Agreement or (y) election by the Bank to cause a redemption of the Bonds in accordance with Section 7.1 of the Agreement, or (c) a taking in Condemnation of part of the Project Facility and (x) election by the Company to redeem the Bonds in accordance with Section 7.2 of the Agreement or (y) election by the Bank to cause a redemption of the Bonds in accordance with Section 7.2 of the Agreement, or (2) in part, without premium, (a) as provided in Section 4.03 hereof, in the event that (i) excess moneys remain in the Insurance and Condemnation Fund following damage or condemnation of a portion of the Project Facility and completion of the repair, rebuilding or restoration of the Project Facility by the Company, and (ii) such moneys are not paid to the Company pursuant to Section 4.03 hereof, or (b) as provided in Section 4.02 hereof, in the event excess moneys remain in the Project Fund after the Completion Date. In any such event, the Bonds shall be redeemed, as a whole or in part, as the case may be, in the manner provided in this Article III, at such time as the Trustee determines, at a redemption price equal to the principal amount thereof, plus accrued interest to the redemption date, without premium.

                           (d)      Mandatory Redemption Upon a Determination of
Taxability. Prior to Conversion to the Taxable Weekly Rate and upon the occurrence of a Determination of Taxability, the Bonds are subject to mandatory redemption in whole from the proceeds of the Company paying advance installment purchase payments at a redemption price equal to one hundred percent (100%) of the outstanding principal amount thereof, plus interest accrued to the redemption date, at the earliest practicable date selected by the Trustee, after consultation with the Company, but in no event later than 90 days following the Trustee's being notified of or otherwise becoming aware of a Determination of Taxability.

                           (e)      Redemption  Premium.  Any premium payable on
redemption may be paid only from moneys satisfying the requirements of Section 5.01(c)(iii). The Company may call any Bonds for redemption pursuant to this subsection (e) which would require a payment of a premium only if the Trustee can draw under the Credit Facility and has in the Redemption Premium Account moneys that satisfy the requirements of Section 5.01(c)(iii), which together constitute an aggregate amount sufficient to pay such premium and the principal of and interest on the Bonds so called to the date of redemption.

                  SECTION 8.02. ISSUER DIRECTION OF OPTIONAL REDEMPTION. The Trustee shall call the Bonds for optional redemption when and only when it shall have been notified by the Issuer to do so, at the direction of the Company, or by written notice from the Company to the Trustee and the Bank on behalf of the Issuer. So long as a Credit Facility is then held by the Trustee, the Trustee shall only call Bonds for optional redemption if it has Available Moneys in the Redemption Premium Account of the Bond Fund or will receive Available Moneys from the proceeds of refunding bonds or from drawings under the Credit Facility, in the aggregate, sufficient to pay the redemption price of the Bonds to be called for redemption, plus accrued interest thereon. Notice of any optional redemption shall specify the principal amount of Bonds to be redeemed and the redemption date. The Issuer upon written request of the Company will give notice to the Trustee at least 5 days prior to the day on which the Trustee is required to give notice of such optional redemption to the Bondholders.

                  SECTION 8.03. SELECTION OF BONDS TO BE CALLED FOR REDEMPTION. Except as otherwise provided herein or in the Bonds, if less than all the Bonds are to be redeemed, the

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particular  Bonds to be called for  redemption  shall be  selected by any method determined by the Trustee to be fair and reasonable; provided, however, that in connection with any redemption of Bonds the Trustee shall first select for redemption any Bonds held pursuant to Section 3.05 prior to any selection by lot. The Trustee shall treat any Bond of a denomination greater than $5,000 as representing that number of separate Bonds each of the denomination of $5,000 as can be obtained by dividing the actual principal amount of such Bond by $5,000; provided that at any time, no $5,000 portion of a Bond shall be redeemed if it results in the unredeemed portion of the Bond being less than $100,000.

                  SECTION 8.04.  NOTICE OF REDEMPTION.

                           (a)      When  required  to  redeem  Bonds  under any
provision of this Article VIII, or when directed to do so by the Issuer upon written request or the Company on behalf of the Issuer, the Trustee shall cause notice of the redemption to be given by first class mail, postage prepaid, to all registered owners of Bonds to be redeemed at their registered addresses not more than 60 and not fewer than 30 days prior to the redemption date. Failure to mail any such notice or defect in the mailing thereof in respect of any Bond shall not affect the validity of the redemption of any other Bond. Notices of such redemptions shall also be mailed to the Remarketing Agent, the Tender Agent and the Credit Facility Issuer, if any, (and the Rating Service, if the Bonds are then rated by a Rating Service). Any such notice shall be given in the name of the Company, shall identify the Bonds to be redeemed (and, in the case of partial redemption of any Bonds, the respective principal amounts thereof to be redeemed), shall specify the redemption date and the redemption price and when any interest accrued to the redemption date will be payable, and shall state that on the redemption date the redemption price of the Bonds called for redemption will be payable at the principal corporate trust office of the Trustee and/or of one or more Paying Agents and from that date interest will cease to accrue. The Trustee shall at all reasonable times make available to any interested party complete information as to Bonds which have been redeemed or called for redemption.

                           (b)      If at the time of  mailing  of notice of any
optional redemption in connection with a refunding of the Bonds the Company shall not have deposited with the Trustee moneys sufficient to redeem all the Bonds called for redemption, such notice may state that it is conditional in that it is subject to the deposit of the proceeds of refunding notes with the Trustee not later than the redemption date, and such notice and such optional redemption shall be of no effect unless such moneys are so deposited.

                           (c)      Notice  of  any  redemption  hereunder  with
respect to Bonds held under a book entry system shall be given by the Registrar or the Trustee only to the Depository, or its nominee, as the holder of such Bonds. Selection of book entry interests in the Bonds called for redemption is the responsibility of the Depository and any failure of any Direct Participant, Indirect Participant or Beneficial Owner to receive such notice and its contents or effect will not affect the validity of such notice or any proceedings for the redemption of such Bonds.

                  SECTION 8.05. BONDS REDEEMED IN PART. Any Bond which is to be redeemed only in part shall be surrendered at a place stated for the surrender of Bonds called for redemption in the notice provided for in Section 8.04 (with due endorsement by, or a written instrument of transfer in form satisfactory to the Trustee duly executed by, the owner thereof or his attorney duly authorized in writing) and the Issuer shall execute and the Trustee shall authenticate and deliver to the owner of such Bond without service charge, a new Bond or Bonds, of any authorized denomination as requested by such owner in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Bond so surrendered, provided further that, if less than all of an outstanding Bond of one

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

maturity in a book entry system is to be called for redemption, the Trustee shall give notice to the Depository or the nominee of the Depository that is the holder of such Bond, and the selection of the beneficial interests in that Bond to be redeemed shall be at the sole discretion of the Depository and its participants.

                  SECTION 8.06. NO MANDATORY SINKING FUND REQUIREMENTS. The Bonds are not subject to mandatory redemption prior to stated maturity pursuant to any mandatory sinking fund requirements.



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                                   ARTICLE IX

                     COVENANTS AND AGREEMENTS OF THE ISSUER

                  SECTION 9.01. COVENANTS AND AGREEMENTS OF THE ISSUER. In addition to any other covenants and agreements of the Issuer contained in this Indenture or the Act, the Issuer further covenants and agrees with the Bondholders and the Trustee as follows:

                           (a)      Payment of Bond Service Charges. The Issuer,
subject to the provisions of Section 2.01 and 16.01 hereof, will pay all Bond Service Charges, or cause them to be paid, solely from the sources provided herein, on the dates, at the places and in the manner provided in this Indenture.

                           (b)      Revenues and  Assignment  of  Revenues.  The
Issuer will not assign the Revenues or create or authorize to be created any debt, lien or charge thereon, other than the assignment thereof under this Indenture.

                           (c)      Recordings  and  Filings.  The  Lien  on the
Project Facility created by the Mortgage shall be perfected by the recording by the Issuer, at the expense of the Company, of the Mortgage in the office of the County Clerk of Saratoga County, New York. The security interests of the Trustee created by the Indenture and the other Financing Documents and the security interests of the Issuer assigned to the Trustee shall be perfected by the filing by the Company, the Issuer and the Trustee in the office of the County Clerk of Saratoga County, New York and the office of the Secretary of State of the State of financing and continuation statements (which continuation statements the Trustee is hereby expressly authorized to sign) required to be filed pursuant to the Uniform Commercial Code of the State in order to perfect the security interests created herein and therein. Such financing statements and continuation statements shall be filed without the necessity of the signature of the Issuer or the Company as debtor from time to time by the Trustee, at the expense of the Company, as are required by law to preserve the Lien of the Indenture. The Trustee shall be entitled to receive, no less frequently than each five (5) year anniversary of the date of the issuance of the Bonds, an opinion of Counsel, addressed to the Trustee, stating that all such necessary recordings or filings have been completed.

                           (d)      Inspection  of  Project  Books.  All  books,
instruments and documents in the Issuer's possession relating to the Project and the Revenues shall be open to inspection at all times during the Issuer's regular business hours by any accountants or other agents of the Trustee or the Credit Facility Issuer which the Trustee or the Credit Facility Issuer may designate from time to time.

                           (e)      Register.  At  reasonable  times  and  under
reasonable regulations established by the Registrar, the Register may be inspected and copied by the Company, the Trustee, by Bondholders of 25% or more in principal amount of the Bonds then outstanding, or a designated representative thereof.

                           (f)      Rights and Enforcement of the Agreement. The
Trustee may enforce, in its name or in the name of the Issuer, all rights of the Issuer for and on behalf of the Bondholders, except for Unassigned Issuer's Rights, and may enforce all covenants, agreements and obligations of the Company under and pursuant to the Agreement, regardless of whether the Issuer is in default in the pursuit or enforcement of those rights, covenants, agreements or obligations. Subject to the provisions of Sections 9.03 and 16.01 hereof, the Issuer, however, will do all things and take all actions on its part necessary to comply with covenants, agreements, obligations, duties and responsibilities on its part to be observed or performed under the Agreement, and will take all actions within its authority to keep the Agreement in effect in accordance with the terms thereof.

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

                           (g)      Issuer  Not to  Adversely  Affect  Exclusion
From Gross Income of Interest on the Bonds. The Issuer covenants that it (i) will not take any action (or omit to take any action which the Trustee or the Company, together with Bond Counsel, advise the Issuer in writing to take) which action (or omission) would in any way adversely affect the exclusion from gross income for federal income tax purposes of interest on the Bonds.

                  SECTION 9.02. OBSERVANCE AND PERFORMANCE OF COVENANTS, AGREEMENTS, AUTHORITY AND ACTIONS. The Issuer will observe and perform faithfully at all times all covenants, agreements, authority, actions, undertakings, stipulations and provisions to be observed or performed on its part under the Agreement, this Indenture, the Act and the Bonds which are executed, authenticated and delivered under this Indenture.

                  The Issuer represents and warrants that

                                    (a)      It  is  duly   authorized   by  the
                  Constitution and laws of the State, including particularly and without limitation the Act, to issue the Bonds, to execute and deliver this Indenture and the Agreement and to provide the security for payment of the Bond Service Charges in the manner and to the extent set forth in this Indenture.

                                    (b)      All actions required on its part to
                  be performed for the issuance, sale and delivery of the Bonds and for the execution and delivery of this Indenture and the Agreement have been or will be taken duly and effectively.

                                    (c)      The   Bonds   will  be  valid   and
                  enforceable special obligations of the Issuer according to their terms.

                  SECTION 9.03. LIMITATION ON OBLIGATIONS OF THE ISSUER. Notwithstanding any provision of the Indenture to the contrary, the Issuer shall not be obligated to take any action or execute any instrument pursuant to any provision hereof, unless (A) it shall have been requested to do so in writing by the Trustee, the holders of not less than twenty-five percent (25%) in aggregate principal amount of the Bonds then Outstanding or the Company, and (B) if compliance with such request is reasonably expected to result in the incurrence by the Issuer (or any member, officer, agent [other than the Company], servant or employee of the Issuer) of any liability, fees, expenses or other costs, the Issuer shall have received from the Trustee, such holders or the Company, as the case may be, security or indemnity reasonably satisfactory to the Issuer for protection against such liability, however remote, and for the reimbursement of all such fees, expenses and other costs; provided, however, that no limitation on the obligations of the Issuer contained in this Section 9.03 by virtue of any lack of assurance provided in (B) hereof shall be deemed to prevent the occurrence and full force and effect of any Event of Default hereunder.

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


                                    ARTICLE X

                         EVENTS OF DEFAULT AND REMEDIES

                  SECTION  10.01.  EVENTS  OF  DEFAULT  DEFINED.   Each  of  the
following shall be an "Event of Default" hereunder:

                           (a)      Payment of the principal or redemption price
of any Bond is not made when it becomes due and payable at maturity or upon call for redemption; or

                           (b)      Payment of any  interest  on any Bond is not
made when it becomes due and payable; or

                           (c)      If no  Credit  Facility  is then held by the
Trustee, failure by the Issuer to observe and perform any covenant, condition or agreement on its part to be observed or performed hereunder, other than any such failure which results in an Event of Default under Section 10.01(a), (b) or (f) of this Indenture, for a period of 30 days after written notice of such failure requesting such failure to be remedied, given to the Issuer and the Company by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration, which notice may be given by the Trustee in its discretion and shall be given by the Trustee at the written request of the Bondholders of not less than 25 percent in aggregate principal amount of Bonds then outstanding; or

                           (d)      The Trustee  receives notice from the Credit
Facility Issuer, if any, of the Credit Facility then held by the Trustee that an Event of Default under the Reimbursement Agreement has occurred and is continuing and the Trustee is to accelerate the maturity of the Bonds; or

                           (e)      If a  Credit  Facility  is then  held by the
Trustee, receipt by the Trustee, on or before the close of business on the 5th day following a drawing under such Credit Facility to pay interest on the Bonds on an Interest Payment Date or the portion of the purchase price of Bonds corresponding to interest on the Bonds, of notice by telephone (promptly confirmed in writing) or facsimile from the Credit Facility Issuer that the interest component of the Credit Facility will not be reinstated as of the date of such notice to the amount required to be maintained pursuant to this Indenture; or

                           (f)      If payment of the purchase price of any Bond
required to be purchased pursuant to Section 3.01 is not made when such payment has become due and payable; or

                           (g)      If a  Credit  Facility  is then  held by the
Trustee, the Credit Facility Issuer fails to honor any proper drawing under the Credit Facility; or

                           (h)      If a  Credit  Facility  is then  held by the
Trustee, a decree or order of a court or agency or supervisory authority, having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling or assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Credit Facility Issuer or the Credit Facility Issuer shall have consented to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Credit Facility Issuer or of or relating to all or substantially all of its property and the lapse of 60 days during which an Alternate Credit Facility Issuer complying with the terms hereof has not been delivered to the Trustee; or

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

                           (i)      The occurrence  and  continuance of an Event
of Default as defined in Section 10.1 of the Agreement.

                  SECTION  10.02.  ACCELERATION  AND ANNULMENT  THEREOF.  If any
Event of Default under Section 10.01(d), Section 10.01(e) or 10.01(h) occurs, then the principal of all Bonds then Outstanding, together with interest accrued thereon to the date of acceleration (which date shall be within the period for which an interest drawing sufficient to pay the interest accrued on the Bonds to such date is available under the Credit Facility), shall become immediately due and payable at the place of payment provided therein without notice, declaration, or demand, anything in this Indenture or in the Bonds to the contrary notwithstanding. If any other Event of Default occurs and is continuing, the Trustee may, and upon request of the owners of 25% in principal amount of all Bonds then Outstanding shall, by notice in writing to the Issuer and the Company, declare the principal of all Bonds then Outstanding to be immediately due and payable; and upon such declaration the said principal, together with interest accrued thereon to the date of acceleration (which date shall be within the period for which principal and interest on the Bonds is covered by the amounts available under the Letter of Credit), shall become due and payable immediately at the place of payment provided therein, anything in the Indenture or in the Bonds to the contrary notwithstanding. Upon the occurrence of any acceleration hereunder, the Trustee shall immediately exercise such rights as it may have under (i) this Indenture to declare all payments hereunder and under the Bonds to be due and payable immediately and (ii) under the Agreement to declare all payments thereunder to be due and payable immediately, and to the extent it has not already done so, shall immediately draw upon the Credit Facility, if any, to the extent permitted by the terms thereof.

                  Immediately after any acceleration hereunder, the Trustee, to the extent it has not already done so, shall notify in writing the Issuer, the Company, the Credit Facility Issuer, the Tender Agent and the Remarketing Agent of the occurrence of such acceleration. Within 5 days of the occurrence of any acceleration hereunder, the Trustee shall notify by first class mail, postage prepaid, the owners of all Bonds Outstanding of the occurrence of such acceleration.

                  If, after the principal of the Bonds has become due and payable, all arrears of interest upon the Bonds are paid by the Company, and the Company also performs all other things in respect to which they may have been in default hereunder and pays the reasonable charges of the Trustee and the Bondholders, including reasonable attorneys' fees, then, and in every such case, the owners of a majority in principal amount of the Bonds then Outstanding, by notice to the Company and to the Trustee, may annul such acceleration and its consequences, and such annulment shall be binding upon the Trustee and upon all owners of Bonds issued hereunder; provided, however, that the Trustee shall not annul any declaration resulting from (i) an Event of Default specified in
Section 10.01(e), (ii) an Event of Default specified in Section 10.01(d) without the prior written consent of the Credit Facility Issuer or (iii) any Event of Default which has resulted in a drawing under the Credit Facility unless the Trustee has received written confirmation from the Credit Facility Issuer that the Credit Facility has been reinstated to an amount equal to the amount thereof prior to such drawing. No such annulment shall extend to or affect any subsequent default or impair any right or remedy consequent thereon. The Trustee shall forward a copy of any notice from Bondholders received by it pursuant to this paragraph to the Company and to the Credit Facility Issuer. Immediately upon such annulment, the Trustee shall cancel, by notice to the Issuer, the Company and to the Credit Facility Issuer, any demand for acceleration of payments hereunder and under the Bonds made by the Trustee pursuant to this
Section 10.02. The Trustee shall promptly give written notice of such annulment to the Issuer, the Company, the Credit Facility Issuer, the

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

Tender Agent, the Remarketing Agent, and, if notice of the acceleration of the Bonds shall have been given to the Bondholders, shall give notice thereof to the Bondholders.

                  SECTION 10.03. OTHER REMEDIES. If any Event of Default occurs and is continuing, the Trustee, before or after the principal of the Bonds becomes immediately due and payable, may enforce each and every right granted to it under this Indenture and under any supplements or amendments hereto or the Agreement. In exercising such rights, the Trustee shall take such action as, in the judgment of the Trustee applying the standards described in Section 11.06, would best serve the interests of the Bondholders.

                  As assignee of the Agreement (except for the Unassigned Issuer's Rights), the Trustee is empowered to enforce each remedy, right and power granted to the Issuer under the Agreement. In exercising any remedy, right or power thereunder or hereunder, the Trustee shall take any action which would best serve the interests of the Bondholders in the judgment of the Trustee.

                  Notwithstanding anything to the contrary herein, so long as the Letter of Credit is in effect and the Bank is making all required payments with respect to the Letter of Credit in accordance with the terms of the Letter of Credit, the Trustee shall not exercise any remedies under this Article X and the Trustee shall not, without the prior written consent of the Bank, take any actions which the Trustee is required or entitled to take under this Article X unless and until the Trustee shall have accelerated the Bonds and drawn upon the Letter of Credit in accordance with Section 10.02 hereof and the Bank shall have defaulted in the performance of its obligations under the Letter of Credit, in which case the Bank shall have no authority to exercise any further rights hereunder unless and until said default shall have been cured by the Bank to the reasonable satisfaction of the Trustee.

                  In the event of a default by the Bank in the performance of its obligations under the Letter of Credit, notwithstanding the provisions of the above subparagraph, the Bank shall have no authority to exercise any further rights hereunder, unless and until said default shall have been cured by the Bank to the reasonable satisfaction of the Trustee.

                  SECTION 10.04. LEGAL PROCEEDINGS BY TRUSTEE. If any Event of Default has occurred and is continuing, the Trustee in its discretion may, and upon the written request of the owners of 25% in principal amount of all Bonds then Outstanding and receipt of indemnity to its satisfaction shall, in its own name:

                  A. By mandamus, or other suit, action or proceeding at law or in equity, enforce all rights of the Bondholders;

                  B. Bring suit upon the Bonds or the Credit Facility, if any;

                  C. By action or suit in equity require the Company to account as if it were the trustee of an express trust for the Bondholders; and

                  D. By action or suit in equity enjoin any acts or things which may be unlawful or in violation of the rights of the Bondholders.

                  SECTION 10.05.  DISCONTINUANCE  OF PROCEEDINGS BY TRUSTEE.  If
any proceeding commenced by the Trustee on account of any default is discontinued or is determined adversely to the Trustee, then the Company, the Credit Facility Issuer, if any, the Trustee and the

Bondholders shall be restored to their former positions and rights hereunder as though no such proceedings had been commenced.

                  SECTION 10.06. BONDHOLDERS MAY DIRECT PROCEEDINGS. Subject to the provisions of Section 10.03 hereof, the owners of a majority in principal amount of the Bonds Outstanding shall have the right, after furnishing indemnity satisfactory to the Trustee, to direct the method and place of conducting all remedial proceedings by the Trustee hereunder, provided that such direction shall not be in conflict with any rule of law or with this Indenture or unduly prejudice the rights of minority Bondholders.

                  SECTION 10.07. LIMITATIONS ON ACTIONS BY BONDHOLDERS. No Bondholder shall have any right to bring suit on the Credit Facility. No Bondholder shall have any right to pursue any other remedy hereunder unless:

                           (a)      the  Trustee  shall have been given  written
notice of an Event of Default,

                           (b)      the  owners  of at  least  25% in  principal
amount of all Bonds then Outstanding shall have requested the Trustee, in writing, to exercise the powers hereinabove granted or to pursue such remedy in its or their name or names,

                           (c)      the   Trustee   shall   have  been   offered
indemnity satisfactory to it against costs, expenses and liabilities, except that no offer of indemnification shall be required for a declaration of acceleration under Section 10.02 or for a drawing under the Credit Facility, if any, and

                           (d)      the Trustee shall have failed to comply with
such request within a reasonable time.

                  SECTION 10.08. TRUSTEE MAY ENFORCE RIGHTS WITHOUT POSSESSION OF BONDS. All rights under the Indenture and the Bonds may be enforced by the Trustee without the possession of any Bonds or the production thereof at the trial or other proceedings relative thereto, and any proceeding instituted by the Trustee shall be brought in its name for the ratable benefit of the owners of the Bonds.

                  SECTION 10.09. REMEDIES NOT EXCLUSIVE. No remedy herein conferred is intended to be exclusive of any other remedy or remedies, and each remedy is in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                  SECTION 10.10. DELAYS AND OMISSIONS NOT TO IMPAIR RIGHTS. No delays or omission in respect of exercising any right or power accruing upon any default shall impair such right or power or be a waiver of such default, and every remedy given by this Article X may be exercised from time to time and as often as may as deemed expedient.

                  SECTION 10.11. APPLICATION OF MONEYS IN EVENT OF DEFAULT. Any moneys received by the Trustee under this Article X shall be applied in the following order; provided that any moneys received by the Trustee from a drawing on the Credit Facility shall be applied to the extent permitted by the terms thereof only as provided in (B) below with respect to the principal of, and interest accrued on, Bonds other than Bonds held by the Company after purchase thereof pursuant to Section 3.04(a)(iii) and other than Bonds held pursuant to
Section 3.05:

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                  A.       To  the  payment  of  the  reasonable  costs  of  the
Trustee, including counsel fees, any disbursements of the Trustee; and

                  B. To the payment of principal or redemption price (as the case may be) and interest then owing on the Bonds, and in case such moneys shall be insufficient to pay the same in full, then to the payment of principal or redemption price and interest ratably, without preference or priority of one over another or of any installment of interest over any other installment of interest;

                  C. To the reimbursement of the Credit Facility Issuer for unreimbursed draws under the Credit Facility; and

                  D. To the payment of reasonable costs and expenses of the Credit Facility Issuer, including counsel fees, incurred in connection with the Event of Default.

                  The  surplus,  if any,  shall  be paid to the  Company  or the
person  lawfully   entitled  to  receive  the  same  as  a  court  of  competent jurisdiction may direct.

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                                   ARTICLE XI

                                   THE TRUSTEE

                  SECTION 11.01. ACCEPTANCE OF TRUST. The Trustee accepts and agrees to execute the trusts hereby created, but only upon the additional terms set forth in this Article, to all of which the parties hereto and the Bondholders agree.

                  SECTION 11.02. NO RESPONSIBILITY FOR RECITALS, ETC. The recitals, statements and representations in the Indenture or in the Bonds, save only the Trustee's Certificate of Authentication upon the Bonds, have been made by the Issuer and not by the Trustee; and the Trustee shall be under no responsibility for the correctness thereof, or for the validity, priority, recording or re-recording, filing or re-filing of this Indenture, the Agreement or the Reimbursement Agreement or any financing statements, amendments thereto or continuation statements, or for insuring the Project or collecting any insurance moneys, or for the validity of the execution by the Issuer of this Indenture or of any supplements thereto or instruments of further assurance, or for the validity or sufficiency of the security afforded by this Indenture or the Bonds issued hereunder or intended to be secured hereby, or as to the maintenance of the security hereof. The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Issuer hereunder or under the Reimbursement Agreement, except as expressly provided herein or in the Reimbursement Agreement. Except as otherwise expressly provided herein or in the Agreement, the Trustee shall have no obligation to perform any of the duties of the Issuer under the Agreement.

                  The Trustee shall not be accountable for the application of the proceeds of any Bonds authenticated or delivered hereunder which has been made by or on behalf of the Issuer or the Company.

                  The permissive right of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

                  Unless otherwise provided herein, all moneys received by the Trustee under this Indenture shall be held in trust for the purposes for which those moneys were received, until those moneys are used, applied or invested as provided herein; provided, that those moneys (other than such moneys as are required by the terms hereof to be deposited into the Credit Facility Account, Redemption Premium Account or Defeasance Account in the Bond Fund and proceeds received from the remarketing of the Bonds) need not be segregated from other moneys, except to the extent required by this Indenture or by law. The Trustee shall not have any liability for interest on any moneys received hereunder, except to the extent expressly provided herein or agreed with the Issuer or the Company.

                  SECTION 11.03. TRUSTEE MAY ACT THROUGH AGENTS; ANSWERABLE ONLY FOR WILLFUL MISCONDUCT OR NEGLIGENCE. The Trustee may exercise any powers hereunder and perform any duties required of it through attorneys, agents, officers or employees, and shall be entitled to advice of Counsel concerning all questions hereunder. The Trustee shall not be answerable for the default or misconduct of any attorney or agent selected by it with reasonable care. Except as otherwise provided herein, the Trustee shall not be answerable for the exercise of any discretion or power under the Indenture nor for anything whatsoever in connection with the trust hereunder, except only its own willful misconduct or negligence.

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                  SECTION 11.04.  COMPENSATION  AND  INDEMNITY.  (a) The Company
shall pay the Trustee reasonable compensation for its services hereunder, and also all its reasonable expenses and disbursements, including the reasonable fees and out-of-pocket expenses of counsel for the Trustee, as provided in the Agreement. If the Company shall have failed to make any such payment, the Trustee shall have, in addition to any other rights hereunder, a claim, prior to the Bondholders, for the payment of its compensation and indemnification and the reimbursement of its expenses and any advances made by it upon the moneys and obligations in the Bond Fund, except for (i) moneys or obligations held by the Trustee for the payment of particular Bonds or (ii) the proceeds of any drawing under the Credit Facility or (iii) moneys held in the Remarketing Proceeds Account of the Bond Fund or in the Rebate Fund.

                           (b)      The Company  agrees to indemnify the Trustee
for and to hold the Trustee harmless against all liabilities, claims, costs, losses and expenses incurred without negligence or bad faith on the part of the Trustee on account of any action taken or omitted to be taken by the Trustee in accordance with the terms of this Indenture or the Bonds, or at the request of or with the consent of the Company, including, without limitation, the costs and expenses of the Trustee in defending itself against any action, claim or proceeding in connection with any of the foregoing.

                  SECTION 11.05. NOTICE OF DEFAULT; RIGHT TO INVESTIGATE. The Trustee shall, within 10 days after the occurrence of an Event of Default, give written notice by first class mail to registered owners of Bonds and to the Issuer and the Company of all Defaults known to the Trustee, unless such Defaults have been remedied; provided that in the case of a Default under
Section 10.01, the Trustee may withhold such notice so long as it in good faith determines that such withholding is in the interest of the Bondholders. The Trustee shall not be deemed to have notice of any Default under Section 10.01 (other than payment Defaults) unless notified in writing of such Default by the owners of at least 25% in principal amount of all Bonds than Outstanding. The Trustee may, however, at any time require of the Issuer, subject to the provisions of Section 9.03 hereof, or the Company on behalf of the Issuer, full information as to the performance of any covenant hereunder; and, if information satisfactory to it is not forthcoming, the Trustee may make or cause to be made, at the expense of the Company, an investigation into the affairs of the Company related to this Indenture.

                  SECTION 11.06. OBLIGATION TO ACT. Except during the continuance of an Event of Default, the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee. If any Event of Default shall have occurred and be continuing, the Trustee shall exercise such of the rights and remedies vested in it by this Indenture and shall use the same degree of care in their exercise as a prudent person would exercise or use in the circumstances in the conduct of his own affairs. The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture (other than the Trustee's obligation to draw under a Credit Facility, make payments when due to Bondholders from funds available under this Indenture and accelerate the Bonds when required by
Article X of this Indenture) unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred in compliance with such request or direction.

                  SECTION 11.07. RELIANCE. The Trustee may act on any requisition, resolution, notice, telegram, request, consent, waiver, certificate, statement, affidavit, voucher, note, or other paper or document which it in good faith believes to be genuine and to have been passed or signed by the proper persons or to have been prepared and furnished pursuant to any of the provisions of the Indenture, including without limitation, any direction of the Tender Agent or the Remarketing Agent to draw on the

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

Credit  Facility;   and  the  Trustee  shall  be  under  no  duty  to  make  any investigation as to any statement contained in any such instrument, but may accept the same as conclusive evidence of the accuracy of such statement.

                  SECTION 11.08. TRUSTEE MAY DEAL IN BONDS. The Trustee may in good faith buy, sell, own, hold and deal in any of the Bonds and may join in any action which any Bondholders may be entitled to take with like effect as if the Trustee were not a party to this Indenture. The Trustee may also engage in or be interested in any financial or other transaction with the Company; provided that if the Trustee determines that any such relation is in conflict with its duties under this Indenture, it shall eliminate the conflict or resign as Trustee.

                  SECTION 11.09. CONSTRUCTION OF AMBIGUOUS PROVISIONS. The Trustee may construe any ambiguous or inconsistent provisions of the Indenture, and any construction by the Trustee shall be binding upon the Bondholders.

                  SECTION 11.10. RESIGNATION OF TRUSTEE. The Trustee may resign and be discharged of the trusts created by the Indenture by written resignation filed with the Issuer and the Company not fewer than 30 days before the date when it is to take effect; provided notice of such resignation is mailed to the owners of the Bonds not fewer than three weeks prior to the date when the resignation is to take effect. Such resignation shall take effect only upon the appointment of a successor trustee.

                  SECTION 11.11. REMOVAL OF TRUSTEE. Any Trustee hereunder may be removed at any time by an instrument appointing a successor to the Trustee so removed, executed by the owners of a majority in principal amount of the Bonds then Outstanding and filed with the Trustee, the Company and the Issuer.

                  The Trustee may also be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provision of this Indenture with respect to the duties and obligations of the Trustee by any court of competent jurisdiction upon the application of the Issuer or the owners of not less than 20 percent in aggregate principal amount of the Bonds Outstanding.

                  No removal shall take effect until a successor Trustee has been appointed pursuant to Section 11.12 hereof.

                  SECTION 11.12. APPOINTMENT OF SUCCESSOR TRUSTEE. If the Trustee or any successor trustee resigns or is removed or dissolved, or if its property or business is taken under the control of any state or federal court or administrative body, a vacancy shall forthwith exist in the office of the Trustee, and the Company on behalf of the Issuer, with the consent of the Credit Facility Issuer, which consent shall not be unreasonably withheld, shall appoint a successor and shall mail notice of such appointment to registered owners of the Bonds. If the Company fails to make such appointment promptly, the owners of a majority in principal amount of the Bonds then Outstanding may do so.

                  If no appointment of a successor Trustee shall be made pursuant to the foregoing provisions of this Section 11.12, the Holder of any Bond outstanding hereunder or any retiring Trustee may apply to any court of competent jurisdiction to appoint a successor Trustee. Such court may thereupon, after such notice, if any as such court may deem proper and prescribe, appoint a successor Trustee.

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

                  SECTION 11.13. QUALIFICATION OF SUCCESSOR. A successor trustee shall be a national banking association with trust powers or a bank and trust company or a trust company having capital and surplus of at least $20,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States, and State or Territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000), if there be one able and willing to accept the trust on reasonable and customary terms.

                  SECTION 11.14. INSTRUMENTS OF SUCCESSION. Any successor trustee shall execute, acknowledge and deliver to the Issuer an instrument accepting such appointment hereunder; and thereupon such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessor in the trust hereunder, with like effect as if originally named Trustee herein. The Trustee ceasing to act hereunder shall pay over to the successor trustee all moneys held by it hereunder; and, upon request of the successor trustee, the Trustee ceasing to act and the Issuer shall execute and deliver an instrument transferring to the successor trustee all the estates, properties, rights, powers and trusts hereunder of the Trustee ceasing to act.

                  SECTION 11.15. MERGER OF TRUSTEE. Any corporation into which any Trustee hereunder may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which any Trustee hereunder shall be a party, shall be the successor trustee under the Indenture, without the execution or filing of any paper or any further act on the part of the parties hereto, anything herein to the contrary notwithstanding.

                  SECTION 11.16. TRUSTEE NOT REQUIRED TO EXPEND OR RISK OWN FUNDS. No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  SECTION 11.17. CONFLICT OF INTEREST PROVISIONS. The Trustee shall comply with the provisions contained in Section 127 of the New York Real Property Law to the extent to which that Section applies by its terms. In addition and notwithstanding anything to the contrary set forth herein or in any other Financing Document and to the extent required by law, the provisions of Sections 126 and 130-k of the New York Real Property Law (as amended from time to time and including any successor statutes thereto) are hereby incorporated by reference herein with the same force and effect as if the same were set forth in full herein. To the extent of any conflict between the provisions of said Real Property Law and the provisions of the Indenture or of any other Financing Document, the provisions of said Real Property Law shall govern.



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                                   ARTICLE XII

                   THE REMARKETING AGENT AND THE TENDER AGENT

                  SECTION 12.01.  THE REMARKETING AGENT.

                           (a)      The Issuer hereby appoints  KeyBank National
Association as Remarketing Agent under this Indenture. The Company on behalf of the Issuer may appoint a different Remarketing Agent. Each Remarketing Agent, by written instrument delivered to the Trustee and the Issuer, shall accept the duties and obligations imposed on it under this Indenture and shall become a party to the Remarketing Agreement.

                           (b)      In addition to the other obligations imposed
on the Remarketing Agent hereunder, the Remarketing Agent shall agree to keep such books and records as shall be consistent with prudent industry practice and make such books and records available for inspection by the Issuer and the Trustee at all reasonable times.

                           (c)      If at any time a Remarketing Agent is unable
or unwilling to act as a Remarketing Agent, such Remarketing Agent, upon 60 days' prior written notice to the Issuer, the Trustee, the Tender Agent, and any other Remarketing Agent, may resign. Any Remarketing Agent may be removed at any time by the Company on behalf of the Issuer, by written notice signed by the Issuer and delivered to the Trustee and such Remarketing Agent. Upon resignation or removal of a Remarketing Agent, the Company on behalf of the Issuer shall either appoint a successor Remarketing Agent or authorize the remaining Remarketing Agent or Agents to act alone in such capacity, in which case all reference in this Indenture to the Remarketing Agent shall mean the remaining Remarketing Agent or Agents. If the remaining Remarketing Agent resigns or is removed, the Company on behalf of the Issuer shall appoint a substitute Remarketing Agent or Agents.

                           (d)      In the event  that the  Company on behalf of
the Issuer shall fail to appoint a successor Remarketing Agent or Agents, upon the resignation or removal of the remaining Remarketing Agents or upon their dissolution, insolvency or bankruptcy, the Trustee may either appoint a Remarketing Agent or Agents or itself act as Remarketing Agent until the appointment of a successor Remarketing Agent or Agents in accordance with this
Section 12.01; provided, however, that the Trustee, in its capacity as Remarketing Agent, shall not be required to sell Bonds.

                  SECTION 12.02.  THE TENDER AGENT.

                           (a)      The Tender  Agent shall be Star Bank,  N.A.,
having its Principal Office at Cincinnati, Ohio. The Company on behalf of the Issuer shall appoint any successor Tender Agent for the Bonds, as necessary, subject to the conditions set forth in Section 12.02(b) hereof. Any successor Tender Agent shall designate its Principal Office and signify its acceptance of the duties and obligations imposed upon it hereunder by a written instrument of acceptance delivered to the Trustee, the Issuer and the Credit Facility Issuer in which the Tender Agent will agree, particularly:

                                    (i)      to hold all Bonds  delivered  to it
         pursuant to Section 3.01 hereof, as agent and bailee of, and in escrow for the benefit of, the respective owners thereof until moneys representing the purchase price of such Bonds shall have been delivered to or for the account of or to the order of such owners;

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

                           (ii) to hold all moneys (without investment thereof) delivered to it hereunder for the purchase of Bonds pursuant to Section 3.01 hereof as agent and bailee of, and in escrow for the benefit of, the person or entity which shall have so delivered such moneys until the Bonds purchased with such moneys shall have been delivered to or for the account of such person or entity;

                           (iii) to hold Bonds for the account of the Issuer as contemplated by Section 3.04(a)(iii) hereof;

                           (iv)     to hold Bonds purchased  pursuant to Section
         3.01 with moneys representing the proceeds of a drawing under the Credit Facility to be held pursuant to Section 3.05 as agent and bailee; and

                           (v) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Trustee and the Issuer at all reasonable times.

                  (b) The Tender Agent shall be a corporation duly organized under the laws of the United States of America or any state or territory thereof, and, if the Bonds are rated by Moody's and, if not a bank or trust company, rated at least Baa3/P3 or otherwise qualified by Moody's, having a combined capital and surplus of at least $20,000,000 (or a combined capital and surplus in excess of $5,000,000 and the obligations of which, whether now in existence or hereafter incurred, are fully guaranteed by a corporation organized and doing business under the laws of the United States, and State or Territory thereof or of the District of Columbia, that has a combined capital and surplus of at least $50,000,000) and authorized by law to perform all the duties imposed upon it by this Indenture. The Tender Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 60 days' notice to the Trustee, the Issuer, the Credit Facility Issuer and the Remarketing Agent. In the event that the Company on behalf of the Issuer shall fail to appoint a successor Tender Agent, upon the resignation or removal of the Tender Agent, the Trustee shall either appoint a Tender Agent or itself act as Tender Agent until the appointment of a successor Tender Agent. The Tender Agent may be removed at any time by an instrument signed by the Company on behalf of the Issuer, filed with the Trustee, the Remarketing Agent and the Credit Facility Issuer, if any.

                  In the event of the resignation or removal of the Tender Agent, the Tender Agent shall deliver any Bonds and moneys held by it in such capacity to its successor or, if there is no successor, to the Trustee.

                  SECTION 12.03. NOTICES. The Trustee shall, within 10 days of receipt of written notice of the resignation or removal of the Remarketing Agent or the Tender Agent or the appointment of successor Remarketing Agent or Tender Agent, give notice thereof by first class mail, postage prepaid, to the owners of the Bonds.



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                                  ARTICLE XIII

                   ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP

                  SECTION 13.01. ACTS OF BONDHOLDERS; EVIDENCE OF OWNERSHIP. Any action to be taken by Bondholders may be evidenced by one or more concurrent written instruments of similar tenor signed or executed by such Bondholders in person or by agent appointed in writing. The fact and date of the execution by any person of any such instrument may be proved by acknowledgment before a notary public or other officer empowered to take acknowledgments or by an affidavit of a witness to such execution. Where such execution is by an officer of a corporation or a member of a partnership, on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient. The ownership of the Bonds shall be proved by the Bond Register. Any action by the owner of any Bond shall bind all future owners of the same Bond in respect of anything done or suffered by the Issuer or the Trustee in pursuance thereof.

                                   ARTICLE XIV

                           AMENDMENTS AND SUPPLEMENTS

                  SECTION 14.01. AMENDMENTS AND SUPPLEMENTS WITHOUT BONDHOLDERS' CONSENT. This Indenture may be amended or supplemented at any time and from time to time, without the consent of the Bondholders, but with the consent of the Credit Facility Issuer, if any, which consent shall not be withheld unreasonably, by a supplemental indenture authorized by a resolution of the Issuer, executed by the Issuer and the Trustee and filed with the Trustee, for one or more of the following purposes:

                           (a)      to add additional covenants of the Issuer or
to surrender any right or power herein conferred upon the Issuer;

                           (b)      for any  purpose not  inconsistent  with the
terms of this Indenture or to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture which shall not, in the opinion of the Trustee, materially adversely affect the interests of the owners of the Bonds;

                           (c)      to  permit  the  Bonds  to be  converted  to
certificateless securities or securities represented by a master certificate held in trust, ownership of which, in either case, is evidenced by book entries on the books of the Bond Registrar, for any period of time;

                           (d)      to permit the  appointment  of a  co-trustee
under this Indenture;

                           (e)      to    authorize     different     authorized
denominations of the Bonds and to make correlative amendments and modifications to this Indenture regarding exchangeability of Bonds of different authorized denominations, redemptions of portions of Bonds of particular authorized denominations and similar amendments and modifications of a technical nature;

                           (f)      to modify,  alter,  supplement or amend this
Indenture in such manner as shall permit the qualification hereof under the Trust Indenture Act of 1939, as from time to time amended;

                           (g)      to modify,  alter,  amend or supplement this
Indenture in any other respect which is not materially adverse to the Bondholders; or

                           (h)      To make amendments to the provisions  hereof
relating to arbitrage matters under Section 148 of the Code, if, in the opinion of nationally recognized bond counsel selected by the Company and approved by the Trustee, those amendments would not cause the interest on the Bonds outstanding to be included in gross income of the Bondholders for federal income tax purposes which amendments may, among other things, change the responsibility for making the relevant calculations.

                  The Company shall pay to the Trustee the reasonable fees of any attorneys or counsel retained by the Trustee for the purposes of researching and rendering the opinion described in (b) above.

                  Before the Issuer and the Trustee shall enter into any supplemental indenture pursuant to this Section 14.01, there shall have been delivered to the Trustee an opinion of Counsel stating that such supplemental indenture is authorized under this Indenture, and that such supplemental indenture will, upon the execution and delivery thereof, be valid and binding upon the Issuer in accordance with its terms.

                  SECTION 14.02. AMENDMENTS WITH BONDHOLDERS' AND CREDIT FACILITY ISSUER'S CONSENT. This Indenture may be amended from time to time, except with respect to (1) the principal, redemption price, purchase price, interest payable upon any Bonds, (2) the Interest Payment Dates, the dates of maturity or the redemption or purchase provisions of any Bonds, and (3) this
Article XIV, by a supplemental indenture consented to by the Credit Facility Issuer and by the Issuer and approved by the owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken. This Indenture may be amended with respect to the matters enumerated in clauses (l) through (3) of the preceding sentence with the unanimous consent of all Bondholders, the Credit Facility Issuer and the Issuer.

                  SECTION 14.03. AMENDMENT OF CREDIT FACILITY. The Trustee shall notify Bondholders of a proposed amendment of the Credit Facility which would materially adversely affect the interests of the Bondholders and may consent thereto with the consent of the owners of at least a majority in aggregate principal amount of the Bonds then Outstanding which would be affected by the action proposed to be taken; provided, that the Trustee shall not, while the Interest Rate Mode is the Long-Term Rate, without the unanimous consent of the owners of all Bonds then Outstanding, consent to any amendment which would (1) decrease the amount payable under the Credit Facility or (2) reduce the term of the Credit Facility.

                  SECTION 14.04. TRUSTEE AUTHORIZED TO JOIN IN AMENDMENTS AND SUPPLEMENTS; RELIANCE ON COUNSEL. The Trustee is authorized to join with the Issuer in the execution and delivery of any supplemental indenture or amendment permitted by this Article XIV and in so doing shall be fully protected by an opinion of Counsel that such supplemental indenture or amendment is so permitted and has been duly authorized by the Issuer and that all things necessary to make it a valid and binding agreement have been done; provided that certain amendments may, by agreement between the Trustee and the Credit Facility Issuer, require the prior consent of the Credit Facility Issuer.

                  SECTION 14.05. AMENDMENTS NOT REQUIRING CONSENT OF BONDHOLDERS. Without the consent of or notice to the Bondholders, the Issuer and the Trustee may, with the written consent of the Credit Facility Issuer (which shall be required only if there exists no wrongful dishonor of any drawing presented under the Credit Facility or Alternate Credit Facility then in effect), consent to any amendment, change or modification of the Agreement as may be required (i) by the provisions of the Agreement or this Indenture, (ii) for the purpose of curing any ambiguity, inconsistency or formal defect or omission in the Agreement, (iii) in connection with an amendment or to effect any purpose for which there could be an amendment of this Indenture pursuant to
Section 14.01 hereof, or (v) in connection with any other change therein which is not to the material prejudice of the Trustee or the Bondholders of the Bonds, in the judgment of the Trustee.

                  SECTION 14.06. AMENDMENT REQUIRING CONSENT OF BONDHOLDERS. Except for the amendments, changes or modifications contemplated in Section
14.05 hereof, neither the Issuer nor the Trustee shall consent to

                           (a)      any amendment, change or modification of the
Agreement which would change the amount or time as of which installment purchase payments are required to be paid, without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt of the written consent thereto of the Credit Facility Issuer (which shall be required only if there exists no wrongful dishonor of any drawing presented under the Credit Facility or Alternate Credit Facility then in effect) and the Bondholders of all of the then outstanding Bonds, or

                           (b)      any other amendment,  change or modification
of the Agreement or the Credit Facility without the giving of notice as provided in this Section of the proposed amendment, change or modification and receipt of the written consent thereto of the Credit Facility Issuer and the Bondholders of not less than a majority in aggregate principal amount of the Bonds then outstanding.

The consent of the Bondholders shall be obtained as provided in Section 14.02 hereof with respect to Supplemental Indentures.

                  If the Issuer and the Company shall request at any time the consent of the Trustee to any proposed amendment, change or modification of the Agreement contemplated in subparagraphs (a) or (b), upon being indemnified by the Company satisfactorily with respect to expenses, the Trustee shall cause notice of the proposed amendment, change or modification to be provided in the manner which is required by Section 14.02 hereof with respect to notice of Supplemental Indentures. The notice shall set forth briefly the nature of the proposed amendment, change or modification and shall state that copies of the instrument or document embodying it are on file at the principal corporate trust office of the Trustee for inspection by all Bondholders.

                                   ARTICLE XV

                                   DEFEASANCE

                  SECTION 15.01.  DEFEASANCE.

                           (a)      When the principal or  redemption  price (as
the case may be) of, and interest on, all Bonds issued hereunder have been paid, or provision has been made for payment of the same, together with the compensation of the Trustee and all other sums payable hereunder by the Issuer when provision also shall be made for the payment of all other sums payable under the Agreement, then, the right, title and interest of the Trustee shall thereupon cease and the Trustee, on demand of the Company on behalf of the Issuer, shall release this Indenture and shall execute such documents to evidence such release as may be reasonably required by the Company on behalf of the Issuer and shall turn over to the Issuer or to such person, body or authority as may be entitled to receive the same all balances then held by it hereunder. If payment or provision therefor is made with respect to less than all of the Bonds, the particular Bonds (or portion thereof) for which provision for payment shall have been considered made shall be selected by lot by the Trustee, and thereupon the Trustee shall take similar action for the release of this Indenture with respect to such Bonds.

                           (b)      Provision  for the payment of Bonds shall be
deemed to have been made when the Trustee holds in the Defeasance Account, in trust and irrevocably set aside exclusively for such payment in the Defeasance Account, (i) moneys sufficient to make such payment and any payment of the purchase price of Bonds pursuant to Section 3.01; provided, that if a Credit Facility is then held by the Trustee, any such moneys necessary for the payment of Bonds not yet due shall constitute Available Moneys and/or (ii) Governmental Obligations maturing as to principal and interest in such amounts and at such times as will provide sufficient moneys (without consideration of any reinvestment thereof) to make such payment and any payment of the purchase price of Bonds pursuant to Section 3.01, and which are not subject to prepayment, redemption or call prior to their stated maturity; provided, that if a Credit Facility is then held by the Trustee, such Governmental Obligations shall have been on deposit with the Trustee in a separate and segregated account for a period of 95 days during which no Event of Bankruptcy has occurred, or shall have been purchased with Available Moneys.

                  No Bonds in  respect  of which a deposit  under  clause (i) or
(ii) above has been made shall be deemed paid within the meaning of this Article unless the Trustee is satisfied that the amounts deposited are sufficient to make all payments that might become due on the Bonds; provided that notwithstanding any other provision of this Indenture, any Bonds purchased with such moneys pursuant to Section 3.01 shall be surrendered to the Trustee for cancellation and shall not be remarketed. Notwithstanding the foregoing, no delivery to the Trustee under this subsection (b) shall be deemed a payment of any Bonds which are to be redeemed prior to their stated maturity until such Bonds shall have been irrevocably called or designated for redemption on a date thereafter on which such Bonds may be redeemed in accordance with the provisions of this Indenture and proper notice of such redemption shall have been given in accordance with Article VIII or the Issuer following written request of the Company shall have given the Trustee, in form satisfactory to the Trustee, irrevocable instructions to give, in the manner and at the times prescribed by
Article VIII, notice of redemption. Neither the obligations nor moneys deposited with the Trustee pursuant to this Section shall be withdrawn or used for any purpose other than, and shall be segregated and held in trust for, the payment of the principal of, redemption price of and interest on the Bonds with respect to which such deposit has been made. In the event that such moneys or obligations are to be applied to the payment of principal or redemption price of any Bonds more than 60 days following the deposit thereof with the Trustee, the Trustee shall publish once in an Authorized Newspaper a notice stating that such moneys or obligations have been deposited and identifying the Bonds for the payment of which such moneys or obligations are being held and shall mail copies of all such notices to all owners of Bonds for the payment of which such moneys or obligations are being held at their registered addresses and to the Rating Service, if the Bonds are then rated by a Rating Service.

                           (c)      Anything  in  Article  XIV to  the  contrary
notwithstanding, if moneys or Governmental Obligations have been deposited or set aside with the Trustee pursuant to this Article for the payment of the principal or redemption price of the Bonds and the interest thereon and the principal or redemption price of such Bonds and the interest thereon shall not have in fact been actually paid in full, no amendment to the provisions of this Article shall be made without the consent of the owner of each of the Bonds affected thereby.

                  Notwithstanding the foregoing, those provisions relating to the purchase of Bonds, the maturity of Bonds, interest payments and dates thereof, and the Trustee's remedies with respect thereto, and provisions relating to exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust, and repayments to the Issuer from the Bond Fund and the duties of the Trustee in connection with all of the foregoing and the fees, expenses and indemnities of the Trustee, shall remain in effect and shall be binding upon the Trustee, the Issuer, for itself, and the Bondholders notwithstanding the release and discharge of the lien of this Indenture.

                  SECTION 15.02. RELEASE OF INDENTURE. If (i) the Issuer shall pay all of the outstanding Bonds, or shall cause them to be paid and discharged, or if there otherwise shall be paid to the Bondholders of the outstanding Bonds, all Bond Service Charges due or to become due thereon, and (ii) provision also shall be made for the payment of all other sums payable hereunder or under the Agreement, then, this Indenture shall cease, determine and become null and void (except for those provisions surviving by reason of Section 9.03 hereof in the event the Bonds are deemed paid and discharged pursuant to Section 9.02 hereof), and the covenants, agreements and obligations of the Issuer hereunder shall be released, discharged and satisfied.

                  Thereupon, and subject to the provisions of Section 15.03 hereof if applicable,

                                    (i)      the  Trustee   shall  release  this
         Indenture  (except for those provisions  surviving by reason of Section
         15.03 hereof in the event the Bonds are deemed paid and discharged pursuant to Section 15.01 hereof), and shall execute and deliver to the Issuer any instruments or documents in writing as shall be requisite to evidence that release and discharge or as reasonably may be requested by the Issuer,

                                    (ii)     the  Trustee  and any other  Paying
         Agents shall assign and deliver to the Issuer any property subject at the time to the lien of this Indenture which then may be in their possession, except amounts in the Bond Fund required (a) to be paid to the Company or the Bank under Section 5.06 hereof, or (b) to be held by the Trustee and the Paying Agents under Section 5.06 hereof or otherwise for the payment of Bond Service Charges, and

                                    (iii)    the Trustee shall return the Credit
         Facility to the Bank.

                  SECTION 15.03. SURVIVAL OF CERTAIN PROVISIONS. Notwithstanding the foregoing, any provisions of the Act and this Indenture which relate to the maturity of Bonds, interest payments and dates thereof, optional and mandatory redemption provisions, exchange, transfer and registration of Bonds, replacement of mutilated, destroyed, lost or stolen Bonds, the safekeeping and cancellation of Bonds, non-presentment of Bonds, the holding of moneys in trust, and repayments to the Company and the Bank from the Bond Fund, the rebate of moneys to the United States in accordance with Section 5.05 hereof, and the duties of the Trustee and the Registrar in connection with all of the foregoing, shall remain in effect and be binding upon the Trustee, the Registrar, the Authenticating Agents, Paying Agents and the Bondholders notwithstanding the release and discharge of this Indenture. The provisions in this Article shall survive the release, discharge and satisfaction of this Indenture.

                                   ARTICLE XVI

                            MISCELLANEOUS PROVISIONS

                  SECTION 16.01. NON-RECOURSE PROVISION. (A) The obligations and agreements of the Issuer contained herein and in the other Financing Documents and any other instrument or document executed in connection therewith, and any other instrument or document supplemental hereto or thereto, shall be deemed the obligations and agreements of the Issuer and not of any member, officer, agent (other than the Company) or employee of the Issuer in his individual capacity, and the members, officers, agents (other than the Company) and employees of the Issuer shall not be liable personally hereon or be subject to any personal liability or accountability based upon or in respect hereof or thereof or on any transaction contemplated hereby or thereby.

                           (B)      The obligations and agreements of the Issuer
contained herein shall not constitute or give rise to any obligations of Saratoga County, New York or the State, and neither Saratoga County, New York nor the State shall be liable thereon, and further, such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited, special obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the sale or other disposition of the Project Facility and the other security pledged for payment of the Bonds (except for revenues derived by the Issuer with respect to the Unassigned Rights).

                           (C)      No order or decree of  specific  performance
with respect to any of the obligations of the Issuer hereunder (other than pursuant to Section 10.02 hereof, and then only to the extent of the Issuer's obligations thereunder) shall be sought or enforced against the Issuer unless the party seeking such order or decree shall first have complied with Section
9.03 hereof.

                           (D)      The Issuer  shall be  entitled to the advice
of counsel (who may be counsel to any party or to any Bondholder) and shall be wholly protected as to any action taken or omitted to be taken in good faith in reliance upon such advice. The Issuer may rely conclusively on any notice, certificate or other document furnished to it under any Financing Document and reasonably believed by it to be genuine. The Issuer shall not be liable for any action taken by it in good faith and reasonably believed by it to be within the discretion or power conferred upon it, or in good faith omitted to be taken by it and reasonably believed to be beyond such discretion or power, or taken by it pursuant to any direction or instruction by which it is governed under any Financing Document, or omitted to be taken by it by reason of the lack of direction or instruction required for such action under any Financing Document, and shall not be responsible for the consequences of any error of judgment reasonably made by it. When any payment, consent or other action by the Issuer is called for by the Indenture, the Issuer may defer such action pending an investigation or inquiry or receipt of such evidence, if any, as it may reasonably require in support thereof. A permissive right or power to act shall not be construed as a requirement to act, and no delay in the exercise of a right or power shall affect the subsequent exercise thereof. The Issuer shall in no event be liable for (i) the application or misapplication of funds or (ii) other acts or defaults, by any Person, except, in either case, by its own members, officers and employees.

                           (E)      In approving, concurring in or consenting to
any action or in exercising any discretion or in making any determination under the Indenture, the Issuer may consider the interests of the public, which shall include the anticipated effect of any transaction on tax revenues and employment, as well as the interests of the other parties hereto and the Bondholders; provided, however, that nothing herein shall be construed as conferring on any Person other than the Trustee and the Bondholders any right to notice, hearing or participation in the Issuer's consideration, and nothing in this Section 16.01 shall be construed as conferring on any of them any right additional to those conferred elsewhere herein and provided further that nothing in this

Section 16.01 shall be construed as affecting the existence or non-existence of an Event of Default. Subject to the foregoing, the Issuer shall not unreasonably withhold any approval or consent to be given by it hereunder.

                  SECTION 16.02. DEPOSIT OF FUNDS FOR PAYMENT OF BONDS. If the principal or redemption price of any Bonds becoming due, either at maturity or by call for redemption or otherwise, together with all interest accruing thereon to the due date, has been paid or provision therefor made in accordance with
Section 15.01, all interest on such Bonds shall cease to accrue on the due date and all liability of the Issuer with respect to such Bonds shall likewise cease, except as hereinafter provided. Thereafter the owners of such Bonds shall be restricted exclusively to the funds so deposited for any claim of whatsoever nature with respect to such Bonds, and the Trustee shall hold such funds in trust for such owners.

                  Moneys so deposited with the Trustee which remain unclaimed 2 years after the date payment thereof becomes due shall, at the request of the Issuer and if the Issuer is not at the time to the knowledge of the Trustee in default with respect to any covenant in the Indenture or the Bonds contained, be paid to the Issuer, and, upon the request of, and provision of adequate indemnification from the Issuer, the Trustee shall pay such moneys to the Issuer; and the owners of the Bonds for which the deposit was made shall thereafter be limited to a claim against the Issuer; provided, however, that the Trustee, before making payment to the Issuer, may, at the expense of the Issuer, cause a notice to be published once in an Authorized Newspaper, stating that the moneys remaining unclaimed will be returned to the Issuer after a specified date.

                  SECTION 16.03. EFFECT OF PURCHASE OF BONDS. No purchase of Bonds pursuant to Section 3.01 shall be deemed to be a payment or redemption of such Bonds or any portion thereof and such purchase will not operate to extinguish or discharge the indebtedness evidenced by such Bonds.

                  SECTION 16.04 PAYMENTS DUE ON SATURDAYS, SUNDAYS AND HOLIDAYS. If any Interest Payment Date, maturity date, or date fixed for redemption of any Bonds is a Saturday, Sunday or a day on which the Trustee is required or authorized or not prohibited, by law to close and is closed, then payment of interest, principal and any redemption premium need not be paid by the Trustee on that date, but that payment may be made on the next succeeding Business Day on which the Trustee is open for business with the same force and effect as if that payment were made on the Interest Payment Date, maturity date or date fixed for redemption and no interest shall accrue for the period after that date.

                  SECTION 16.05. NO RIGHTS CONFERRED ON OTHERS. Nothing herein contained shall confer any right upon any person other than the parties hereto, the Issuer, the Credit Facility Issuer and the owners of the Bonds.

                  SECTION 16.06. ILLEGAL, ETC. PROVISIONS DISREGARDED. If any term or provision of this Indenture or the Bonds or the application thereof for any reason or circumstance shall to any extent be held invalid or unenforceable, the remaining provisions or the application of such term or provision to persons and situations other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision hereof and thereof shall be valid and enforced to the fullest extent permitted by law.

                  SECTION 16.07. SUBSTITUTE NOTICE. If for any reason it shall be impossible to make publication of any notice required hereby in a newspaper or newspapers, then such publication or other notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient giving of such notice.

                  SECTION 16.08. NOTICES. Any notice to the Issuer, the Company or the Trustee shall be given in writing, either by registered mail, to be deemed effective 2 days after mailing, or by telegram, or by telephone, confirmed in writing, to:


         The Company:               Spurlock Adhesives, Inc.
                                    5090 General Mahone Highway
                                    Waverly, Virginia  23890
                                    Attention:  Phillip S. Sumpter, Executive Vice President
                                    Telephone:  (804) 834-3113
                                    Telecopy:  (804) 834-2860

         With a Copy to:            Williams Mullen Christian & Dobbins, P.C.
                                    1021 East Cary Street
                                    Richmond, Virginia  23219
                                    Attention:  David L. Dallas, Jr., Esq.
                                    Telephone:  (804) 643-1991
                                    Telecopy:  (804) 783-6456


         The Issuer:                County of Saratoga Industrial Development Agency
                                    Saratoga County Municipal Center
                                    40 McMaster Street
                                    Ballston Spa, New York  12020
                                    Attention:  Administrator
                                    Telephone:  (518) 884-4705
                                    Telecopy:  (518) 885-2220

         With a Copy to:            Snyder, Kiley, Toohey & Corbett, LLP
                                    160 West Avenue
                                    P.O. Box 4367
                                    Saratoga Springs, New York  12866
                                    Attention:  Michael J. Toohey, Esq.
                                    Telephone:  (518) 584-1500
                                    Telecopy:  (518) 584-1503


         The Trustee:               Star Bank, N.A.
                                    425 Walnut Street
                                    6th Floor
                                    Cincinnati, Ohio  45202
                                    Attention:  Corporate Trust Services
                                    Telephone:  (513) 632-2047
                                    Telecopy:  (513) 632-5511


                                       83

         If to the Bank:            KeyBank National Association
                                    66 South Pearl Street
                                    Albany, New York  12207-1501
                                    Attention:  Corporate Banking Division
                                    Telephone:  (518) 486-8181
                                    Telecopy:  (518) 487-4285

         With a Copy to:            KeyBank National Association
                                    66 South Pearl Street
                                    Albany, New York  12207
                                    Attention:  International Division, Letter of Credit Department
                                    Telephone:  (518) 486-8144
                                    Telecopy:  (518) 487-4998

                                    and

                                    Crane Kelley Greene & Parente
                                    90 State Street
                                    Albany, New York  12207
                                    Attention:  Kevin J. Kelley, Esq.
                                    Telephone:  (518) 432-8000
                                    Telecopy:  (518) 432-0086


                  SECTION 16.09. SUCCESSORS AND ASSIGNS. All the covenants, promises and agreements in this Indenture contained by or on behalf of the Issuer, or by or on behalf of the Trustee, shall bind and inure to the benefit of their respective successors and assigns, whether so expressed or not.

                  SECTION 16.10. HEADINGS FOR CONVENIENCE ONLY. The descriptive headings in this Indenture are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

                  SECTION 16.11. COUNTERPARTS. The Indenture may be executed in any number of counterparts, each of which when so executed and delivered shall constitute an original, but all of which, when taken together, shall constitute but one and the same instrument, and shall become effective when copies hereof shall be delivered to each of the parties hereto, which copies, when taken together, bear the signatures of each of the parties hereto.

                  SECTION 16.12. APPLICABLE LAW. This Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                  IN WITNESS WHEREOF, the Issuer has caused these presents to be signed in its name and behalf of its Chairman, and to evidence its acceptance of the trusts hereby created, the Trustee has caused these presents to be signed in its name and behalf by one of its duly authorized trust officers, all as of the day and year first hereinabove written.

                                   COUNTY OF SARATOGA INDUSTRIAL
                                   DEVELOPMENT AGENCY


                                   By: /s/ Floyd H. Rourke
                                       ------------------------------------
                                       Floyd H. Rourke, Chairman



                                   STAR BANK, N.A., as Trustee


                                   By: /s/ Keith A. Maurmeier
                                       ------------------------------------
                                   Name: Keith A. Maurmeier
                                         ----------------------------------
                                   Title: Senior Trust Officer
                                          ---------------------------------

         The Company hereby approves, consents to and agrees to be bound by all of the terms and provisions of the Indenture insofar as such terms or provisions, directly or indirectly, relate to, apply to, require or prohibit action by or deal with the Company, or Property of the Company, including, without limitation, the Project Facility, and including, but not limited to, all provisions for the deposit or payment of moneys to funds held by the Trustee under the Indenture. The Company hereby agrees, at its own expense, to do al things and take all actions as shall be necessary to enable the Issuer to perform its obligations under the Indenture. This paragraph shall bind the Company and its successors and assigns.

                                   SPURLOCK ADHESIVES, INC.


                                   By: /s/ Phillip S. Sumpter
                                       ------------------------------------
                                   Name: Phillip S. Sumpter
                                         ----------------------------------
                                   Title: Executive Vice President
                                          ---------------------------------


STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF SARATOGA  )

         On the 7th day of October, 1997, before me personally came FLOYD H. ROURKE, to me known, who being by me duly sworn, did depose and say that he resides in Northumberland, New York, that he is the CHAIRMAN of the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation of the State of New York described in and which executed the foregoing instrument, and that he signed his name thereto by authority of said public benefit corporation.


                                    /s/ Theresa C. Priest
                                    ---------------------------------------
                                    Notary Public

                                              THERESA C. PRIEST
                                       Notary Public, State of New York
                                        Washington County #01PR4921971
                                       Commission Expires Feb. 28, 1998



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STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF SARATOGA  )

         On this 9th day of October, 1997, before me personally came Keith A. Maurmeier, to me known, who being by me duly sworn, did depose and sat that he resides in Cincinnati Ohio, that he is the Senior Trust Officer of STAR BANK, N.A. the national banking association described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said national banking association.


                                    /s/ Theresa C. Priest
                                    ---------------------------------------
                                    Notary Public

                                              THERESA C. PRIEST
                                       Notary Public, State of New York
                                        Washington County #01PR4921971
                                       Commission Expires Feb. 28, 1998


STATE OF NEW YORK   )
                    ) SS.:
COUNTY OF SARATOGA  )

         On this 9th day of October, 1997, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and sat that he resides in Waverly Virginia, that he is the Exec V.P. of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.

                                    /s/ Theresa C. Priest
                                    ---------------------------------------
                                    Notary Public

                                              THERESA C. PRIEST
                                       Notary Public, State of New York
                                        Washington County #01PR4921971
                                       Commission Expires Feb. 28, 1998



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